- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------



                                   CREDIT AGREEMENT


                                     $500,000,000


                            CABLEVISION OF CLEVELAND, L.P.
                                    TELERAMA, INC.
                           CABLEVISION OF THE MIDWEST, INC.


                            NATIONSBANK OF TEXAS, N.A., AS
                                 ADMINISTRATIVE AGENT

                                         AND

                          CANADIAN IMPERIAL BANK OF COMMERCE
                                AS DOCUMENTATION AGENT

                                         AND

                              THE TORONTO-DOMINION BANK
                                 AS SYNDICATION AGENT

                                         AND

                          THE FIRST NATIONAL BANK OF BOSTON
                               THE BANK OF NOVA SCOTIA
                                CORESTATES BANK, N.A.
                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH
                            PNC BANK, NATIONAL ASSOCIATION
                                ROYAL BANK OF CANADA,
                                     AS CO-AGENTS



                                    APRIL 17, 1996




- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                   CREDIT AGREEMENT

                            CABLEVISION OF CLEVELAND, L.P.
                                    TELERAMA, INC.
                           CABLEVISION OF THE MIDWEST, INC.

                                  TABLE OF CONTENTS
                                  -----------------
                                                                       Page
                                                                      ----


                                      ARTICLE I

                                     DEFINITIONS
                                     -----------

    SECTION 1.01.  DEFINITIONS........................................  1
    SECTION 1.02.  ACCOUNTING AND OTHER TERMS......................... 22

                                      ARTICLE II

                            AMOUNTS AND TERMS OF ADVANCES
                            -----------------------------

    SECTION 2.01.  LOANS.............................................. 22
    SECTION 2.02.  MAKING ADVANCES.................................... 24
    SECTION 2.03.  FEES............................................... 25
    SECTION 2.04.  REDUCTION OF COMMITMENT............................ 26
    SECTION 2.05.  REPAYMENT OF THE REVOLVING CREDIT LOANS............ 28
    SECTION 2.06.  PREPAYMENTS........................................ 31
    SECTION 2.07.  INTEREST ON ADVANCES............................... 32
    SECTION 2.08.  COMPUTATIONS AND MANNER OF PAYMENTS................ 33
    SECTION 2.09.  YIELD PROTECTION; TAXES............................ 34
    SECTION 2.10.  CALCULATION OF LIBOR RATE.......................... 36
    SECTION 2.11.  QUOTATION OF RATES................................. 36
    SECTION 2.12.  BOOKING LOANS...................................... 36
    SECTION 2.13.  COLLATERAL......................................... 37

                                     ARTICLE III

                              LETTER OF CREDIT FACILITY
                              -------------------------


    SECTION 3.01.  LETTER OF CREDIT COMMITMENT........................ 37
    SECTION 3.02.  APPLICATION FOR AND ISSUANCE OF LETTERS OF CREDIT.. 37
    SECTION 3.03.  COMMISSION; PAYMENT OF DRAFTS DRAWN UNDER LETTERS
                   OF CREDIT; INCORPORATION OF TERMS OF THE
                   APPLICATIONS....................................... 37
    SECTION 3.04.  FAILURE TO PAY DRAWS ON LETTERS OF CREDIT.......... 39

    SECTION 3.05.  REIMBURSEMENT OBLIGATION OF THE LENDERS............ 39
    SECTION 3.06.  SHARING OF PAYMENTS................................ 39
    SECTION 3.07.  DUTIES OF THE ADMINISTRATIVE AGENT................. 40
    SECTION 3.08.  LENDERS, GENERALLY................................. 40
    SECTION 3.09.  GENERAL PROVISIONS................................. 40

                                      ARTICLE IV

                                 CONDITIONS PRECEDENT
                                 --------------------

    SECTION 4.01.  CONDITIONS PRECEDENT TO THE CLOSING DATE........... 40
    SECTION 4.02.  CONDITIONS PRECEDENT TO THE INITIAL ADVANCE........ 41
    SECTION 4.03.  CONDITIONS PRECEDENT TO ALL ADVANCES (OTHER THAN
                   REFINANCING ADVANCES).............................. 44
    SECTION 4.04.  CONDITIONS PRECEDENT TO THE ISSUANCE OF EACH
                   LETTER OF CREDIT................................... 45

                                      ARTICLE V

                            REPRESENTATIONS AND WARRANTIES
                            ------------------------------


    SECTION 5.01.  ORGANIZATION, QUALIFICATION AND CAPITALIZATION..... 45
    SECTION 5.02.  DUE AUTHORIZATION; VALIDITY........................ 46
    SECTION 5.03.  CONFLICTING AGREEMENTS AND OTHER MATTERS........... 46
    SECTION 5.04.  FINANCIAL STATEMENTS............................... 47
    SECTION 5.05.  LITIGATION......................................... 47
    SECTION 5.06.  COMPLIANCE WITH LAWS REGULATING THE INCURRENCE OF
                   DEBT............................................... 47
    SECTION 5.07.  AUTHORIZATIONS, TITLE TO PROPERTIES AND RELATED
                   MATTERS............................................ 48
    SECTION 5.08.  OUTSTANDING DEBT................................... 48
    SECTION 5.09.  TAXES.............................................. 48
    SECTION 5.10.  ERISA.............................................. 49
    SECTION 5.11.  ENVIRONMENTAL MATTERS.............................. 49
    SECTION 5.12.  DISCLOSURE......................................... 50
    SECTION 5.13.  CERTAIN AGREEMENTS................................. 50
    SECTION 5.14.  VALID ISSUANCE OF SECURITIES....................... 50
    SECTION 5.15.  CERTAIN FEES....................................... 50
    SECTION 5.16.  INTELLECTUAL PROPERTY.............................. 50
    SECTION 5.17.  CATV FRANCHISES.................................... 50
    SECTION 5.18.  APPLICATION OF REPRESENTATIONS AND WARRANTIES;
                   SURVIVAL........................................... 51

                                      ARTICLE VI

                                AFFIRMATIVE COVENANTS
                                ---------------------

    SECTION 6.01.  COMPLIANCE WITH LAWS............................... 51
    SECTION 6.02.  INSURANCE.......................................... 51
    SECTION 6.03.  INSPECTION RIGHTS.................................. 51
    SECTION 6.04.  RECORDS AND BOOKS OF ACCOUNT; CHANGES IN GAAP...... 52
    SECTION 6.05.  REPORTING REQUIREMENTS............................. 52
    SECTION 6.06.  USE OF PROCEEDS.................................... 54
    SECTION 6.07.  MAINTENANCE OF EXISTENCE AND ASSETS................ 54
    SECTION 6.08.  PAYMENT OF TAXES................................... 55
    SECTION 6.09.  INDEMNITY.......................................... 55
    SECTION 6.10.  INTEREST RATE HEDGING.............................. 56
    SECTION 6.11.  PAYMENT OF OBLIGATIONS AND LIABILITIES............. 56
    SECTION 6.12.  AUTHORIZATIONS AND MATERIAL AGREEMENTS............. 57

                                     ARTICLE VII

                                  NEGATIVE COVENANTS
                                  ------------------

    SECTION 7.01.  FINANCIAL COVENANTS................................ 57
    SECTION 7.02.  DEBT............................................... 58
    SECTION 7.03.  CONTINGENT LIABILITIES............................. 59
    SECTION 7.04.  LIENS.............................................. 59
    SECTION 7.05.  MANAGEMENT FEES.................................... 59
    SECTION 7.06.  DISPOSITIONS OF ASSETS............................. 59
    SECTION 7.07.  RESTRICTED PAYMENTS AND RESTRICTED PURCHASES....... 59
    SECTION 7.08.  MERGER; CONSOLIDATION; INVESTMENTS................. 60
    SECTION 7.09.  ISSUANCE OF CAPITAL STOCK; AMENDMENT OF CHARTER OR
                   PARTNERSHIP AGREEMENT.............................. 60
    SECTION 7.10.  BUSINESS........................................... 60
    SECTION 7.11.  TRANSACTIONS WITH AFFILIATES....................... 60
    SECTION 7.12.  SALE OR DISCOUNT OF RECEIVABLES.................... 60
    SECTION 7.13.  NON-COMPETE AGREEMENTS............................. 60
    SECTION 7.14.  SALE AND LEASEBACK................................. 61
    SECTION 7.15.  FISCAL YEAR........................................ 61
    SECTION 7.16.  AMENDMENTS AND WAIVERS............................. 61
    SECTION 7.17.  EMPLOYEE STOCK INCENTIVE PROGRAM................... 61

                                     ARTICLE VIII

                                  EVENTS OF DEFAULT
                                  -----------------

    SECTION 8.01.  EVENTS OF DEFAULT.................................. 62
    SECTION 8.02.  REMEDIES UPON DEFAULT.............................. 66
    SECTION 8.03.  CUMULATIVE RIGHTS.................................. 67
    SECTION 8.04.  WAIVERS............................................ 67
    SECTION 8.05.  CONTROL............................................ 68

                                      ARTICLE IX

                   THE ADMINISTRATIVE AGENT AND THE MANAGING AGENTS
                   ------------------------------------------------

    SECTION 9.01.  AUTHORIZATION AND ACTION........................... 68
    SECTION 9.02.  ADMINISTRATIVE AGENT'S RELIANCE, ETC............... 68
    SECTION 9.03.  MANAGING AGENTS AND AFFILIATES..................... 69
    SECTION 9.04.  LENDER CREDIT DECISION............................. 69
    SECTION 9.05.  INDEMNIFICATION BY LENDERS......................... 69
    SECTION 9.06.  SUCCESSOR ADMINISTRATIVE AGENT..................... 70

                                      ARTICLE X

                                    MISCELLANEOUS
                                    -------------

    SECTION 10.01. AMENDMENTS AND WAIVERS............................. 71
    SECTION 10.02. NOTICES............................................ 71
    SECTION 10.03. PARTIES IN INTEREST................................ 73
    SECTION 10.04. ASSIGNMENTS AND PARTICIPATIONS..................... 73
    SECTION 10.05. SHARING OF PAYMENTS................................ 74
    SECTION 10.06. COSTS, EXPENSES, AND TAXES......................... 75
    SECTION 10.07. RATE PROVISION..................................... 75
    SECTION 10.08. SEVERABILITY....................................... 76
    SECTION 10.09. EXCEPTIONS TO COVENANTS............................ 76
    SECTION 10.10. COUNTERPARTS....................................... 76
    SECTION 10.11. GOVERNING LAW...................................... 76
    SECTION 10.12. ENTIRE AGREEMENT................................... 77
    SECTION 10.13. WAIVER OF JURY TRIAL............................... 77
    SECTION 10.14. JOINT AND SEVERAL OBLIGATIONS...................... 77
    SECTION 10.15. DISSEMINATION OF INFORMATION....................... 77
    SECTION 10.16. TAXES.............................................. 78
    SECTION 10.17. TERMINATION........................................ 79

                            TABLE OF SCHEDULE AND EXHIBITS
                            ------------------------------


SCHEDULES
- ---------

Schedule 1.01      Form of Subscriber Report
Schedule 1.02      List of Letters of Credit
Schedule 1.03      List of CATV Systems
Schedule 5.01      List of Cablevision Entities, Ownership, Addresses, Etc.
Schedule 5.05      Litigation in Effect on the Closing Date
Schedule 5.07      Material Authorizations in Effect on the Closing Date
Schedule 5.08      Debt in Existence on the Closing Date
Schedule 5.10      ERISA Unfunded Liabilities
Schedule 5.17      Description of Expirations and Renewals of each CATV
                   Franchise
Schedule 7.03      Guaranties in Existence on the Closing Date
Schedule 7.04      Liens in Existence on the Closing Date
Schedule 7.08      Investments in Existence on the Closing Date
Schedule 7.13      Non-Compete Agreements



EXHIBITS
- --------


Exhibit A          Form of Assignment and Acceptance
Exhibit B-1        Form of Revolving Credit Note
Exhibit B-2        Form of Term Loan Note
Exhibit C          Form of Application for Letters of Credit
Exhibit D          Form of Compliance Certificate
Exhibit E          Form of Unlimited Guaranty
Exhibit F          Form of Pledge Agreement
Exhibit G-1        Form of Attorney Opinion
Exhibit G-2        Form of Attorney Opinion
Exhibit H          Form of FCC Attorney Opinion

                                     $500,000,000

                            CABLEVISION OF CLEVELAND, L.P.
                            ------------------------------
                                    TELERAMA, INC.
                                    --------------
                           CABLEVISION OF THE MIDWEST, INC.
                           --------------------------------

                                   CREDIT AGREEMENT
                                   ----------------

    THIS CREDIT AGREEMENT is dated as of April 17, 1996, and is among CABLEVISION OF CLEVELAND, L.P., a Delaware limited partnership ("CC"), TELERAMA, INC., an Ohio corporation ("TI") and CABLEVISION OF THE MIDWEST, INC., a Delaware corporation ("CTM") (CC, TI and CTM collectively herein referred to as the "Companies"), the Lenders from time to time party hereto, NATIONSBANK OF TEXAS, N.A., a national banking association ("NationsBank"), as the Administrative Agent, CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank operating in the United States, itself or through its New York Agency, affiliates, branches or agencies ("CIBC"), as the Documentation Agent, THE TORONTO-DOMINION BANK, a Canadian chartered bank operating in the United States ("TD"), as the Syndication Agent, and THE FIRST NATIONAL BANK OF BOSTON, THE BANK OF NOVA SCOTIA, CORESTATES BANK, N.A., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, PNC BANK, NATIONAL ASSOCIATION and ROYAL BANK OF CANADA, as Co-Agents.

                                     WITNESSETH:
                                     -----------

    WHEREAS, the Companies have requested a loan facility in the aggregate maximum amount of $500,000,000, consisting of (1) a reducing revolving loan in the maximum aggregate amount outstanding of $425,000,000 (of which $10,000,000 may be used for Letters of Credit) and (2) a $75,000,000 term loan from the Lenders, the proceeds of which will be used in accordance with the terms of this Agreement, and the Lenders have agreed to extend such credit pursuant to the terms and conditions of this Agreement;

    NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE I

                                     DEFINITIONS
                                     -----------

    SECTION 1.01. DEFINITIONS. As used in this Agreement, the following terms have the respective meanings indicated below (such meanings to be applicable equally to both the singular and plural forms of such terms):

    "ADMINISTRATIVE AGENT" means NationsBank of Texas, N.A., a national banking association, in its capacity as the Administrative Agent hereunder, or any successor Administrative Agent appointed pursuant to Section 9.06 hereof.

    "ADVANCE" means an advance made by a Lender to any Company pursuant to
Section 2.01 hereof or Section 3.03 hereof, whether made under the Revolving Credit Loans or the Term Loan, and including any Refinancing Advance.

    "AFFILIATE" of any Person means (i) any director (or Person holding the equivalent position) or officer (or Person holding the equivalent position) of such Person or of any Affiliate of such Person, (ii) any other Person which, directly or indirectly through one or more intermediaries, controls or is controlled by or under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan), including, without limitation, if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power, or if not having ordinary voting power, having at the time voting power, for the election of directors of such Person or to direct or cause the direction of management and policies of such Person whether by contract or otherwise, including any general partner and (iii) any other Person who is a member of the immediate family of such Person or is the executor, administrator or other personal representative of such Person.

    "AGGREGATE ADVANCE" means, collectively, each set of Advances made by the Lenders on the same date made under the Revolving Credit Loans and the Term Loan, bearing interest at the same rate, and, with respect to LIBOR Advances, having the same Interest Period.

    "AGREEMENT" means this Credit Agreement, as hereafter amended, modified, or supplemented in accordance with its terms.

    "ANNUALIZED OPERATING CASH FLOW" means, as of any date of determination, the product of (a) Operating Cash Flow for the Companies' most recently ended three month period for which cash flow statements have been delivered to the Administrative Agent times (b) four.

    "APPLICABLE ENVIRONMENTAL LAWS" means any and all applicable federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

    "APPLICABLE LAW" means in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party, including, without limitation, Applicable Environmental Laws.

    "APPLICABLE MARGIN" means (a) with respect to the Revolving Credit Loans only (i) for Base Rate Advances under the Revolving Credit Loans: 7/8ths of 1% per annum and (ii) for LIBOR Advances under the Revolving Credit Loans: 1 and 7/8ths% per annum, and (b) with respect to the Term Loan only (i) for Base Rate Advances under the Term Loan: 1 and 1/8ths% per annum and (ii) for LIBOR Advances under the Term Loan: 2 and 1/8ths% per annum. Notwithstanding the foregoing, the Applicable Margin for Revolving Credit Loans may change, effective upon receipt by the Administrative Agent from the Companies of a Compliance Certificate delivered to the Lenders pursuant to Section 6.05(d) hereof and demonstrating a change in the Leverage Ratio to an amount so that another Applicable Margin should be applied pursuant to the table set forth below, in which case the Applicable Margin for each type of Advance under the Revolving Credit Loans shall mean the respective amount set forth below opposite such relevant Leverage Ratio in Columns A and B below, until receipt by the Administrative Agent from the Companies of a Compliance Certificate, demonstrating a change in the Leverage Ratio to an amount so that another Applicable Margin shall be applied; provided that if the Leverage Ratio shall at any time exceed or equal 6.00 to 1.00, the Applicable Margin shall again be the respective amounts first set forth in this definition; provided, further, that in order to obtain an adjustment to a lower Applicable Margin the Companies must request such adjustment in writing; and provided further, that if any Company fails to deliver (i) any Compliance Certificate to the Administrative Agent within any required time period set forth in Section 6.05(d) hereof, or (ii) any financial statements to the Administrative Agent within any required time period set forth in Section 6.05(a) hereof, the Applicable Margin for the Revolving Credit Loans shall be adjusted on the date such statements are delivered, but applied retroactively to reflect the change in the Applicable Margin demonstrated by such Compliance Certificate or financial statements, effective on the latest date such Compliance Certificate or financial statements should have been received to remain in compliance with such Section. The Applicable Margin for the Term Loan shall never change.

                                  FOR REVOLVING CREDIT LOANS ONLY
                                  -------------------------------

                                  COLUMN A            COLUMN B
Leverage Ratio                    Base Rate           LIBOR
- --------------                    ---------           -----

 Greater than or equal
 to 6.00 to 1.00                  7/8 of 1%           1 and 7/8%

 Greater than or equal
 to 5.75 to 1.00 but less than
 6.00 to 1.00                     3/4 of 1%           1 and 3/4%

 Greater than or equal to
 5.50 to 1.00 but less
 than 5.75 to 1.00                1/2 of 1%           1 and 1/2%

 Greater than or equal to
 5.00 to 1.00 but less
 than 5.50 to 1.00                1/4 of 1%           1 and 1/4%

 Greater than or equal to
 4.50 to 1.00 but less than
 5.00 to 1.00                        0%                   1%

 Less than 4.50 to 1.00              0%               3/4 of 1%

    "APPLICABLE SPECIFIED PERCENTAGE" means either the Revolving Credit Specified Percentage or the Term Loan Specified Percentage, as applicable in the context used.

    "APPLICATION" means any Application and Agreement for Letter of Credit delivered to the Administrative Agent by the Notification Agent on behalf of any Company pursuant to Article III hereof and substantially in the form of EXHIBIT C hereto.

    "AMS7"  means Arsenal MSub 7 Inc., a Delaware corporation.

    "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent and each of the Companies, as applicable, in substantially the form of EXHIBIT A hereto.

    "ASSIGNOR" has the meaning ascribed thereto in Section 10.04(a) hereof.

    "AUDITOR" means KPMG Peat Marwick or other independent certified public accountants selected by the Companies and reasonably acceptable to the Managing Agents.

    "AUTHORIZATIONS" means, for each Cablevision Entity, all filings, recordings and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, Licenses, certificates and permits from, the FCC, applicable public utilities and other federal, state and local regulatory or governmental bodies and authorities or any subdivision thereof, including, without limitation, CATV Franchises.

    "AUTHORIZED OFFICER" means the Chief Executive Officer, Chairman, Vice Chairman, Senior Vice President-Finance and Treasurer and Senior Vice President-Finance and Controller of CSC, and any other officer authorized by any of the above listed officers from time to time and of which the Administrative Agent has been notified in writing.

    "BASE RATE" means a fluctuating rate per annum as shall be in effect from time to time equal to the lesser of (a) the Applicable Margin plus the higher of
(i) the rate of interest as then in effect announced publicly by NationsBank in Dallas, Texas from time to time as its U.S. dollar prime commercial lending rate (which rate may or may not be the lowest rate of interest charged by NationsBank from time to time) and (ii) the sum of the Federal Funds Rate plus .50%, and (b) the Highest Lawful Rate. The Base Rate shall be adjusted automatically as of the opening of business on the effective date of each change in NationsBank's prime rate or in the Federal Funds Rate, as applicable, to account for such change.

    "BASE RATE ADVANCE" means an Advance bearing interest at the Base Rate.

    "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in Dallas, Texas or New York, New York, and, if the applicable Business Day relates to a LIBOR Advance, on which dealings are carried on in the London Interbank Market.

    "CABLEVISION ENTITIES" means all of the Companies and the Guarantors, and each of their successors and assigns.

    "Capital Expenditures" means expenditures that are required to be capitalized for financial reporting purposes in accordance with GAAP, and in any event shall include the aggregate amount of items leased or acquired under Capital Leases at the cost of the item, and the acquisition of realty, tools, equipment, and fixed assets, and any deferred costs associated with any of the foregoing (excluding deferred lease payments under Capital Leases).

    "CAPITALIZED LEASE OBLIGATIONS" means, with respect to the Companies and the Subsidiaries, the amount of the obligations of the Companies and the Subsidiaries under Capital Leases which would be shown as a liability on a balance sheet of the Companies prepared in accordance with GAAP.

    "CAPITAL LEASES" means capital leases and subleases, as defined in the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 13, dated November 1976, as amended.

    "CAPITAL STOCK" means, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock of any Person that is a corporation and each class of partnership interests (including without limitation, general, limited and preference units) in any Person that is a partnership.

    "CASH EQUIVALENTS" means investments (directly or through a money market fund) in (a) certificates of deposit, repurchase agreements, and other interest bearing deposits or accounts with United States commercial banks having a combined capital and surplus of at least $100,000,000, or with insurance companies whose debt obligations have one of the two highest ratings obtainable from Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., or Moody's Investors Service, Inc., which certificates, repurchase agreements, deposits, and accounts mature within one year from the date of investment,
(b) obligations issued or unconditionally guaranteed by the United States government, or issued by an agency thereof and backed by the full faith and credit of the United States government, which obligations mature within one year from the date of investment, (c) direct obligations issued by any state or political subdivision of the United States, which mature within one year from the date of investment and have one of the two highest ratings obtainable from Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., or Moody's Investors Service, Inc. on the date of investment, and
(d) commercial paper which has one of the two highest ratings obtainable from Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., or Moody's Investors Service, Inc.

    "CATV FRANCHISE" means, collectively, with respect to the Companies and the Subsidiaries (a) any franchise, license, permit, or easement granted by any political jurisdiction or unit or other local, state or federal franchising authority pursuant to which a Person has the right to operate a CATV System, including without limitation, FCC Licenses, (b) any Pole Agreement, and (c) any legislation, regulation, bill, ordinance, agreement or other instrument or document issued by a franchising authority setting forth all or any part of the terms of any FCC License or franchise, license, permit, or easement described in clause (a) of this definition.


    "CATV SYSTEM" means any cable distribution system owned or acquired by any Company or any Subsidiary which receives or when operational, will receive, audio, video, digital or other broadcast signals or information by cable, optical, antennae, microwave or satellite transmission and which amplifies and transmits such signals to Persons who pay to receive such signals.

    "CC" means Cablevision of Cleveland, L.P., a Delaware limited partnership.

    "CCGPI" means Cablevision of Cleveland G.P., Inc., a Delaware corporation.

    "CCLPI" means Cablevision of Cleveland, L.P., Inc., a Delaware corporation.

    "CLOSING DATE" means the date hereof.

    "CMHC" means Cablevision of the Midwest Holding Co., Inc., a Delaware corporation.

    "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

    "COLLATERAL" has the meaning ascribed thereto in Section 2.13 hereof.

    "COMMITMENT" means, with respect to the Revolving Credit Loans, $425,000,000, as reduced from time to time pursuant to Section 2.04 hereof.

    "COMPANIES" means CC, TI and CTM.

    "COMPLIANCE CERTIFICATE" means a certificate of an Authorized Officer, substantially in the form of EXHIBIT D hereto and acceptable to the Managing Agents and the Lenders

(a) certifying that no Default or Event of Default has occurred and (b) setting forth detailed calculations with respect to compliance by the Companies with the Leverage Ratio as it affects the Applicable Margin and with each of the covenants described in Section 7.01 hereof.

    "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Company or any Subsidiary, are treated as a single employer under Section 414(b) or 414(c) of the Code.

    "CORPORATE FINANCE RESTRUCTURING" means the refinancing of the Companies and the other Cablevision Entities, as previously disclosed to the Lenders in writing.

    "CREDITOR AFFILIATE" means any holding company of any Lender, or any wholly-owned direct or indirect subsidiary of any such holding company or of any such Lender.

    "CSC" means Cablevision Systems Corporation, a Delaware corporation.

    "CTM" means Cablevision of the Midwest, Inc., a Delaware corporation.

    "DEBTOR RELIEF LAWS" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief Laws affecting the rights of creditors generally from time to time in effect.

    "DEFAULT" means any event specified in Section 8.01 hereof, whether or not any requirement in connection with such event for the giving of notice, lapse of time, or happening of any further condition has been satisfied.


    "DIVIDEND" means, as to any Person, (a) any declaration or payment of any dividend or distribution (other than a stock dividend) on, or the making of any pro rata distribution, loan, advance, or investment to or in any holder (in its capacity as a shareholder) of, any partnership interests or any shares of Capital Stock of such Person, or (b) any purchase, redemption, or other acquisition or retirement for value of any partnership interests or any shares of Capital Stock of such Person.

    "DOCUMENTATION AGENT" means Canadian Imperial Bank of Commerce, a Canadian chartered bank operating in the U.S., itself or through its New York Agency, affiliates, branches or agencies, in each case in its capacity as the Documentation Agent hereunder.

    "DOLAN FAMILY INTERESTS" means Charles F. Dolan, his spouse, his descendants, or any spouse of any such descendant, and trusts for the benefit of, INTER ALIA, him, his spouse, his descendants, or any spouse of any such descendants, and any estate, testamentary trust, or executor, administrator, conservator or legal or personal representative of any of the foregoing, or any partnership, limited liability company, corporation or similar entity not less than 80% of the equity of which is owned and controlled by any of the foregoing or any combination of the foregoing.

    "DOLLAR" or "$", means the lawful currency of the United States of America.

    "EFFECTIVE DATE" means the date the Initial Advance is made by the Lenders.

    "ELIGIBLE ASSIGNEE" means (a) with respect to any assignment of any Lender's Revolving Credit Specified Percentage of the Commitment and the outstanding Advances under the Revolving Credit Loans (i) any Lender, (ii) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000; (iii) a savings and loan association or savings bank organized under the laws of the United States, or any state thereof, having total assets in excess of $500,000,000, and not in receivership or conservatorship; (iv) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is described in this clause; and (v) the central bank of any country which is a member of the Organization for Economic Cooperation and Development, and (b) with respect to any assignment of any Lender's Term Loan Specified Percentage of the Term Loan and the outstanding Advances under the Term Loan, (i) a Lender, (ii) a commercial bank organized under the laws of any country that is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, (iii) the central bank of any country that is a member of the Organization for Economic Cooperation and Development and (iv) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $100,000,000, provided that, none of the Companies or any Affiliate of the Companies shall qualify as an Eligible Assignee.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rulings and regulations issued thereunder, as from time to time in effect.

    "ERISA AFFILIATE" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Company or any of the Subsidiaries, or is under common control with any Company or any of the Subsidiaries, within the meaning of Section 414(c) of the Code.

    "ERISA EVENT" means (a) a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC, (b) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA) which would constitute a termination under

Section 4041(c) of ERISA, (c) the cessation of operations at a facility in the circumstances described in Section 4062(c) of ERISA, (d) the withdrawal by any Company, any Subsidiary, or an ERISA Affiliate from a Multiple Employer Plan during a Plan year for which it was a substantial employer, as defined in
Section 4001(a)(2) of ERISA, (e) the failure by any Company, any Subsidiary, or any ERISA Affiliate to make a payment to a Plan required under Section 302 of ERISA, (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (g) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Plan.

    "EVENT OF DEFAULT" means any of the events specified in Section 8.01 of this Agreement, provided there has been satisfied any requirement in connection therewith for the giving of notice, lapse of time, or happening of any further condition or any combination thereof.

    "FCC" means the Federal Communications Commission and any successor thereto.

    "FCC LICENSE" means any community antenna relay service, broadcast auxiliary license, earth station, business radio, microwave or special safety radio service license issued by the FCC pursuant to the Communications Act of 1934.

    "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York as quoted by the computerized services of Dow Jones Telerate, Incorporated, or, if such rate is not so quoted for any day which is a Business Day, the average of the quotations for such date on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

    "FEE LETTERS" means those certain letter agreements addressed to the Companies and acknowledged and agreed to by the Companies, dated the Closing Date, describing certain fees payable to the Administrative Agent or any other Managing Agent, or any combination thereof, if any, in connection with this Agreement and the credit facility provided hereunder, as such letter agreements may be amended, modified, substituted or replaced with the consent of the Companies and the Administrative Agent or any other Managing Agent, as appropriate.

    "FINAL MATURITY DATE" means December 31, 2005, or such earlier date the Obligation becomes due and payable (whether by acceleration, prepayment in full, scheduled reduction or otherwise).

    "FIXED CHARGES" means, for any period, the sum of (a) Total Debt Service, plus (b) Capital Expenditures paid by any Company or any Subsidiary.

    "GAAP" means generally accepted accounting principles, as applied by the Companies in the preparation of the financial statements for the fiscal year ended December 31, 1995 submitted pursuant to Section 4.02 hereof, applied on a consistent basis. Application on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

    "GUARANTORS" means all present and future Subsidiaries of each of the Companies, CMHC, VCH, CCGPI, AMS7, CCLPI, Cablevision Systems Ohio Investment Corporation, Shamrock Cable Corp., Cablevision of Ohio, Ltd., Cablevision of Geauga County (Joint Venture), Complexicable of Cuyahoga Valley, Ohio Cablevision Investors, Ltd., Space Cable of Strongsville, Ltd., Shamrock Cleveland Cablevision, L.P., Space Cable of Ohio, Ltd., Shamrock Cuyahoga County Cablevision Associates, L.P. and Shamrock Ohio Cablevision Associates, L.P., each of their existing and future subsidiaries, and, in each case, each of their successors and assigns.

    "GUARANTY" or "GUARANTIES" means, with respect to the Companies, or the Subsidiaries, without duplication, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or obligation of any other Person in any manner, whether directly or indirectly, and any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the Solvency, net worth, equity or working capital or other financial condition or ratio of any other Person, or otherwise assures any creditor or such other Person against loss, including, without limitation, any agreement which assures any creditor or such other Person payment or performance of any obligation, or any take-or-pay contract and shall include without limitation, the contingent liability of such Person in connection with any application for a letter of credit (without duplication of any amount already included in Total Debt).

    "HAZARDOUS MATERIAL" means, collectively, (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, insulation, transformers or other equipment that in each case contains dielectric fluid containing polychlorinated biphenyls, (b) any chemicals or other material or substances which are defined as or included in the definition of "hazardous substances", "hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Applicable Environmental Law and (c) any other chemical or other material or substance, exposure to which is prohibited, limited or regulated under any Applicable Environmental Law.

    "HIGHEST LAWFUL RATE" means at the particular time in question the maximum rate of interest which, under Applicable Law, any Lender is then permitted to charge on the Obligation. If the maximum rate of interest which, under Applicable Law, any Lender is permitted to charge on the Obligation shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to any Company or the Notification Agent.

    "INCREASED COST" has the meaning set forth in Section 2.09(b) hereof.

    "INDEBTEDNESS" means all obligations, contingent or otherwise, which in accordance with GAAP should be classified on a balance sheet as liabilities, and in any event including without limitation, all Total Debt and (a) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade payables), and (b) all reimbursement obligations (contingent or otherwise) relating to letters of credit.

    "INDEMNITEES" has the meaning ascribed thereto in Section 6.09 hereof.

    "INITIAL ADVANCE" means the initial Advance made in accordance with the terms hereof, which Advance shall be the full amount of the Term Loan and any amount of the Revolving Credit Loan requested by the Notification Agent.

    "INSUFFICIENCY" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities within the meaning of Section 4001(a)(18) of ERISA.

    "INTEREST HEDGE AGREEMENTS" means any interest rate swap agreements, interest cap agreements, interest rate collar agreements, or any similar agreements or arrangements, or foreign currency hedge, exchange or similar agreements, on terms and conditions, and pursuant to documentation, acceptable to the Managing Agents (provided that any market rate interest rate swaps entered into pursuant to documentation prescribed by the most current edition of the Code of Standard Wording, Assumptions and Provisions for Swaps, promulgated by the International Swap Dealers Association, Inc., shall be deemed to be acceptable for all purposes), as such agreements or arrangements may be modified, supplemented, and in effect from time to time.

    "INTEREST PERIOD" means, with respect to any LIBOR Advance, the period beginning on the date such Advance is made or continued as a LIBOR Advance, and ending at the election of the Notification Agent, one, two, three or six months thereafter, or if every Lender determines that it is available in their discretion, the period beginning on the date such Advance is made or continued as a LIBOR Advance, and ending nine months or one year thereafter.

    "INVESTMENT" means any acquisition of all or substantially all of the assets of any Person, or any direct or indirect purchase or other acquisition of, or a beneficial interest in, Capital Stock, partnership interests or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts, and similar expenditures in the ordinary course of business), or capital contribution to or investment in any other Person, including without limitation the incurrence or sufferance of Total Debt or accounts receivable of any other Person that are not current assets or do not arise from sales to that other Person in the ordinary course of business.

    "LAW" means any statute, law, ordinance, regulation, rule, order, writ, injunction, or decree of any Tribunal.

    "LENDERS" means the Lenders listed on the signature pages hereof, and each Eligible Assignee that hereafter becomes a party hereto pursuant to Section
10.04 hereof, for so long as such Lender is owed any portion of the Obligation.

    "LETTERS OF CREDIT" means those letters of credit of NationsBank set forth on SCHEDULE 1.02 hereto, and those Letters of Credit issued by the Administrative Agent from time to time in accordance with the terms and provisions of Article III hereof, as each may be amended, modified, renewed, extended, replaced or substituted by any Lender.

    "LETTER OF CREDIT COMMITMENT" means, on any date, an amount equal to the lesser of the Unused Commitment or $10,000,000.

    "LEVERAGE RATIO" means, as of any date of determination, the ratio of (a) the difference between (i) Total Debt of the Companies and their Subsidiaries minus (ii) Indebtedness of the Companies and their Subsidiaries incurred solely in respect of Interest Hedge Agreements, to (b) Annualized Operating Cash Flow.

    "LIBOR ADVANCE" means an Advance bearing interest at the LIBOR Rate.

    "LIBOR BASE RATE" means, for any LIBOR Advance, a per annum rate equal to the average (as determined by the Administrative Agent) of the rates per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) determined by the respective Reference Lenders at approximately 11:00 a.m., London time (or as soon thereafter as practicable) on the day two Business Days prior to the first day of the Interest Period for any such Advance to be the rate quoted to the Reference Lenders by at least two internationally recognized money market brokers selected by the Reference Lenders for the offering to the Reference Lenders in the London Interbank Market of Dollar deposits in an amount which most closely approximates the principal amount of such Advance, and having a term commonly found among such deposits which most closely approximates the Interest Period of such Advance, such rate to be notified by the Reference Lenders to the Administrative Agent; provided that, if any Reference Lender is not participating in any LIBOR Advance for any reason, the LIBOR Base Rate for such Advance for such Interest Period shall be determined by reference to the amount of such Advance which such Reference Lender would have made had it been participating in such Advance.

    "LIBOR RATE" means, for any LIBOR Advance for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the sum of (a) the Applicable Margin plus (b) the rate determined by the Administrative Agent pursuant to the following formula :

                                  LIBOR BASE RATE
                            -----------------------------
                           100% - LIBOR Reserve Percentage

    "LIBOR RESERVE PERCENTAGE" means the maximum reserve requirement including any supplemental and emergency reserves (expressed as a percentage) to which the Lenders are actually subject in respect of "eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System, or any substituted or amended reserve requirement to which the Lenders are actually subject.

    "LICENSE" means, as to any Person, any license, permit, certificate of need, authorization, certification, accreditation, franchise, approval, or grant of rights by any Tribunal or third person necessary or appropriate for such Person to own, maintain, or operate its business or Property, including FCC Licenses.

    "LIEN" means any mortgage, pledge, security interest, encumbrance, lien, or charge of any kind, including without limitation any agreement to give or not to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement or other similar form of public notice under the Laws of any jurisdiction (except for the filing of a financing statement or notice in connection with an operating lease).

    "LITIGATION" means any proceeding, claim, lawsuit, arbitration, and/or investigation conducted or threatened by or before any Tribunal, including without limitation proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, Tax, or other Law, or under or pursuant to any contract, agreement, or other instrument.

    "LOANS" means the Revolving Credit Loans and the Term Loan.

    "LOAN PAPERS" means this Agreement, the Notes, the Security Documents, the Unlimited Guaranties, all Letters of Credit, the Fee Letters, all Applications, all Interest Hedge Agreements between any one or more Companies and any one or more Lenders or Creditor Affiliates and all Assignment and Acceptance agreements, and all other written agreements entered into from time to time among any Cablevision Entity and the Administrative Agent and/or the Lenders in connection with this Agreement, as each such document or instrument shall, with the consent of the Lenders pursuant to the terms hereof, be amended, revised, substituted or replaced.

    "LONDON INTERBANK MARKET" means the buying and selling of Dollar deposits payable by financial institutions located in London between the Reference Lenders and other financial institutions in the ordinary course of the Reference Lenders' business.

    "MAJORITY LENDERS" means, on any date of determination, any combination of the Lenders having Total Specified Percentages resulting in exposure to such Lenders equal to at least 51.00% of the sum of (a) the sum of (i) all outstanding Advances under the Revolving Credit Loans on such date, plus (ii) the Unused Commitment on such date plus (b) all outstanding Advances under the Term Loan on such date.

    "MANAGING AGENTS" means the Administrative Agent, the Documentation Agent and the Syndication Agent, and "Managing Agent" means any of the Administrative Agent, the Documentation Agent and the Syndication Agent, as appropriate under the circumstances.

    "MANAGEMENT FEES" means all fees from time to time directly or indirectly paid or payable by any Company or any Subsidiary to any Affiliate of any Cablevision Entity for managerial services or otherwise, excluding any out-of-pocket expenses actually incurred by any such entity on behalf of any Company for which any such Company reimburses such entity and any reasonable allocated expenses incurred by any Affiliate on behalf of any Cablevision Entity.

    "MATERIAL ADVERSE EFFECT" means a materially adverse effect upon (a) the business, Properties, financial conditions or results of operations of the Companies and the Subsidiaries taken as a whole, or (b) the ability of the Companies and the Subsidiaries taken as a whole to perform the Obligation hereunder, or (c) the validity or enforceability of any of the Loan Papers.

    "MAXIMUM AMOUNT" means the maximum amount of interest which, under Applicable Law, any Lender is permitted to charge on the Obligation.

    "MULTIEMPLOYER PLAN" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Company, any Subsidiary, or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions with respect to which any Company, any Subsidiary or any ERISA Affiliate could currently incur a liability, such plan being maintained pursuant to one or more collective bargaining agreements.

    "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Company, any Subsidiary, or any ERISA Affiliate and at least one Person other than any Company, any Subsidiary, and any ERISA Affiliate, or (b) was so maintained and in respect of which any Company, any Subsidiary, or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

    "NET PROCEEDS" means the gross proceeds received by any Company or any Subsidiary in connection with or as a result of any disposition of any Property of any Company or any Subsidiary, minus the reasonable out-of-pocket costs and expenses incurred by such Company or such Subsidiary in connection with such disposition, so long as such costs and expenses are paid to Persons who are not Affiliates of any Cablevision Entity.

    "NON-COMPETE AGREEMENTS" means any agreement under which any Company or any Subsidiary agrees to pay money to Persons in installments in exchange for agreements from such Persons to refrain from competing with any Company or any Subsidiary in a certain line of business in a specific geographical area for a certain time period, or pursuant to which any Person agrees to limit or restrict its right to engage, directly or indirectly, in the cable industry for any period of time for any geographic location.

    "NOTES" means the promissory notes of each of the Companies to each Lender evidencing Advances under (a) the Revolving Credit Loans owing hereunder to such Lender, in substantially the form of EXHIBIT B-1 hereto, payable to the order of such Lender and in a maximum principal amount equal to such Lender's Revolving Credit Specified Percentage of the Commitment and (b) the Term Loan owing hereunder to such Lender, in substantially the form of EXHIBIT B-2 hereto, payable to the order of such Lender and in a maximum principal amount equal to such Lender's Term Loan Specified Percentage of $75,000,000, in each case, as each such note may be amended, substituted, replaced, increased or decreased from time to time.

    "NOTIFICATION AGENT" means, (a) with respect to notices from any Lender or the Administrative Agent to any Company, the Chief Financial Officer and the General Counsel of CSC at the address for the Notification Agent set forth in
Section 10.02 hereof, and (b) with respect to notices from any Company to any Lender or the Administrative Agent, any Authorized Officer.

    "OBLIGATION" means all present and future obligations, indebtedness and liabilities (including, without limitation, the Reimbursement Obligation and all obligations to any Lender or any Creditor Affiliate under or in connection with any Interest Hedge Agreements entered into by any Company and any Lender or Lenders or any Creditor Affiliate), and all renewals and extensions of all or any part thereof, of each Company and the Subsidiaries to the Lenders arising from, by virtue of, or pursuant to (a) this Agreement, (b) the Notes, (c) any of the other Loan Papers or (d) any other document or instrument evidencing any obligation, indebtedness or liability of any Company to the Administrative Agent or any or all Lenders executed or delivered in connection with this Agreement, and any and all renewals and extensions thereof or any part thereof, or under or in connection with any future amendments thereto, and all interest accruing on all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several.

    "OPERATING CASH FLOW" means, for any period of determination, the sum of the Companies' and the Subsidiaries' operating revenues less operating expenses (excluding operating expenses and compensation of the Companies and the Subsidiaries related to CSC's employee stock incentive programs, not to exceed either (a) in the aggregate for any calendar year 7% of the Operating Cash Flow for the previous calendar year or (b) $4,000,000 in the aggregate throughout the term of this Agreement (or $7,000,000 in the event that the Leverage Ratio at the time of determination is less than 5.00 to 1.00)). Operating Cash Flow shall be adjusted for each acquisition and disposition occurring during any period of determination to include or exclude cash flow from such assets purchased or sold, as appropriate, as if such purchase or sale occurred on the first day of such period.

    "PBGC" means the Pension Benefit Guaranty Corporation, or any successor agency or entity performing substantially the same functions.

    "PERMITTED ACQUISITIONS" means acquisitions by the Companies of cable properties located in the United States adjacent to any System, the aggregate purchase price for which acquired cable properties in any fiscal year during the term of this Agreement is not in excess of $1,000,000.

    "PERMITTED LIENS"  means:

    (a) Liens arising under workmen's compensation Laws, unemployment insurance Laws and old age pensions or other social security benefits or other similar Laws;

    (b) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of any portion of Total Debt), statutory obligations, surety and appeal bonds, and other obligations of like nature, incurred in the ordinary course of business;

    (c) Liens imposed by Law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, incurred in good faith in the ordinary course of business with respect to obligations not then delinquent, or that are being contested in good faith by appropriate proceedings for which adequate reserves have been established;

    (d)  Liens for Taxes to the extent nonpayment thereof shall be permitted by
Section 6.08 hereof;

    (e) Liens incidental to the normal conduct of the business of any Company or any Subsidiary or the ownership of its Property (including zoning restrictions, easements, licenses, reservations, restrictions on the use of real property or minor irregularities incident thereto and with respect to leasehold interests, Liens that are incurred, created, assumed or permitted to exist and arise by, through or under or are asserted by a landlord or owner of the leased Property, with or without consent of the lessee) that are not incurred in connection with the incurrence of any portion of Total Debt and which do not in the aggregate materially impair the value or use of the Property used in the business of the Company and the Subsidiaries taken as a whole, or the use of such Property for the purpose for which such property is held;

    (f) Liens existing on the date hereof described on SCHEDULE 7.04 hereto, and any extension, renewal or replacement thereof but only if the principal amount of Total Debt secured thereby is not increased and such Lien does not extend to or cover any other Property; and

    (g)  Liens securing the Obligation.

    "PERSON" means any individual, partnership, joint venture, corporation, limited liability company, trust, Tribunal, unincorporated organization or other entity of whatever nature.

    "PLAN" means a Single Employer Plan or a Multiple Employer Plan.

    "PLEDGE AGREEMENTS" means those certain Pledge Agreements in the form of EXHIBIT F hereto whereby 100% of the Capital Stock of each Company, each Subsidiary, CMHC, VCH, CCGPI, CCLPI, AMS7, Cablevision Systems Ohio Investment Corporation, Shamrock Cable Corporation, Cablevision of Ohio, Ltd., Cablevision of Geauga County (Joint Venture), Complexicable of Cuyahoga Valley, Ohio Cablevision Investors, Ltd., Space Cable of Strongsville, Ltd., Shamrock Cleveland Cablevision, L.P., Space Cable of Ohio, Ltd., Shamrock Cuyahoga County Cablevision Associates, L.P. and Shamrock Ohio Cablevision Associates, L.P., are pledged to the Administrative Agent on behalf of the Lenders to secure the Obligation, as such agreements shall be amended, extended, substituted or replaced.

    "PLEDGED INTERESTS" means 100% of the Capital Stock of each Company, each Subsidiary, CMHC, VCH, CCGPI, CCLPI, AMS7, Cablevision Systems Ohio Investment Corporation, Shamrock Cable Corporation, Cablevision of Ohio, Ltd., Cablevision of Geauga County (Joint Venture), Complexicable of Cuyahoga Valley, Ohio Cablevision Investors, Ltd., Space Cable of Strongsville, Ltd., Shamrock Cleveland Cablevision, L.P., Space Cable of Ohio, Ltd., Shamrock Cuyahoga County Cablevision Associates, L.P. and Shamrock Ohio Cablevision Associates, L.P. to be pledged to the Administrative Agent on behalf of the Lenders to secure the Obligation in accordance with the terms of this Agreement.

     "POLE AGREEMENT" means any pole attachment agreement or underground conduit use agreement which was or hereafter is entered into in connection with the operation of any CATV System.

    "POST DEFAULT RATE" has the meaning ascribed thereto in Section 2.07(b) hereof.

    "PROHIBITED TRANSACTION" has the meaning specified therefor in Section 4975 of the Code or Section 406 of Title I of ERISA.

    "PROPERTY" means all types of real, personal, tangible, intangible, or mixed property, whether owned in fee simple or leased.

    "QUARTERLY DATE" means the last day of each March, June, September and December until and including the Final Maturity Date, commencing the first such date after the Closing Date.

    "REFERENCE LENDERS" means NationsBank, CIBC and TD.

    "REFINANCING ADVANCE" means an Advance that is used to pay the principal amount of an existing Advance at the end of its Interest Period and which, after giving effect to such application, does not result in an increase in the aggregate amount of outstanding Advances, which such Refinancing Advances may be made under the Revolving Credit Loans or the Term Loan.

    "REGULATORY CHANGE" means any change after the date hereof in federal, state, or foreign Laws (including the introduction of any new Law) or the adoption or making after such date of any interpretations, directives, or requests of or under any federal, state, or foreign Laws (whether or not having the force of Law) by any Tribunal charged with the interpretation or administration thereof, applying to a class of financial institutions that includes any Lender, excluding, however, any such change which results in an adjustment of the LIBOR Reserve Percentage and the effect of which is reflected in a change in the LIBOR Rate as provided in the definition of such term.

    "REIMBURSEMENT OBLIGATION" means the obligation (whether or not choate) of the Companies to reimburse the Administrative Agent for the account of the Lenders in their Revolving Credit Specified Percentages for draws under Letters of Credit.

    "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

    "REQUIRED SCHEDULED PRINCIPAL PAYMENTS" means for any period of determination, the sum of (a) the excess, if any, of the aggregate amount of Revolving Credit Loans outstanding at the beginning of such period over the amount of the Commitment in effect on the last day of such period, plus (b) principal payments required to be paid on each installment date under Section 2.05(e) hereof with respect to repayment of the Term Loan during such period.

    "RESTRICTED PAYMENTS" means (a) any Dividend, or direct or indirect distribution, dividend or other payment on account of any shareholder, general or limited partnership interest in (or the setting aside of funds for, or the establishment of a sinking fund or analogous fund with respect to), or shares of Capital Stock or other securities of, any Company or any Subsidiary; (b) any payments of principal of, or interest on, or fees related to, or any other payments and prepayments with respect to, or the establishment of, or any payment to, any sinking fund or analogous fund for the purpose of making any such payments on, Total Debt of any Company or any Subsidiary (excluding the Obligation); (c) any Management Fee or any management, consulting or other similar fees, or any interest thereon, payable by any Company or any of the Subsidiaries to any Affiliate of any Company, or to any other Person; and (d) any payments of amounts owing under any Non-Compete Agreements.

    "RESTRICTED PURCHASE" means any payment (or the setting aside of funds for, or the establishment of a sinking fund with respect to) on account of the purchase, redemption or other acquisition or retirement of any shares of stock, general or limited partnership interest in, or shares of Capital Stock or other securities of, any Company or any of the Subsidiaries.

    "REVOLVER MATURITY DATE" means June 30, 2005, or such earlier date the Obligation becomes due and payable (whether by acceleration, prepayment in full, scheduled reduction or otherwise).

    "REVOLVING CREDIT LOANS" means those certain revolving loans, made by the Lenders to the Companies in accordance with the terms and provisions of Section 2.01(a) hereof.

    "REVOLVING CREDIT SPECIFIED PERCENTAGE" means, as to any Lender, the percentage indicated beside its name on the signature pages hereof as its Revolving Credit Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment and Acceptance.

    "RIGHTS" means rights, remedies, powers, and privileges.

    "SECURITY DOCUMENTS" means all Pledge Agreements, mortgages, deeds of trust, financing statements, Guaranties of the Obligation executed by any Person (including, without limitation, the Unlimited Guaranties), pledges of Capital Stock, assignments, waivers, estoppels and other documents and instruments executed or delivered to the Administrative Agent or any Lender from time to time in connection with this Agreement and relating to the grant, perfection or clarification of any Lien in any Collateral and/or the transfer of any interest in any Collateral to the Administrative Agent or any Lender in connection with this Agreement, together with all amendments, modifications, substitutions, replacements or extensions of each such document or instrument from time to time.

    "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, other than a Multiple Employer Plan.

    "SOLVENT" or "SOLVENCY" means, with respect to any Person, that on such date (a) the fair value of the Property of such Person is greater than the total amount of liabilities, including without limitation Guaranties of such Person,
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such

Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and
(d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small capital.

    "SPECIAL COUNSEL" means the law firm of Donohoe, Jameson & Carroll, P.C. or any other counsel selected from time to time by the Administrative Agent.

    "SUBSCRIBER" means a Person who is connected to any Company's or any Subsidiary's cable television system and is receiving at least the minimum service package available from such Company's or such Subsidiary's cable television system, provided that, no Subscriber shall be more than 60 calendar days in arrears from the first day of the period to which an outstanding bill relates with respect to payment of such monthly fees to such Company or such Subsidiary.

    "SUBSCRIBER REPORT" means a report in form substantially identical to
SCHEDULE 1.01 hereto.

    "SUBSIDIARY" means any Person at least 50% of whose Capital Stock having ordinary voting power (other than securities having such power only by reason of the happening of a contingency) or any of whose general partnership interests are owned by any Company, or one or more Subsidiaries of any Company or combination of Companies, or a combination thereof.

    "SYNDICATION AGENT" means The Toronto-Dominion Bank, a Canadian chartered bank operating in the United States, in its capacity as the Syndication Agent hereunder.

    "SYSTEM" or "SYSTEMS" means the CATV Systems listed on SCHEDULE 1.03 hereto, and any and all other CATV Systems acquired or owned by any Company or any Subsidiary at any time during the term of this Agreement.

    "TAXES" means all taxes, assessments, imposts, fees, or other charges at any time imposed by any Laws or Tribunal.

    "TERM LOAN" means that certain term loan, made by the Lenders to the Companies in accordance with the terms and provisions of Section 2.01(b) hereof.

    "TERM LOAN RATIO" means, on any date of determination, a ratio the numerator of which is the outstanding amount of the Term Loan on such date and the denominator of which is the sum of the outstanding amount of the Term Loan on such date plus the Commitment in effect on such date.

    "TERM LOAN SPECIFIED PERCENTAGE" means, as to any Lender, the percentage indicated beside its name on the signature pages hereof as its Term Loan Specified Percentage, or as adjusted or specified in any amendment of this Agreement or in any Assignment and Acceptance.

    "TI" means Telerama, Inc., an Ohio corporation.

    "TOTAL DEBT" means, as to any Person, Capitalized Lease Obligations of such Person and other Indebtedness for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase or acquisition price of property or services other than accounts payable incurred in the ordinary course of business of such Person (except those accounts payable relating to borrowed money); provided that, without limiting the generality of the foregoing and without duplication, "Total Debt" shall in each case when applicable to any Company, any Subsidiary or any other Cablevision Entity, include (a) all obligations of each such Person under Interest Hedge Agreements or other interest rate swap, cap or hedge agreements, (b) the Reimbursement Obligation and all contingent obligations under each Letter of Credit, (c) all Indebtedness that has been Guaranteed by such Person, and (d) all Indebtedness secured by any Lien on any Property, regardless of whether such secured liability is with or without recourse, except any such Indebtedness secured by Liens that are permitted by subsections (b) and (e) of the definition of "Permitted Liens" in this Article I.

    "TOTAL DEBT SERVICE" means, on any date of determination for the Companies and the Subsidiaries on a consolidated basis, the sum of Total Interest Expense plus Required Scheduled Principal Payments for any period of determination.

    "TOTAL INTEREST EXPENSE" means as of any date of determination for any period of calculation, all of the Companies' and the Subsidiaries' consolidated interest expense included in a consolidated income statement (without deduction of interest income) of the Companies and their consolidated Subsidiaries for such period calculated on a consolidated basis in accordance with GAAP, but including without limitation or duplication (or, to the extent not so included, with the addition of) (a) the amortization of Total Debt discounts; (b) all commitment fees and other fees, and any payments or fees with respect to Letters of Credit, bankers' acceptances or similar facilities; and (c) the excess, if any, of amounts payable by the Companies arising under any interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements during such period over the amounts receivable by the Companies during such period (or reduced by the excess, if any, of such amounts receivable over such amounts payable), other than fees or charges related to the acquisition or termination thereof which are not allocable to interest expense in accordance with GAAP.

    "TOTAL SPECIFIED PERCENTAGE" means, as to any Lender, the percentage indicated beside its name on the signature pages hereof as its Total Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment and Acceptance.

    "TRANSFEREE" has the meaning ascribed thereto in Section 10.15 hereof.

    "TRIBUNAL" means any state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision, agency, department, commission, board, bureau, or instrumentality of a governmental body.

    "UNFUNDED LIABILITIES" means, (a) in the case of Single Employer Plans, the amount (if any) by which the present value of all vested nonforfeitable benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans based upon the most recent actuarial assumptions used by such Plans, and
(b) in the case of Multiemployer Plans, the withdrawal liability that would be incurred by the Controlled Group if all members of the Controlled Group completely withdrew from all Multiemployer Plans.

    "UNUSED COMMITMENT" means the Commitment, minus the sum of (a) all outstanding Advances made under the Revolving Credit Loans plus (b) the aggregate face amount of all outstanding Letters of Credit, plus, (c) without duplication, the aggregate amount of the Reimbursement Obligation.

    "UNLIMITED GUARANTY" means a guaranty of the Obligation in the form of EXHIBIT E hereto, to be executed by each Guarantor, as such Unlimited Guaranty may be amended, restated, extended, renewed, increased or substituted from time to time.

    "VCH" means VC Holding, Inc., a Delaware corporation.

    "WITHDRAWAL LIABILITY" has the meaning given such term under Part I of Subtitle E of Title IV of ERISA.

    SECTION 1.02. ACCOUNTING AND OTHER TERMS. All accounting terms used in this Agreement which are not otherwise defined herein shall be construed and determined in accordance with GAAP on a consolidated basis for the Companies and the Subsidiaries, unless otherwise expressly stated herein, and all accounting determinations and calculations made hereunder shall be made in accordance with GAAP, unless otherwise expressly stated herein. References herein to one gender shall be deemed to include all other genders.


                                      ARTICLE II

                            AMOUNTS AND TERMS OF ADVANCES
                            -----------------------------

    SECTION 2.01.  LOANS.

    (a) REVOLVING CREDIT LOANS. Each Lender severally agrees, subject to the terms and conditions hereinafter set forth, to make Advances under the Revolving Credit Loans to the Companies from time to time until the Revolver Maturity Date in an aggregate outstanding amount not to exceed at any time outstanding the difference between such Lender's Revolving Credit Specified Percentage of the Commitment, minus the sum of (a) such Lender's Revolving Credit Specified Percentage of the aggregate face amount of all outstanding Letters of Credit, plus (b) without duplication, such Lender's Revolving Credit Specified Percentage of the aggregate amount of the Reimbursement Obligation. Each Advance under the Revolving Credit Loans shall be either a Base Rate Advance or a LIBOR Advance, as specified in the related notice of conversion or request for Advance, as applicable, provided that, after the occurrence and during the continuance of any Event of Default, LIBOR Advances shall not be available to the Companies. Subject to Section 2.02 hereof and the other terms and conditions of this Agreement, the Companies may convert a Base Rate Advance made under the Revolving Credit Loans to a LIBOR Advance at any time after the Effective Date, provided that the Companies, jointly and severally, pay all accrued and unpaid interest on such Base Rate Advance concurrently. Base Rate Advances and LIBOR Advances may be outstanding at the same time, but no more than eight Aggregate Advances bearing interest at the LIBOR Rate may be outstanding under the Revolving Credit Loans at any time. Each Aggregate Advance bearing interest at the Base Rate shall be in the amount of $500,000 or an integral multiple of $100,000 in excess thereof; provided, however, an Aggregate Advance bearing interest at the Base Rate may be made in an amount equal to the Unused Commitment. Each Aggregate Advance bearing interest at the LIBOR Rate shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Subject to Sections 4.01,
4.02 and 4.03 hereof, the Companies may borrow, repay, and reborrow Advances under the Revolving Credit Loans in accordance with this Agreement. On any date of determination, the sum of all outstanding Advances under the Revolving Credit Loans shall never exceed the difference between the Commitment minus the sum of
(i) the aggregate face amount of all outstanding Letters of Credit, plus (ii) the Reimbursement Obligation.

    (b) TERM LOAN. Each Lender severally agrees, subject to the terms and conditions hereinafter set forth, on the Effective Date only, to make its Term Loan Specified Percentage of the Term Loan available to the Companies until the Final Maturity Date in an aggregate outstanding amount not to exceed such Lender's Term Loan Specified Percentage of $75,000,000 as repaid and reduced pursuant to Section 2.05 and Section 2.06 hereof. After the Closing Date, the Companies agree to repay the Term Loan in accordance with the terms of Section
2.05 and Section 2.06 hereof, and only Refinancing Advances will be available under the Term Loan. The Term Loan shall initially consist of an Aggregate Advance which shall be a Base Rate Advance only, and each Refinancing Advance shall be either a Base Rate Advance or LIBOR Advance as specified in the related notice of conversion, as applicable; provided that, after the occurrence and during the continuance of any Event of Default, LIBOR Advances shall not be available to the Companies. Subject to Section 2.02 hereof and the other terms and conditions of this Agreement, the Companies may convert a Base Rate Advance made under the Term Loan to a LIBOR Advance at any time after the Closing Date; provided that the Companies pay all accrued and unpaid interest on such Base Rate Advance concurrently. All Advances made under this Section 2.01(b) shall be made in accordance with Section 2.02 below. On any date of determination, the sum of all outstanding Advances under the Term Loan shall never exceed the difference between $75,000,000 minus the sum of (i) all scheduled payments to be made on the Term Loan through such date of determination pursuant to Section
2.05 and Section 2.06 hereof plus (ii) all prepayments made on the Term Loan.

    SECTION 2.02.  MAKING ADVANCES.

    (a) The Notification Agent shall notify the Administrative Agent (if telephonic, to be confirmed by telecopy or in writing on or before the date of borrowing), not later than 12:00 p.m. (New York time) on the Business Day of any proposed Base Rate Advance, specifying the amount and date of the requested Aggregate Advance, and whether such Advance is to be made under the Revolving Credit Loans or the Term Loan (which, for the Term Loan, shall be a Refinancing Advance). The Notification Agent shall notify the Administrative Agent (if telephonic, to be confirmed by telecopy or in writing on the date of borrowing), not later than 12:00 p.m. (New York time) three Business Days before any proposed LIBOR Advance, specifying the amount, date, and Interest Period of the requested Aggregate Advance, and whether such Advance is to be made under the Revolving Credit Loans or the Term Loan (which, for the Term Loan, shall be either the Initial Advance or a Refinancing Advance). All such telephonic notices shall be made to NationsBank of Texas, N.A., attn.: Molly Oxford, telephone (214) 508-3255, or (800) 547-2005, facsimile (214) 508-2515, or such other person as the Administrative Agent may from time to time specify. The Administrative Agent shall promptly notify the Lenders of each such notice.
Each Lender shall, before 2:00 p.m. (New York time) on the date of each Advance hereunder, make available to the Administrative Agent, at its office at 901 Main Street, 64th Floor, Dallas, Texas 75202, such Lender's Applicable Specified Percentage of the requested Aggregate Advance in immediately available funds, unless such Advance is a Refinancing Advance. The Administrative Agent shall promptly make available to the Companies any funds so received by depositing such amount in the account of Companies as directed by the Notification Agent in writing, or in any other such account as may be requested by the Notification Agent in the notice to the Administrative Agent given in accordance with the first two sentences of this Section 2.02(a).

    (b) Each date of borrowing must be a Business Day. No Aggregate Advance bearing interest at the LIBOR Rate shall be made if the last day of the requested Interest Period would extend beyond any principal payment date or Commitment reduction date that requires payment thereof. If any notice to the Administrative Agent requesting a LIBOR Advance fails to specify an Interest Period, the Interest Period shall be one month. If any notice does not specifically request a LIBOR Advance, the Companies shall be deemed to have requested a Base Rate Advance.

    (c) Unless a Lender shall have notified the Administrative Agent prior to the date of any Advance that is not a Refinancing Advance that it will not make available its Applicable Specified Percentage of the relevant Aggregate Advance, the Administrative Agent may assume that such Lender has made the appropriate amount available in accordance with subsection (a) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Companies a corresponding amount. If and to the extent any Lender shall not have made such amount available to the Administrative Agent, the Companies, jointly and severally, and such Lender, severally, agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, from the date such amount is made available to the Companies until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Companies, the Base Rate, and (ii) in the case of such Lender, the Federal Funds Rate.

    (d) The failure by any Lender to make available its Applicable Specified Percentage of an Aggregate Advance hereunder shall not relieve any other Lender of its obligation, if any, to make available its Applicable Specified Percentage of any Aggregate Advance. In no event, however, shall any Lender be responsible for the failure of any other Lender to make available any portion of an Aggregate Advance.

    SECTION 2.03.  FEES.

    (a) The Companies agree, jointly and severally, to pay to the Administrative Agent, for the account of the Lenders in accordance with their Revolving Credit Specified Percentages, each of the commitment fees set forth below:

         (i) Subject to Section 10.07 hereof, a commitment fee on the Commitment, commencing from April 15, 1996 and continuing through the earlier of the Closing Date and July 15, 1996, at the rate of 1/8th of 1% per annum, payable quarterly in arrears on each Quarterly Date and on the earlier of the Closing Date or July 15, 1996.

         (ii) If the Closing Date has not occurred prior to July 15, 1996, subject to Section 10.07 hereof, a commitment fee on the Commitment, commencing from the earlier of July 15, 1996 and continuing through the Closing Date, at the rate of 1/4th of 1% per annum, payable quarterly in arrears on each Quarterly Date after such fee commences and on the Closing Date.

         (iii) Subject to Section 10.07 hereof, a commitment fee on the average daily amount of the Unused Commitment, commencing on the Closing Date and continuing through the Revolver Maturity Date, at the rate of 3/8ths of 1% per annum, payable quarterly in arrears on each Quarterly Date after such fee commences and on the Revolver Maturity Date. Notwithstanding the above sentence, on and after such date that the Leverage Ratio is less than 5.00 to 1.00 as demonstrated by a Compliance Certificate delivered to the Lenders in accordance with Section 6.05(d) hereof and for only so long as the Leverage Ratio remains less than 5.00 to 1.00, the commitment fee described in this Section 2.03(a)(iii) shall be lowered to 1/4th of 1% per annum.

    (b) Subject to Section 10.07 hereof, the Companies, jointly and severally, agree to pay to the Administrative Agent and/or the Managing Agents, such other fees as agreed to in writing among the Companies, the Administrative Agent and/or the Managing Agents, or any combination of them, as applicable, payable on the Closing Date in accordance with the terms of the Fee Letters.

    (c) Subject to Section 10.07 hereof, the Companies, jointly and severally, agree to pay to the Administrative Agent in its capacity as administrative lender and to NationsBanc Capital Markets, Inc. as arranger hereunder, such other fees as are set forth in the Fee Letters.

    (d) Subject to Section 10.07 hereof, the Companies, jointly and severally, agree to pay to the Administrative Agent in its capacity as issuer of the Letters of Credit for the account of the Lenders, a fee equal to a percentage of daily average undrawn face amount of each Letter of Credit, which percentage shall equal the Applicable Margin with respect to the LIBOR Rate for Advances under the Revolving Credit Loans in effect from time to time, such fee to be payable quarterly in arrears on each Quarterly Date after the Closing Date and on the Revolver Maturity Date.

    (e) Subject to Section 10.07 hereof, the Companies, jointly and severally, agree to pay to the Administrative Agent in its individual capacity as issuer of the Letters of Credit, a $100 fee payable to the Administrative Agent for each Letter of Credit, due and payable upon the issuance of each Letter of Credit.

    SECTION 2.04.  REDUCTION OF COMMITMENT.

    (a) VOLUNTARY REDUCTION. The Companies shall have the right from time to time, upon notice by the Notification Agent to the Administrative Agent not later than 2:00 p.m. (New York time), three Business Days in advance, to reduce the Commitment, in whole or in part; provided, however, that the Companies agree, jointly and severally, to pay the accrued commitment fee on the amount of such reduction, if any, and any partial reduction shall be in an aggregate amount which is not less than $5,000,000 and an integral multiple of $1,000,000. Such notice shall specify the amount of such reduction and the proposed date of such reduction. The Administrative Agent shall promptly notify the Lenders of each such notice. No reduction pursuant to this Section 2.04(a) shall affect the scheduled reductions required by Section 2.04(b) hereof.

     (b)  MANDATORY REDUCTION OF THE COMMITMENT.

     (i) SCHEDULED REDUCTION. The Commitment shall be automatically and permanently reduced on each date set forth below, beginning June 30, 1999, in such amounts as set forth next to each such date below until the Commitment has been reduced to zero:

                                   Amount of Reduction of the
                                   Commitment As of each
Dates                              Date Below
- -----                              --------------------------

June 30, 1999                           $  9,916,667
September 30, 1999                      $  9,916,667
December 31, 1999                       $  9,916,666

March 31, 2000                          $ 10,625,000
June 30, 2000                           $ 10,625,000
September 30, 2000                      $ 10,625,000
December 31, 2000                       $ 10,625,000

March 31, 2001                          $ 13,812,500
June 30, 2001                           $ 13,812,500
September 30, 2001                      $ 13,812,500
December 31, 2001                       $ 13,812,500

March 31, 2002                          $18,062,500
June 30, 2002                           $18,062,500
September 30, 2002                      $18,062,500
December 31, 2002                       $18,062,500

March 31, 2003                          $23,375,000
June 30, 2003                           $23,375,000
September 30, 2003                      $23,375,000
December 31, 2003                       $23,375,000

March 31, 2004                          $23,375,000
June 30, 2004                           $23,375,000
September 30, 2004                      $23,375,000
December 31, 2004                       $23,375,000

March 31, 2005                          $19,125,000
June 30, 2005                           $19,125,000

No reduction pursuant to Section 2.04(a) above or Section 2.04(b)(ii) below shall affect the scheduled reductions required by this Section 2.04(b)(i).

     (ii) ASSET SALES. On the date of any sale of any assets of the Companies or any of the Subsidiaries (except sales or dispositions of assets in the ordinary course of business) permitted by the Lenders, the Commitment shall be automatically reduced by an amount equal to all Net Proceeds of such sale that are not required or used to prepay the Term Loan in accordance with Section 2.06(b) hereof, provided that the Commitment shall not be reduced by proceeds generated by any asset sale consummated in accordance with the terms of Section 7.06(b) hereof. As used in this section, the term "sale" shall include, without limitation, any disposition, transfer, mortgage, or pledge of an asset or an interest therein, other than intercompany transfers among the Companies or any of the Subsidiaries which have executed Loan Papers in compliance with Section
2.13 hereof, provided that no Default or Event of Default exists or would result therefrom. On such date, the Companies shall deliver a certificate of an Authorized Officer certifying as to the amount of (including the calculation of) such Commitment reduction and, with respect to the sale giving rise thereto, the gross proceeds thereof and the costs and expenses payable as a result thereof which were deducted in determining the amount of Net Proceeds.

     (iii) DECLINE OF TERM LOAN PREPAYMENT. The Commitment shall be automatically and permanently reduced by an amount equal to any amount which the Companies would have prepaid the Term Loan in accordance with Section 2.06(a) or
(b) hereof but was declined for prepayment by any Lender or Lenders in accordance with the last sentence of Section 2.06(a) or Section 2.06(b) hereof.

     (c)  REDUCTIONS, IN GENERAL.    Once reduced or terminated pursuant to this
Section 2.04, the Commitment may not be increased or reinstated.

     SECTION 2.05. REPAYMENT OF THE REVOLVING CREDIT LOANS, THE TERM LOAN AND THE OBLIGATION.

     (a) INTEREST PERIODS. With respect to each LIBOR Advance, unless the Notification Agent shall otherwise notify the Administrative Agent (if telephonic, to be confirmed by telecopy or in writing on or before the applicable date), in accordance with the terms and provisions of Section 2.02 hereof, on the last day of its Interest Period (but not on the Revolver Maturity Date or the Final Maturity Date, as applicable, and subject to repayment and prepayment and other provisions of this Agreement), a Refinancing Advance bearing interest at the Base Rate shall be made to the Companies on such date in an amount equal to (i) with respect to the Revolving Credit Loans, the lesser of the amount of such Advance and the Unused Commitment (after giving effect to the repayment of such Advance) and (ii) with respect to the Term Loan, the lesser of
(A) the amount of such Advance and (B) the difference between $75,000,000 minus all repayments and prepayments, including scheduled repayments pursuant to
Section 2.05(e)
below, in each case each such Refinancing Advance will be deemed to repay the outstanding Advance in the amount of such Refinancing Advance.

     (b)  REPAYMENTS OF THE REVOLVING CREDIT LOANS.

     (i) VOLUNTARY. The Companies may from time to time repay Aggregate Advances, in whole or in part, outstanding under the Revolving Credit Loans, without premium or penalty except as provided in Section 2.09(c) hereof, provided that each such payment shall not be in an amount less than $2,000,000 and must be in integral multiples of $1,000,000 (unless such amount is the total remaining unpaid portion), upon notice to the Administrative Agent (if telephonic, to be confirmed by telecopy or in writing on or before the date of repayment), not later than 11:00 a.m. (New York time) three Business Days before the date of repayment of LIBOR Advances, and by 11:00 a.m. (New York time) on the Business Day of repayment of any Base Rate Advances, which notice shall specify (i) that it is a repayment, (ii) that the Aggregate Advance being repaid was made under the Revolving Credit Loans, and (iii) the amount and date of repayment.

    (ii) MANDATORY. To the extent that any Company consummates an asset sale, the Companies agree, jointly and severally, to use all Net Proceeds of such sales that are not used to prepay the Term Loan hereunder in accordance with the provisions of SECTION 2.06(B) hereof to repay Advances under the Revolving Credit Loans, provided that, Advances under the Revolving Credit Loans shall not be required to be prepaid by proceeds generated by any asset sale consummated in accordance with the terms of Section 7.06(b) hereof. As used in this section, the term "sale" shall include, without limitation, any disposition, transfer, mortgage, or pledge of an asset or an interest therein, other than intercompany transfers among the Companies or any of the Subsidiaries which have executed Loan Papers in compliance with Section 2.13 hereof, provided that no Default or Event of Default exists or would result therefrom.

   (iii) REPAYMENTS OF THE REVOLVING CREDIT LOANS, GENERALLY. To the extent any such repayment is not otherwise designated, any such repayment will be first applied to Base Rate Advances and then to LIBOR Advances. The Administrative Agent shall promptly notify the Lenders of each notice of repayment of the Revolving Credit Loans. Each repayment hereunder shall be accompanied by all interest accrued on the principal amount being repaid, and any accrued and unpaid fees and any amounts incurred in connection with the repayment under
Section 2.09(c) hereof. All telephonic notices under this Section shall be made to NationsBank of Texas, N.A., attn.: Molly Oxford, telephone (214) 508-3255, or
(800) 547-2005, facsimile (214) 508-2515, or such other person as the Administrative Agent may from time to time specify. Subject to Sections 4.01,
4.02 and 4.03 hereof, amounts repaid under the Revolving Credit Loans may be reborrowed so long as the sum of (i) all outstanding Revolving Credit Loans, plus (ii) the aggregate amount of all outstanding Letters of Credit plus (iii) the Reimbursement Obligation, never exceeds the Commitment (as it may be reduced on any such date).

     (c)  FINAL MATURITIES.

          (i) REVOLVING CREDIT LOANS. Notwithstanding anything in this Agreement or in any of the other Loan Papers to the contrary, and in addition to the payments required to be made to keep the sum of the outstanding Advances under the Revolving Credit Loans plus the sum of the aggregate face amount of all outstanding Letters of Credit, plus the Reimbursement Obligation below the Commitment after any reductions set forth in Section 2.04 hereof are made, all Advances outstanding under the Revolving Credit Loans shall be due and payable in full on the Revolver Maturity Date.

          (ii) LETTERS OF CREDIT. The Reimbursement Obligation shall be due and payable in accordance with the terms of Article III hereof and each Application, provided that, in any event, the Reimbursement Obligation shall be due and payable in full on the Revolver Maturity Date. No Letter of Credit shall extend past the Revolver Maturity Date.

          (iii) TERM LOAN AND THE OBLIGATION. Notwithstanding anything in this Agreement or in any of the other Loan Papers to the contrary, and in addition to the required payments set forth in this Section 2.05 and in
     Section 2.06 below, all Advances under the Term Loan and all remaining outstanding portions of the Obligation shall be due and payable on the Final Maturity Date.

     (d) COMMITMENT REDUCTION. To the extent that the Companies reduce the Commitment for any reason in accordance with the terms of Section 2.04 hereof, whether voluntary or pursuant to mandatory reduction, the Companies shall, jointly and severally, immediately make a repayment on the Advances outstanding under the Revolving Credit Loans to the extent that the sum of (i) the outstanding Advances under the Revolving Credit Loans, plus (ii) the aggregate face amount of all outstanding Letters of Credit, plus (iii) the Reimbursement Obligation (without duplication), exceeds the Commitment after each such reduction.

     (e) INSTALLMENT PAYMENTS FOR THE TERM LOAN. The Companies shall, jointly and severally, repay the Term Loan in annual installments commencing
December 31, 1997, in such amounts and on such dates as set forth below:

                                   Amount of Installment Due to Repay the Term
Dates                              Loan on each Date Below
- -----                              ---------------------------------------

December 31, 1997                       $   375,000
December 31, 1998                       $   375,000
December 31, 1999                       $   375,000
December 31, 2000                       $   375,000
December 31, 2001                       $   375,000
December 31, 2002                       $   375,000
December 31, 2003                       $   375,000

December 31, 2004                       $ 7,500,000
December 31, 2005                       $64,875,000 or, if different, the
                                        remaining amount of the Term Loan

     (f) REPAYMENTS IN GENERAL. Any repayment made by any Company which causes costs and expenses to be incurred by any Lender under Section 2.09(c) hereof shall include amounts necessary to reimburse each such Lender for such costs and expenses in accordance with the terms of Section 2.09 hereof. Each repayment hereunder shall be accompanied by all interest accrued on the principal amount being repaid, any fees owing and any amounts incurred in connection with the repayment under Section 2.09(c) hereof. To the extent any such repayment is not otherwise designated, all repayments under Section 2.05(b) above shall be applied first to Base Rate Advances and then to repay LIBOR Advances. All telephonic notices under this Section shall be made to NationsBank of Texas, N.A., attn.: Molly Oxford, telephone (214) 508-3255, or (800) 547-2005, facsimile (214) 508-2515, or such other person as the Administrative Agent may from time to time specify.

     SECTION 2.06.  PREPAYMENTS.

     (a) VOLUNTARY PREPAYMENTS ON THE TERM LOAN. Subject to the last sentence of this Section 2.06(a), the Companies may from time to time prepay Aggregate Advances outstanding under the Term Loan, in whole or in part but not in any amount less than $5,000,000 and in an integral multiple of $1,000,000, without premium or penalty except as provided in Section 2.09(c) below, upon notice to the Administrative Agent (if telephonic, to be confirmed by telecopy or in writing on the date of prepayment), not later than 11:00 a.m. (New York time) three Business Days before the date of prepayment of LIBOR Advances, and by 11:00 a.m. (New York time) on the Business Day of repayment of any Base Rate Advances, which notice shall specify (i) that it is a prepayment, (ii) that the Aggregate Advance being prepaid was made under the Term Loan, and (iii) the amount and date of prepayment. The Administrative Agent shall promptly notify the Lenders of each such notice. All prepayments made in accordance with this
Section 2.06(a) shall be applied to installments under the Term Loan as set forth in Section 2.06(c) below, and subject to the other terms and conditions set forth in Section 2.06(c) below. Any Lender having a Term Loan Specified Percentage in excess of zero may, at its option in writing to the Administrative Agent, decline partial prepayments on its portion of the Term Loan.

     (b) MANDATORY PREPAYMENTS ON THE TERM LOAN. To the extent that any Company consummates an asset sale, the Companies agree, jointly and severally, to prepay the Term Loan hereunder by an amount of the Net Proceeds of such sales equal to the product of the amount of such Net Proceeds multiplied by the Term Loan Ratio until the Term Loan is repaid in full, and thereafter, to prepay the remaining outstanding portion of the Obligation by such amounts, provided that, the Term Loan shall not be required to be prepaid by proceeds generated by any asset sale consummated in accordance with the terms of Section 7.06(b) hereof. As used in this section, the term "sale" shall include, without limitation, any disposition, transfer, mortgage, or pledge of an asset or an interest therein, other than intercompany transfers among the Companies or any of the Subsidiaries which have executed Loan Papers in compliance with Section 2.13 hereof, provided that no Default or Event of Default exists or would result therefrom. Any Lender having a Term Loan Specified Percentage in excess of zero may, at its option, decline partial prepayments on its portion of the Term Loan.

     (c) PREPAYMENTS IN GENERAL. Any prepayment made by any Company which causes costs and expenses to be incurred by any Lender under Section 2.09(c) hereof shall include amounts necessary to reimburse each such Lender for such costs and expenses in accordance with the terms of Section 2.09 hereof. Each prepayment hereunder shall be accompanied by all interest accrued on the principal amount being prepaid, any fees owing and any amounts incurred in connection with the prepayment under Section 2.09(c) hereof. All prepayments made by the Companies in accordance with Section 2.06(b) hereof will be applied to reduce outstandings under the Term Loan in the inverse order of maturity until the Term Loan has been repaid in full and then to the remaining outstanding portion of the Obligation until all amounts included in the Obligation have been repaid in full, with a corresponding reduction in the Commitment, but only if required in Section 2.04 hereof (in each case first applied to outstanding Base Rate Advances and then to LIBOR Advances). All telephonic notices under Section 2.06 hereof shall be made to NationsBank of Texas, N.A., attn.: Molly Oxford, telephone (214) 508-3255, or (800) 547-2005, facsimile (214) 508-2515, or such other person as the Administrative Agent may from time to time specify.

     SECTION 2.07. INTEREST ON ADVANCES. (a) Subject to Section 10.07 hereof, each Base Rate Advance shall bear interest at the lesser of (i) the Highest Lawful Rate and (ii) the Base Rate as in effect from time to time. Subject to
Section 10.07 hereof, each LIBOR Advance shall bear interest at the lesser of
(i) the Highest Lawful Rate and (ii) the LIBOR Rate applicable thereto. Accrued interest on each LIBOR Advance shall be due and payable on the last day of its Interest Period and on each three month anniversary of the first day of its Interest Period. Accrued interest on each Base Rate Advance shall be due and payable on each Quarterly Date. If the amount of interest payable for the account of any Lender on any interest payment date in respect of any Interest Period for any Advance would exceed the Maximum Amount, the amount of interest payable on such interest payment date shall be automatically reduced to the Maximum Amount. If the amount of interest payable for the account of any Lender in respect of any interest computation period is reduced pursuant to the immediately preceding sentence and the amount of interest payable for its account in respect of any subsequent interest computation period would be less than the Maximum Amount, then the amount of interest payable for its account in respect of such subsequent interest computation period shall be automatically increased to such Maximum Amount; provided that at no time shall the aggregate amount by which interest paid for the account of any Lender has been increased pursuant to this sentence exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to the immediately preceding sentence.

     (b) Subject to Applicable Law and Section 10.07 hereof, after the occurrence and during the continuance of an Event of Default, all principal, past due interest and other amounts owing under the Loan Papers shall bear interest at a rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the Base Rate plus 2% per annum (the "Post Default Rate"). All Post Default Rate interest shall be due and payable on the earlier of (i) the first day of each month after the occurrence of any such Event of Default and (ii) demand by the Administrative Agent.

     SECTION 2.08.  COMPUTATIONS AND MANNER OF PAYMENTS.

     (a) The Companies shall make each payment hereunder and under the other Loan Papers not later than 2:00 p.m. (New York time) on the day when due in same day funds to the Administrative Agent, for the account of the appropriate Lenders unless otherwise specifically provided herein, at the Administrative Agent's office at 901 Main Street, 64th Floor, Dallas, Texas 75202, #111000025 ABA for further credit to the account of Companies as directed by the Notification Agent in writing. No later than the end of each day when each payment hereunder is made, the Companies shall notify NationsBank of Texas, N.A., attn.: Molly Oxford, telephone (214) 508-3255, or (800) 547-2005, facsimile (214) 508-2515, or such other person as the Administrative Agent may from time to time specify.

     (b) Unless the Administrative Agent shall have received notice from the Notification Agent prior to the date on which any payment is due hereunder that the Companies will not make payment in full, the Administrative Agent may assume that such payment is so made on such date and may, in reliance upon such assumption, make distributions to the Lenders. If and to the extent the Companies shall not have made such payment in full, each Lender shall repay to the Administrative Agent forthwith on demand the applicable amount distributed, together with interest thereon at the Federal Funds Rate, from the date of distribution until the date of repayment. The Companies hereby authorize each Lender, if and to the extent payment is not made when due hereunder (giving effect to all applicable grace periods), to charge the amount so due against any account of any Company with such Lender.

     (c) All computations of the Base Rate and fees hereunder (and the Highest Lawful Rate) shall be determined on the basis of actual days elapsed on a year of 365 or 366 days, as the case may be, and the LIBOR Rate shall be determined on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) occurring in the period for which the LIBOR Advance is payable. All payments under the Loan Papers shall be made in Dollars, and without setoff, counterclaim, or other defense.

     (d) Whenever any payment to be made hereunder or under any of the other Loan Papers shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, if applicable. Notwithstanding the foregoing, if any payment relating to a LIBOR Advance falls due on a day that is not a Business Day and no further Business Day occurs in that calendar month, then the due date thereof shall be the preceding Business Day.

     (e) Notwithstanding anything in this Agreement to the contrary, all payments received by the Administrative Agent from any Company shall be applied as follows:

          (i) So long as there then exists no Event of Default, the Administrative Agent shall apply all such payments as between the Revolving Credit Loans and the Term Loan as directed by the Notification Agent (unless prepayment of the Term Loan has been declined by any Lender in accordance with the terms of Section 2.06(a) and (b) hereof) and, in the absence of any direction by the Notification Agent, first to any amounts due and payable under the Term Loan and then the Revolving Loans, in each case in each Lender's Applicable Specified Percentage, and secondly to reduce the outstanding amounts of the Revolving Credit Loans in accordance with each Lender's Revolving Credit Specified Percentage.

          (ii) If there then exists an Event of Default, notwithstanding any direction by the Notification Agent, the Administrative Agent shall apply all such payments received by it from the Companies to reduce the Revolving Credit Loans and the Term Loan ratably in accordance with each Lender's Total Specified Percentage.

     SECTION 2.09.  YIELD PROTECTION; TAXES.

     (a) Notwithstanding anything in this Agreement to the contrary, if any Lender shall have determined that (i) by reason of changes affecting the London Interbank Market, adequate and fair means do not exist for ascertaining the London Interbank Rate or the continuation of LIBOR Advances has been made impracticable by the occurrence of a contingency which materially and adversely affects the London Interbank Market, or (ii) any Regulatory Change shall make it unlawful for any Lender to make or maintain any LIBOR Advances or to match eurodollar liabilities thereto, such Lender shall forthwith give notice thereof to the Notification Agent and the Administrative Agent. After said notice and until such time as such Lender shall determine that said adverse conditions no longer exist, (A) no additional LIBOR Advances shall be made by such Lender, and all requests for LIBOR Advances shall be deemed to request a Base Rate Advance from such Lender, and (B) each outstanding LIBOR Advance made by such Lender shall be converted into a Base Rate Advance on the last day of its Interest Period (or immediately, if in such Lender's good faith determination it shall be unlawful for such LIBOR Advance to continue as such).

     (b)  If, as a result of any Regulatory Change,

         (i) the basis of taxation of payments to any Lender of the principal of or interest on any LIBOR Advance or any other amounts payable hereunder in respect thereof (other than Taxes imposed on the overall net income of such Lender) is changed;

        (ii) any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any Lender are imposed, modified, or deemed applicable; or

       (iii) any other condition affecting this Agreement or LIBOR Advances is imposed on any Lender;

and such Lender reasonably determines that, by reason thereof, the cost to it of making, issuing, or maintaining any LIBOR Advance is increased by an amount deemed by it to be material, or any amount receivable by such Lender in respect of any LIBOR Advance is reduced by an amount deemed by it to be material (any such increase in cost or reduction in amounts receivable being an "Increased Cost"), then the Companies shall, jointly and severally, pay promptly upon demand to such Lender such additional amounts as such Lender reasonably determines will compensate it for such Increased Cost; provided, however, that notwithstanding any provision herein to the contrary, the Companies shall have the right to convert outstanding LIBOR Advances made by such Lender into Base Rate Advances following such demand, so long as it pays such Lender all Increased Costs associated therewith incurred prior to the date of such request and any other amounts accruing as a result of such conversion under subsection (c) below.

     (c) Without prejudice to any provisions of this Section, the Companies hereby agree, jointly and severally, to indemnify each Lender against any loss or expense (but not lost profit) which it may incur as a result of (i) any principal payment, prepayment, or conversion of a LIBOR Advance on a day other than the last day of its Interest Period, (ii) any failure by any Company to borrow or convert on a date specified therefor pursuant to Section 2.02 or 2.05 hereof, or (iii) any failure by any Company to comply with Section 2.04 hereof,
Section 2.05 hereof or Section 2.06 hereof.

     (d) If any Lender determines that compliance with any Law (including without limitation existing and future Laws), or any guideline or request from any central bank or other Tribunal (whether or not having the force of Law) affecting a class of banks that includes any such Lender, affects or would affect the amount of capital required or expected to be maintained by such Lender or any of its Affiliates, and that the amount of such capital is increased by or based upon the existence of any Commitment, Advance (or similar commitments, loans or letters of credit), then, upon demand by such Lender, the Companies shall, jointly and severally, immediately pay to such Lender, from time to time as specified, additional amounts sufficient to compensate it or any of its Affiliates in the light of such circumstances, to the extent that such

Lender or Affiliate reasonably determines such increase in capital to be allocable to the existence or maintenance of or any participation in any commitment or Advance.

     (e) Provided that notice shall have been given to the Notification Agent of the reasons therefor and in reasonable detail, determinations by any Lender for purposes of this Section shall be conclusive, absent manifest error, provided that such determinations are made on a reasonable basis; and provided further that the Companies shall not be obligated to pay any amounts pursuant to Sections 2.09(b), (c) or (d) hereof incurred more than six months prior to the date the respective Lender requests the Notification Agent for such compensation, except (i) for periods preceding such date but which are after such date that the Lender notified the Companies of the possibility that such costs might be incurred, and (ii) to the extent any such amounts incurred are incurred retroactive according to the terms of the applicable provisions related thereto.

     (f) The obligations of the Companies under this Section 2.09 shall survive the execution of this Agreement and/or the extinguishment of the Commitment, the Letter of Credit Commitment, repayment of the Obligation and termination of this Agreement.

     SECTION 2.10. CALCULATION OF LIBOR RATE. The provisions of this Agreement relating to calculation of the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate. It is acknowledged that each Lender shall be entitled to fund and maintain any LIBOR Advance as it sees fit. All determinations hereunder, however, shall be made as if each Lender had actually funded and maintained each LIBOR Advance through the purchase in the London Interbank Market of one or more eurodollar deposits in an amount equal to the principal amount of such Advance and having a maturity corresponding to its Interest Period.

     SECTION 2.11. QUOTATION OF RATES. It is hereby acknowledged that the Companies may call the Administrative Agent on or before the date on which notice of an elective interest rate is to be given by the Company in order to receive an indication of the LIBOR Rate then in effect, but that such indication shall not be binding upon the Administrative Agent and Lenders, nor affect the rate of interest which is thereafter actually in effect when the election is made.

     SECTION 2.12. BOOKING LOANS. Each Lender may make, carry, or transfer Advances at, to, or for the account of any of its branch offices or the office of any Affiliate, provided that, if any Lender shall elect to transfer any Advances from the original lending office, thereafter such Lender shall not be entitled to request any payments, compensation or reimbursement available to such Lender under Section 2.09 hereof if such costs, etc. would not have been incurred by such Lender if the transfer had not occurred.

     SECTION 2.13. COLLATERAL. Payment of the Obligation (i) is secured by a first priority perfected security interest in 100% of the Pledged Interests (collectively, together with all other Properties or assets of all Cablevision Entities or other Persons securing the Obligation from time to time, the "Collateral") and (ii) is guaranteed by the Unlimited Guaranties of the Obligation by each Guarantor. The Companies agree that they will, and will cause the Subsidiaries to, execute and deliver, or cause to be executed and delivered, such documents as the Administrative Agent may from time to time reasonably request to create and perfect a first Lien for the benefit of the Administrative Agent and the Lenders in the Collateral, or preserve and protect the Unlimited Guaranties.


                                   ARTICLE III

                            LETTER OF CREDIT FACILITY

     SECTION 3.01. LETTER OF CREDIT COMMITMENT. Subject to the terms and conditions of this Agreement and each Application, and the satisfaction of each of the conditions precedent set forth in Section 4.04 hereof, each Lender agrees that the Administrative Agent shall, and the Administrative Agent agrees for the account of each Lender with a Revolving Credit Specified Percentage in excess of zero to, issue, extend, amend, renew or reissue Letters of Credit as requested by the Notification Agent on behalf of the Companies, provided that at no time shall the aggregate face amount of all Letters of Credit exceed the Letter of Credit Commitment. No Letter of Credit shall have an expiration date later than the Revolver Maturity Date.

     SECTION 3.02. APPLICATION FOR AND ISSUANCE OF LETTERS OF CREDIT. Each Letter of Credit issued under this Article III (i) shall be in a form acceptable to the Administrative Agent, (ii) shall be issued upon at least one Business Day's notice on such date as the Notification Agent may designate, (iii) shall be issued in a face amount not to exceed $1,000,000, (iv) shall be dated the date of issuance and (v) shall expire on such date as may be requested by the Notification Agent, but in no event later than the earlier of (a) 365 days after its issuance date or (b) the Revolver Maturity Date. The aggregate face amount of all Letters of Credit shall not exceed the Letter of Credit Commitment. The Notification Agent's request for each issuance of a Letter of Credit hereunder shall be via a duly executed and completed Application. The Administrative Agent shall promptly notify each Lender of the issuance of each Letter of Credit after the Closing Date. Notwithstanding anything herein or in any other Loan Paper to the contrary, in no event shall the Companies be entitled to request the issuance of a Letter of Credit if the issuance of such Letter of Credit would cause the sum of (i) the aggregate face amount of all outstanding Letters of Credit, plus (ii) without duplication, the aggregate amount of the Reimbursement Obligation plus (iii) the aggregate amount of all Advances outstanding under the Revolving Credit Loans, to exceed the Commitment.

     SECTION 3.03. COMMISSION; PAYMENT OF DRAFTS DRAWN UNDER LETTERS OF CREDIT; INCORPORATION OF TERMS OF THE APPLICATIONS. For the issuance of each Letter of Credit,

Companies shall, jointly and severally, pay the Administrative Agent for the account of the Lenders in accordance with their Revolving Credit Specified Percentages, fees as provided in Sections 2.03(d) and (e) hereof, such fees to be payable immediately upon receipt by the Notification Agent of an invoice related thereto. All the terms and provisions of any and all Applications under this Article III are incorporated herein by reference; provided, however, that in the event of a conflict between the provisions of this Agreement and any Application, the provisions of this Agreement shall control. The Companies shall, jointly and severally, pay to the Administrative Agent for the account of Lenders in accordance with their Revolving Credit Specified Percentages, on demand an amount equal to the face amount of each draft drawn or purporting to be drawn under a Letter of Credit, and otherwise in accordance with the terms of the Application. The payment obligations of the Companies in respect of any drawing under a Letter of Credit hereunder shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and the Application under all circumstances, including, without limitation, the following circumstances: (a) any lack of validity or enforceability of any Letter of Credit, the Application, this Agreement or any other Loan Paper; (b) any amendment or waiver of, or any consent to departure from, all or any portion or provision of the Loan Papers; (c) the existence of any claim, set-off, defense or other right which any Company may have at any time against any beneficiary of any Letter of Credit, or any transferee of any Letter of Credit (or any Person for whom any beneficiary or any transferee may be acting), any of the Lenders, any of the Managing Agents, or any other Person, whether in connection with this Agreement, the transactions contemplated herein or in the other Loan Papers, or in any unrelated transaction; (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (e) payment by the Administrative Agent under any Letter of Credit against the presentation of a draft or certificate which does not comply with such Letter of Credit; or (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. The Administrative Agent may debit Companies' account(s) with the Administrative Agent (up to the credit balance thereof) in order to pay each such draft, but the Administrative Agent shall not be required to effect any such debit. If Companies' account(s) have insufficient funds with which to pay such draft and if payment thereof is not otherwise made or provided for on the maturity date of such draft, the face amount of the maturing draft shall automatically be deemed to be a Base Rate Advance so long as there exists no Default or Event of Default and the total principal amount of all outstanding Advances under the Revolving Credit Loans (after treating the face amount of such draft as an Advance) would not exceed the Commitment minus the sum of the aggregate outstanding face amount of all Letters of Credit plus, without duplication, the aggregate amount of the Reimbursement Obligation. Administrative Agent shall promptly notify each Lender of such Base Rate Advance. If such notice given by Administrative Agent is prior to 12:00 noon (New York time) such Lender shall, before 2:00 p.m. (New York time) on such date (or, if such notice is after 12:00 noon (New York time) then by 2:00 p.m. (New York time) on the next following Business Day), make its Revolving Credit Specified Percentage of such Base Rate Advance available to the Administrative Agent in accordance with the provisions of Section 2.02(a) hereof. Such Base Rate Advance shall be evidenced by a notice of such borrowing to be received by the Administrative Agent not more than two Business Days following the date the draft matured. The failure of the Notification Agent to transmit such notice of borrowing shall not affect any Company's obligation to repay such amount.

     SECTION 3.04. FAILURE TO PAY DRAWS ON LETTERS OF CREDIT. If the Companies shall fail to pay the Administrative Agent the face amount of any draw on any Letter of Credit as provided in Section 3.03 hereof (whether by the making of an Advance or otherwise), or if a Default or Event of Default shall exist at the time of any draw on any Letter of Credit, then the face amount of such draft shall be payable upon demand and until payment shall bear interest at a rate per annum equal to the lesser of (a) the Highest Lawful Rate and (b) the Post Default Rate.

     SECTION 3.05. REIMBURSEMENT OBLIGATION OF THE LENDERS. Each Lender (including NationsBank of Texas, N.A. in its capacity as a Lender) agrees that it shall be unconditionally and irrevocably liable, without regard to the occurrence of any Default or Event of Default, to reimburse the Administrative Agent on demand for such Lender's Revolving Credit Specified Percentage of the amount of each draft paid by the Administrative Agent in respect of any Letter of Credit, to the extent that such amount is not reimbursed to the Administrative Agent by the Companies or advanced by such Lender to the Companies under the terms of Section 3.03 hereof as a Base Rate Advance. If the Administrative Agent is required at any time (whether before or after the expiration date of any Letter of Credit) to return to any Company or to a trustee, receiver, liquidator, custodian or other similar official any portion of the payments made by or on behalf of any Company to the Administrative Agent in reimbursement of payments made by the Administrative Agent under any Letter of Credit and interest thereon, each Lender shall, upon demand by the Administrative Agent, forthwith pay over to the Administrative Agent, such Lender's Revolving Credit Specified Percentage of such amount. All amounts payable by any Lender under this Section 3.05 shall include interest thereon from the day the applicable draw is made (or the date such Lender was to have made such reimbursement payment, as appropriate), to but not including the date such amount is paid by such Lender to the Administrative Agent, at a per annum rate equal to the Federal Funds Rate. The obligations of the Lenders under this
Section 3.05 shall continue after the Revolver Maturity Date and the Final Maturity Date and survive any termination of this Agreement.

     SECTION 3.06. SHARING OF PAYMENTS. Each payment made by a Lender pursuant to Section 3.05 above shall be treated as the purchase by such Lender of a participating interest in the Reimbursement Obligation in an amount equal to such payment. Each Lender shall share in any interest which accrues and is paid by the Companies according to such Lender's percentage paid to the Administrative Agent in accordance with the terms of Section 3.05 hereof. All amounts recovered by the Administrative Agent or any Lender hereunder or under any other Loan Paper and which are applied to the Reimbursement Obligation shall be distributed to such Lender according to such Lender's percentage paid in accordance with Section 3.05 above.

     SECTION 3.07. DUTIES OF THE ADMINISTRATIVE AGENT. The Administrative Agent agrees with each Lender that it will exercise and give the same care and attention to each Letter of Credit as it gives to its other letters of credit, and the Administrative Agent's sole liability to each Lender shall be to distribute promptly to each Lender, as and when received by the Administrative Agent, each Lender's Revolving Credit Specified Percentage of any payments made to the Administrative Agent by any Company under this Article III. Each Lender and each Company agrees that, in paying any draft, the Administrative Agent shall not have any responsibility to obtain any document (other than the drafts, certificates and other documents required by the applicable Letter of Credit and/or this Agreement) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the person delivering any such document. None of the Administrative Agent or its respective representatives, directors, officers, employees, attorneys or agents shall be liable to any Lender or any Company for (i) any action taken or omitted in connection herewith at the request or with the approval of any Lender in its capacity as the Administrative Agent, (ii) any action taken or omitted in the absence of gross negligence and the absence of wilful misconduct, (iii) any recitals, statements, representations or warranties contained in any document distributed to any Lender, (iv) the creditworthiness of the Companies or (v) the execution, effectiveness, genuineness, validity or enforceability of any Loan Papers or any other document contemplated hereby or thereby. The Administrative Agent and its officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document or conversation believed by it or them to be genuine and correct and to have been signed or made by the proper person and, with respect to legal matters, upon opinions of counsel selected by the Administrative Agent.

     SECTION 3.08. LENDERS, GENERALLY. No Lender shall be liable for the performance or nonperformance of the obligations of any other Lender under this
Article III.

     SECTION 3.09. GENERAL PROVISIONS. At no time shall the aggregate outstanding face amount of all Letters of Credit exceed the lesser of (a) the Letter of Credit Commitment and (b) the Commitment minus the sum of (i) the total aggregate outstanding Advances under the Revolving Credit Loans, plus (ii) the aggregate Reimbursement Obligation. No Letter of Credit shall have an expiration date later than the Revolver Maturity Date.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     SECTION 4.01. CONDITIONS PRECEDENT TO THE CLOSING DATE. As a condition to entering into this Agreement on the Closing Date, the following conditions on such Closing Date shall be satisfied:

     (a) The making of the Commitment, the Letter of Credit Commitment, the Revolving Credit Loans, the Letters of Credit and the Term Loan shall not contravene any Law applicable to the Administrative Agent or any Lender.

     (b) There shall have occurred no material adverse change in the Companies' business, assets or financial condition since December 31, 1995.

     (c) The Companies shall have delivered to the Administrative Agent (i) an executed copy of each Fee Letter, (ii) an executed copy for each Lender of the Credit Agreement and each Pledge Agreement, (iii) an executed copy for each Lender of the Unlimited Guaranties executed and duly completed by each Guarantor, and (iv) executed and completed Notes evidencing the Revolving Credit Loans and the Term Loan, as applicable, for each Lender.

     (d) The Companies shall have (i) paid accrued commitment fees through the Closing Date in accordance with the terms and conditions of Section 2.03(a)(i) and (ii) hereof, if applicable, (ii) paid all other fees (including the facility fee) due and payable on the Closing Date in accordance with the terms of the Fee Letters and (iii) reimbursed the Administrative Agent for all legal fees incurred by the Administrative Agent in connection with this transaction through the Closing Date.

     SECTION 4.02. CONDITIONS PRECEDENT TO THE INITIAL ADVANCE. The obligation of each Lender to make the Initial Advance or of the Administrative Agent to issue any Letter of Credit shall be subject to the further conditions precedent that on the Effective Date:

     (a) The making of the Commitment, the Letter of Credit Commitment, the Revolving Credit Loans, the Letters of Credit and the Term Loan shall not contravene any Law applicable to the Administrative Agent or any Lender.

     (b) There shall have occurred no material adverse change in the Companies' business, assets or financial condition since December 31, 1995.

     (c) Each Company shall have delivered a Note for each Lender to each such Lender evidencing the Revolving Credit Loans and the Term Loan, as applicable, the Pledge Agreements granting the Lenders a first and prior security interest in the Pledged Interests together with the stock certificates for all of the Capital Stock with duly executed undated stock powers in blank, the stock certificates for all of the Pledged Interests, and all Security Documents, all the Unlimited Guaranties, the other Loan Papers and other documents and instruments requested by the Administrative Agent and Lenders granting and perfecting a first and prior security interest and Lien in all Collateral.

     (d) The Companies shall have delivered to each Lender a certificate, dated as of the Effective Date, executed by an Authorized Officer, certifying that
(i) no Default or Event of Default has occurred and is continuing, (ii) the representations and warranties set forth in

Article V hereof and in each of the other Loan Papers are true and correct and
(iii) each of the Companies and the other Cablevision Entities has complied with all agreements and conditions to be complied with by it under the Loan Papers by such date.

     (e) Each Cablevision Entity shall have delivered to each Lender a certificate, dated as of the Effective Date, executed by an Authorized Officer, certifying (i) that the attached copies of the certificates of organization certified by the Secretary of States of the appropriate states for the Cablevision Entities, and bylaws or partnership agreements, as appropriate, delivered to each Lender for each of the Cablevision Entities are true and complete, and in full force and effect, without amendment except as shown,
(ii) that a copy of the resolutions for each of the Cablevision Entities authorizing execution, delivery and performance of this Agreement and any other Loan Papers, as appropriate, are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to this loan transaction, (iii) that copies of certificates of good standing and certificates of existence for each of the Cablevision Entities as appropriate, for each state in which any Cablevision Entity is operating, have been issued within 30 days prior to the Effective Date and delivered to the Lenders in accordance with Section 4.02(i) below, (iv) that none of the Cablevision Entities is a party to any Non-Compete Agreements, (v) that no regulatory approvals are required to be obtained (with respect to all Authorizations and FCC Licenses) to consummate the Corporate Finance Restructuring, (vi) that the Pledged Interests have been issued and are outstanding and (vii) as to the incumbency, name, and signature of each officer of each Cablevision Entity authorized to sign this Agreement and the other Loan Papers, as applicable, and any amendments to this Agreement and the other Loan Papers on its behalf. The Administrative Agent and the Lenders may conclusively rely on each such certificate delivered pursuant to this subsection until they receive a replacement certificate from the Companies.

     (f) The Corporate Finance Restructuring shall be consummated on terms and conditions, and pursuant to documentation, acceptable to the Administrative Agent, the other Managing Agents and the Lenders, and each Lender shall have received copies of all documentation related thereto satisfactory to them. No Liens, except Permitted Liens, shall exist on any assets of the Cablevision Entities (other than those securing the Obligation), except to the extent that the Administrative Agent shall have received executed copies of all releases for any such Liens.

     (g) Each Lender shall have received (i) the opinion of Sullivan & Cromwell, counsel to the Cablevision Entities, dated the Effective Date and substantially in the form of EXHIBIT G-1 hereto, and (ii) the opinion of Robert
S. Lemle, Esq., General Counsel of CSC and counsel to the Cablevision Entities, dated the Effective Date, in the form of EXHIBIT G-2 hereto.

     (h) Each Lender shall have received an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., special counsel for FCC matters to the Cablevision Entities, dated the Effective Date and substantially in the form of EXHIBIT H hereto.

     (i) Each Lender shall have received, in form and substance satisfactory to it, (i) certificates from the Secretary of State and other appropriate officials of the applicable states of organization certifying that each Cablevision Entity is either a corporation or partnership, each duly organized, validly existing, and in good standing in their respective jurisdictions of organization as of the respective dates thereof, and (ii) certificates of appropriate authorities of all jurisdictions where each Cablevision Entity is required to be qualified to do business, to the effect that it is in good standing and duly qualified to transact business in such jurisdictions.

     (j) Administrative Agent shall have received this Agreement and all other Loan Papers required to be delivered prior to such date to the Lenders, all in form and substance reasonably satisfactory to the Lenders and completed and executed by each Company.

     (k) Each Lender shall have received each of the following, in form and substance satisfactory to the Administrative Agent, the other Managing Agents, the Lenders and Special Counsel:

          (i) the results of UCC and other Lien searches against any of the assets of each Cablevision Entity and the Systems, after giving effect to the Corporate Finance Restructuring, showing no Liens against any of them or their properties and assets (including the Collateral) except (A) those securing the Obligation, (B) Permitted Liens, and (C) Liens for which the Administrative Agent has executed releases in its possession at closing;

          (ii) as of and for the calendar year ended December 31, 1995, income statements of the Systems for such period and balance sheets of the Systems as of such date, in reasonable detail and certified by an Authorized Officer to the best of his/her knowledge to be complete and correct and prepared consistently with past practices and substantially in accordance with generally accepted accounting principles, subject to year-end adjustment;

          (iii) a Compliance Certificate computed after giving effect to the Initial Advance;

          (iv) in form reasonably satisfactory to the Lenders and Special Counsel, certified copies of all Capital Leases of the Companies and the Subsidiaries, amended or modified, together with schedules listing all property leased thereunder and all other information reasonably requested by any Lender with respect thereto;

          (v) payment of all fees (including the facility fee and the commitment fee through the Effective Date) and reimbursement to the Administrative Agent of all legal fees incurred in connection with this transaction through the Effective Date;

          (vi) copies of insurance binders or certificates covering the assets of the Companies and the Subsidiaries (including the Systems), and evidence of flood insurance on all real Property owned by the Companies and the Subsidiaries;

          (vii) information in connection with the CATV Franchises regarding status, expirations and renewals, and other information reasonably requested by any Managing Agent regarding any CATV Franchise acceptable to the Managing Agents, and the status of all expirations and all renewals must be satisfactory to each Managing Agent; and

          (viii) evidence satisfactory to the Managing Agents that all Indebtedness assumed by CC, TI and CTM in connection with the Corporate Finance Restructuring in the aggregate, as applicable (and reflected on SCHEDULE 5.08 hereto and in Section 7.02(iii) hereof) is repaid in full.

     (l) All Authorizations shall be in form and substance acceptable to the Lenders and all such Authorizations, assignments, agreements, consents, easements, leases, privileges and rights are, to the best knowledge of the Companies after reasonable investigation, in full force and effect and are not subject to any pending reversal or cancellation.

     SECTION 4.03. CONDITIONS PRECEDENT TO ALL ADVANCES (OTHER THAN REFINANCING ADVANCES). The obligation of each Lender to make each Advance (including the Initial Advance but excepting any Refinancing Advance) shall be subject to the further conditions precedent that on the date of such Advance the following statements shall be true (and the delivery of each notice of borrowing under Section 2.02(a) hereof shall constitute a representation that on the disbursement date they are true):

       (a) The representations and warranties contained in Article V hereof are true and correct on such date, as though made on and as of such date, except to the extent expressly made only as of a prior date; and

       (b) No Default or Event of Default shall exist on any such date, and no Default or Event of Default would result from such Advance (including the intended application of the proceeds of such Advance); and

       (c) There shall have occurred no material adverse change in the Companies' business, assets or financial condition since December 31, 1995; and

       (d) The sum of (i) all Advances outstanding on the date of such Advance under the Revolving Credit Loans (after giving effect to the proposed Advance to be made on such date) plus (ii) the aggregate face amount of all outstanding Letters of Credit, plus (iii) the sum of the aggregate Reimbursement Obligation, shall not exceed the Commitment.

     SECTION 4.04. CONDITIONS PRECEDENT TO THE ISSUANCE OF EACH LETTER OF CREDIT. The obligation of the Administrative Agent to issue any and each Letter of Credit shall be subject to the further conditions precedent that on the date of such Letter of Credit the following statements shall be true (and the Notification Agent's request for a Letter of Credit hereunder shall constitute a representation by the Companies that on such date they are true):

       (a) The representations and warranties contained in Article V hereof are true and correct on such date, as though made on and as of such date, except to the extent expressly made only as of a prior date; and

       (b) No Default or Event of Default shall exist on any such date, and no Default or Event of Default would result from the issuance of such Letter of Credit (including the intended use of such Letter of Credit); and

       (c) There shall have occurred no material adverse change in the Companies' business, assets or financial condition since December 31, 1995; and

       (d) The sum of (i) all Advances outstanding on the date of such Letter of Credit request plus (ii) the aggregate face amount of all outstanding Letters of Credit (after giving effect to the proposed Letter of Credit to be issued on such date), plus (iii) the sum of the aggregate Reimbursement Obligation, shall not exceed the Commitment; and

       (e) A duly completed, executed and delivered Application (executed by each Company) with respect to such Letter of Credit shall have been received by the Administrative Agent.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     The Companies jointly and severally represent and warrant that the following are true and correct:

     SECTION 5.01. ORGANIZATION, QUALIFICATION AND CAPITALIZATION. Each Cablevision Entity that is a corporation is duly organized, validly existing and in good standing under the Laws of its state of organization. Each Cablevision Entity that is a partnership, is duly organized, validly existing and in good standing under the Laws of the state of its organization. Each of the Cablevision Entities is qualified to do business in all jurisdictions where the nature of its business or Properties require such qualification, except where the failure to do so is not reasonably likely to have a Material Adverse Effect. Set forth on SCHEDULE 5.01 hereto is a complete and accurate listing, for each Cablevision Entity, of (a) the jurisdiction of its organization and its mailing address, which is the principal place of business and executive offices of each Cablevision Entity unless otherwise indicated,
(b) the classes of its Capital Stock and the numbers or amounts of its Capital Stock authorized and outstanding, (c) each record and beneficial owner of its outstanding Capital Stock on the date hereof, indicating the ownership percentages, and (d) all outstanding options, rights, rights of conversion, redemption, purchase or repurchase, rights of first refusal and similar rights relating to the Capital Stock of each Cablevision Entity, as appropriate. Each Cablevision Entity has all requisite corporate or partnership power and authority to own, operate and encumber its Property and to conduct its business as presently conducted and as proposed to be conducted following the consummation of the transactions contemplated by this Agreement. All of the outstanding Capital Stock of each corporate Cablevision Entity is validly issued, fully paid and nonassessable and all of the outstanding Capital Stock of each Cablevision Entity has been duly authorized and validly issued. All of such Capital Stock is owned free and clear of all Liens, including any restrictions on hypothecation or transfer, except Permitted Liens.

     SECTION 5.02. DUE AUTHORIZATION; VALIDITY. (a) The Board of Directors of each corporate Cablevision Entity and (b) the general partner of each Cablevision Entity that is a partnership has duly authorized the execution, delivery and performance of the Loan Papers to be executed by each such entity. No consent of the shareholders or any partners of any Cablevision Entity or the shareholders of partners of any Cablevision Entity (except any consent already obtained) is required as a prerequisite to the validity and enforceability of any Loan Papers or any other document contemplated hereby. Each of the Cablevision Entities has full legal right, partnership or corporate power, as appropriate, and authority to execute, deliver and perform its obligations under the Loan Papers to be executed and delivered by it. The Loan Papers constitute the legal, valid and binding respective obligations of each Cablevision Entity, as appropriate, enforceable against such entities in accordance with their terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium or similar Laws or principles of equity affecting the enforcement of creditors' rights generally).

     SECTION 5.03. CONFLICTING AGREEMENTS AND OTHER MATTERS. There exists no breach, default or event of default under any agreement, Authorization or other relationship of any Cablevision Entity that is reasonably likely to have a Material Adverse Effect. The execution or delivery of the Loan Papers, and performance thereunder, by each Cablevision Entity does not conflict with, or result in a material breach of the terms, conditions or provisions of, or constitute a material default under, or result in any material violation of, or result in the creation of any material Lien (other than in favor of the Administrative Agent for the benefit of the Lenders) upon any Property of any Cablevision Entity under any Authorization or Law, or any material agreement, document or instrument executed by such Person. The execution or delivery of the Loan Papers, and performance thereunder, by each

Cablevision Entity does not require any consent (other than consents already obtained), approval, or other action by, notice to, or filing with any Tribunal or Person pursuant to any award of any arbitrator, or any agreement, instrument, or Law to which any Cablevision Entity or any of their Property is subject. The execution or delivery of the Loan Papers, and performance thereunder by each Cablevision Entity, does not require any consent (other than consents already obtained), approval, or other action by, notice to, or filing with any Tribunal or Person pursuant to the articles of organization or incorporation or partnership agreement, as appropriate, or bylaws of any such Cablevision Entity. No Authorization which has not been obtained by the Cablevision Entities is required to authorize, or is required in connection with, the execution, delivery and performance of any of the Loan Papers or the operation of any CATV System.

     SECTION 5.04. FINANCIAL STATEMENTS. The financial statements of the Cablevision Entities and the Systems delivered to the Administrative Agent and the Lenders fairly present in all material respects their financial condition and the financial condition of the Systems and the results of operations as of the dates and for the periods shown for the Cablevision Entities and the Systems, all in accordance with GAAP, subject to customary year end adjustments and accruals. The latest of such financial statements reflects all material liabilities, direct and contingent, of the Cablevision Entities that are required to be disclosed in accordance with GAAP. As of the date of the latest of such financial statements, there were no Guaranties, liabilities for Taxes, forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are substantial in amount and that are not reflected on such financial statements or otherwise disclosed in writing to the Administrative Agent and the Lenders. Since December 31, 1995 there has been no event or circumstance which is reasonably likely to have a Material Adverse Effect. Each Cablevision Entity is Solvent.

     SECTION 5.05. LITIGATION. Shown on SCHEDULE 5.05 hereto is all Litigation that is pending or, to the best of any of the Companies' knowledge, threatened against any Cablevision Entity on the date of this Agreement that is, in any case, reasonably likely to result in uninsured exposure to any Cablevision Entity in an amount in excess of $100,000. There is no pending or, to the best of any of the Companies' knowledge, threatened Litigation against any Cablevision Entity that is reasonably likely to have a Material Adverse Effect.

     SECTION 5.06. COMPLIANCE WITH LAWS REGULATING THE INCURRENCE OF DEBT. No proceeds of any Advance will be used directly or indirectly by any Company to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended. No Company or Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Following the Companies' intended use of the proceeds of each Advance, no assets of any of the Companies or any of the Subsidiaries, will be "margin stock" within the meaning of Regulation U. None of the Cablevision Entities is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), or any other Law that the incurring of Total Debt by any such Cablevision Entity would violate in any material respect, including without limitation Laws relating to common or contract carriers or the sale of electricity, gas, steam, water or other public utility services.

     SECTION 5.07. AUTHORIZATIONS, TITLE TO PROPERTIES AND RELATED MATTERS. The Companies possess all Authorizations necessary and appropriate to own, operate and construct the CATV Systems or otherwise for the operation of their businesses and are not in violation thereof in any material respect, unless such violations could not reasonably be expected to have a Material Adverse Effect. All such Authorizations are in full force and effect, all such material Authorizations are listed on SCHEDULE 5.07 hereto, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or modification of any Authorization which is necessary or appropriate to own, operate and construct the CATV Systems or otherwise material for the operation of any such business, which is reasonably likely to have a Material Adverse Effect. No Cablevision Entity is in violation of any material duty or obligation required by the Communications Act of 1934, as amended, or any material FCC rule or regulation applicable to the operation of any portion of any of the Systems, except as disclosed on SCHEDULE 5.07 hereto. There is not pending or, to the best knowledge of any Company, threatened any action by the FCC to modify, revoke, cancel, suspend or refuse to renew any Authorization. There is not now issued or outstanding or, to the best knowledge of any Company, threatened any notice of any hearing, violation or material complaint against any Cablevision Entity with respect to the operation of any portion of the Systems and no Company has any knowledge that any Person intends to contest renewal of any Authorization, except as disclosed on SCHEDULE 5.07 hereto. Each Company and each Subsidiary has full partnership or corporate power (as appropriate), authority and legal right to own and operate its Property and to conduct its business. Each Company and Subsidiary has good title to its Property, subject to no Lien of any kind, except Permitted Liens. No Cablevision Entity is in violation of its respective articles of organization or incorporation or partnership agreement (as applicable) or bylaws. None of the Cablevision Entities is in violation of any Law, or material agreement or instrument binding on or affecting it or any of its Properties, the effect of which could reasonably be expected to have a Material Adverse Effect. No business or Properties of any Cablevision Entity is presently affected by any strike, lock-out or other labor dispute, drought, storm, earthquake, embargo, act of God or public enemy, or other casualty, except any such event that is not reasonably likely to have a Material Adverse Effect.

     SECTION 5.08. OUTSTANDING DEBT. None of the Cablevision Entities has any outstanding Total Debt, Guaranties or Liens, except Permitted Liens and as otherwise shown on SCHEDULES 5.08, 7.03 AND 7.04 hereto. No breach, default or event of default exists under any document, instrument or agreement evidencing or otherwise relating to any Total Debt.

     SECTION 5.09. TAXES. Each of the Cablevision Entities has filed all federal, state and other Tax returns which are required to be filed, and has paid all Taxes as shown on said returns, as well as all other Taxes, to the extent due and payable. All Tax liabilities of each of the Cablevision Entities are adequately provided for on their books, including interest and penalties, and adequate reserves have been established therefor. No income Tax liability has been asserted by taxing authorities for Taxes in excess of those already paid, and no taxing authority has notified any Cablevision Entity of any deficiency in any Tax return, other than those that are being diligently contested by a Cablevision Entity in good faith and for which adequate reserves have been established. After the Closing Date, there are no tax agreements in effect among or with respect to any Cablevision Entity.

     SECTION 5.10. ERISA. Each Plan of any Cablevision Entity has, to the extent applicable, satisfied the minimum funding standards under all Laws applicable thereto, and no Unfunded Liabilities exist, except as set forth on
SCHEDULE 5.10 hereto. None of the Cablevision Entities has incurred any material liability to the PBGC with respect to any Plan. No ERISA Event has occurred with respect to any Plan of any Cablevision Entity. No Cablevision Entity has participated in any non-exempt Prohibited Transaction with respect to any Plan or trust created thereunder, and the consummation of the transactions contemplated hereby will not involve any non-exempt Prohibited Transaction, assuming the amounts being loaned to the Companies (a) do not (i) constitute assets allocated to any separate account maintained by the Lenders in which an employee benefit plan has an interest or (ii) plan assets as defined in 29 C.F.R. Section 2510.3-101 or (b) are from a bank collective investment fund and the transactions satisfy Prohibited Transaction Class Exemption 91-38. None of the Cablevision Entities or any ERISA Affiliate has incurred any Withdrawal Liability to any Multiemployer Plan or currently contributes or is required to contribute to a Multiemployer Plan. No event has occurred which could result in any Cablevision Entities' or any ERISA Affiliates' incurring any Withdrawal Liability to any Multiemployer Plan.

     SECTION 5.11. ENVIRONMENTAL MATTERS. Each of the Cablevision Entities has obtained all environmental, health and safety permits, licenses and other authorizations required to carry on its business as being conducted under all Applicable Environmental Laws in effect on the date such representation is being made. Each of such permits, licenses and authorizations is in full force and effect and each of the Cablevision Entities is in compliance with the terms and conditions thereof, and is also in compliance with all other material limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Applicable Environmental Law in effect on the date such representation is being made or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, other than those requirements that are being diligently contested in good faith by a Cablevision Entity and for which adequate reserves have been established. In addition, no written notice, notification, demand, request for information, citation, summons or order has been issued, no written complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the knowledge of any Company, threatened by any Tribunal with respect to any alleged failure by any Cablevision Entity to have any environmental, health or safety permit, license or other authorization required under any Applicable Environmental Law in connection with the conduct of the business of any Cablevision Entity or with respect to any generation, treatment, storage, recycling, transportation, discharge, disposal or release of any Hazardous Materials by any Cablevision Entity. On the Closing Date and on the Effective Date, there are no material liabilities resulting from a violation of any Applicable Environmental Law. After the Effective Date, there are no environmental liabilities of any Cablevision Entity except as disclosed to the Lenders in writing. No Hazardous Materials are generated or produced at or in connection with the Properties and operations of any of the Cablevision Entities. No Hazardous Materials have been disposed of or otherwise released on or to any Property on which any operations of any Cablevision Entity are conducted, except in compliance with Applicable Environmental Laws or to the extent that such disposal or release is not likely to have a Material Adverse Effect.

     SECTION 5.12. DISCLOSURE. None of the Companies or the Subsidiaries, or any other Cablevision Entity, has made a material misstatement of fact, or failed to disclose any fact necessary to make the facts disclosed taken as a whole not misleading, to the Administrative Agent or any Lender during the course of application for and negotiation of any Loan Papers or otherwise in connection with any Advances or Letters of Credit.

     SECTION 5.13. CERTAIN AGREEMENTS. The Capitalized Lease Obligations have been duly authorized, executed and delivered by the respective Company or Subsidiary, as appropriate, and (to the best of the Companies' knowledge) the other parties thereto. There is no litigation, or claim of breach or default, pending or threatened with respect to any Capitalized Lease Obligations, or, to the best of knowledge of the Companies, any basis for any such litigation or claim. The Companies have provided, or caused to be provided, to the Administrative Agent complete and correct copies of or access to the Capitalized Lease Obligations, all as amended to date, together with all exhibits and schedules thereto.

     SECTION 5.14. VALID ISSUANCE OF SECURITIES. The Capital Stock of each Cablevision Entity when issued and sold was exempt from registration or qualification under applicable federal or state securities laws.

     SECTION 5.15. CERTAIN FEES. No broker's, finder's, management or other fee or commission will be payable by any Cablevision Entity (other than to the Lenders hereunder) with respect to the making of Advances hereunder.

     SECTION 5.16. INTELLECTUAL PROPERTY. The Companies and the Subsidiaries have obtained all material patents, trademarks, service-marks, trade names, copyrights, licenses and other rights, free from material restrictions, which are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted. Nothing has come to the attention of any Company to the effect that (a) any process, method, part or other material presently contemplated to be employed by any Company may infringe any material patent, trademark, service-mark, trade name, copyright, license or other right owned by any other Person, or (b) except as shown as SCHEDULE 5.05 hereto, there is pending or overtly threatened any material claim or litigation against or affecting any Company contesting its right to sell or use any such material process, method, part or other material.

     SECTION 5.17. CATV FRANCHISES. Attached as SCHEDULE 5.17 hereto is a description of expirations and renewals of each CATV Franchise in existence on the Closing Date.

     SECTION 5.18. APPLICATION OF REPRESENTATIONS AND WARRANTIES; SURVIVAL. To the extent any Company or any other Cablevision Entity has any subsidiaries, the representations and warranties made under this Agreement shall be deemed applicable to each of them as of the formation or acquisition of such Subsidiary and at and as of each date the representations and warranties are remade pursuant to this provision. All representations and warranties made under this Agreement shall survive, and not be waived by, the execution hereof by the Administrative Agent and the Lenders, any investigation or inquiry by the Administrative Agent or any Lender, or by the making of any Advance under this Agreement.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

     So long as the Commitment, the Letter of Credit Commitment, any Letter of Credit, any Advance or any portion of the Obligation is outstanding, or the Companies owe any other amount hereunder:

     SECTION 6.01. COMPLIANCE WITH LAWS. The Companies shall, and shall cause the other Cablevision Entities to, comply in all material respects with all Applicable Laws, including without limitation compliance with ERISA and all applicable federal and state securities Laws, other than any such Laws the noncompliance with which is not reasonably likely to have a Material Adverse Effect, or which is being diligently contested in good faith by a Cablevision Entity and for which adequate reserves have been established.

     SECTION 6.02. INSURANCE. Each Company shall, and shall cause each other Cablevision Entity to, (a) keep its towers, head-end sites and offices and other insurable Properties adequately insured at all times by reputable insurers to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, (b) maintain in full force and effect public liability (including liability insurance for all vehicles and other insurable Property) and worker's compensation insurance, in amounts customary for such similar companies to cover normal risks, (c) maintain business interruption insurance for each CATV System in amounts customary for similar companies, and (d) maintain such other insurance as may be required by Law or as is customary for similar companies, provided that such insurance policies will show the Administrative Agent, on behalf of the Lenders, as loss payee or additional insured, where appropriate. The Companies shall deliver evidence of renewal of each insurance policy on or before the date of its expiration, and from time to time shall deliver to the Administrative Agent, upon demand, certificates or binders evidencing the maintenance of such insurance.

     SECTION 6.03. INSPECTION RIGHTS. Each Company shall, and shall cause each other Cablevision Entity to, permit the Administrative Agent or any Lender, upon two days notice or such lesser notice as is reasonable under the circumstances, to examine and make copies of and abstracts from their records and books of account, and to visit and inspect their Properties.

     SECTION 6.04. RECORDS AND BOOKS OF ACCOUNT; CHANGES IN GAAP. Each Company shall, and shall cause each other Cablevision Entity to, keep adequate records and books of account in conformity with GAAP. No Company shall, nor shall any Company permit any other Cablevision Entity to, change its method of financial accounting, except as required or permitted by GAAP.

     SECTION 6.05. REPORTING REQUIREMENTS. The Companies shall furnish to each Lender and the Administrative Agent:

     (a) As soon as available and in any event within 60 days after the end of each of the first three of the Companies' fiscal quarters each year,
(i) consolidated and combining balance sheets of the Companies and the Subsidiaries, as of the end of such quarter, and consolidated and combining statements of income, and a consolidated and combining statement of changes in cash flow of the Companies and the Subsidiaries, for such quarter and for the portion of the fiscal year ending with such quarter, setting forth, in comparative form, figures for the corresponding date or periods in the previous fiscal year, all in reasonable detail, and certified by an Authorized Officer as prepared in accordance with GAAP, and fairly presenting the financial condition and results of operations of the Companies and the Subsidiaries, (ii) for the Companies and their Subsidiaries, detailed reports of Capital Expenditures for each such quarter together with a detailed reconciliation of Capital Expenditures for each such quarter against the quarterly budgeted Capital Expenditures previously delivered to the Lenders, and (iii) for the Companies and the Subsidiaries, detailed comparisons and reconciliations of the budget for such quarter for each such Person against the actual results of operations of each such Person for such quarter;

     (b) As soon as available and in any event within 120 days after the end of each fiscal year of the Companies, a consolidated and consolidating (and combined and combining) balance sheet of the Companies and the Subsidiaries, as of the end of such fiscal year, and consolidated and consolidating (and combined and combining) statements of income and changes in cash flow of the Companies and the Subsidiaries, for such fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an unqualified opinion of the Auditor, which opinion shall state that (i) such financial statements were prepared in accordance with GAAP, (ii) the examination by the Auditor in connection with such financial statements was made in accordance with generally accepted auditing standards, (iii) such financial statements present fairly the financial condition and results of operations of the Companies and the Subsidiaries, and (iv) in making the examination necessary for such opinion, they obtained no knowledge, except as specifically stated, of any failure by any Company or any Subsidiary, to perform or observe any of its covenants relating to financial matters in this Agreement or in the other Loan Papers;

     (c) Promptly upon receipt thereof, copies of all material reports or material letters submitted to any Company, any Subsidiary or any other Cablevision Entity by the Auditor or any other accountants in connection with any annual, interim, or special audit, including without limitation the comment letter submitted to management in connection with any such audit;

     (d) Within 60 days after the close of each fiscal quarter, a duly executed and completed Compliance Certificate;

     (e) As soon as available, but in any event within 60 days after the end of each fiscal year of the Companies, (i) the annual operating and Capital Expenditure budgets of the Companies and the Subsidiaries for the following year broken out by month, and (ii) a statement of changes in any Company's or Subsidiary's basic and pay rates instituted in the fiscal year most recently ended in reasonable detail;

     (f)  Immediately upon knowledge by any Authorized Officer of any Company of
(i) the occurrence of any Default or Event of Default, a notice from an Authorized Officer, setting forth the details of such Default or Event of Default, and the action being taken or proposed to be taken with respect thereto; or (ii) the occurrence of any default, breach or failure to comply with any term or provision of any Non-Compete Agreement;

     (g) As soon as possible and in any event within five Business Days after knowledge thereof by any Authorized Officer of any Company, notice of any Litigation pending or threatened in writing against any Cablevision Entity which, if determined adversely, could result in judgment, penalties, or damages in excess of $500,000 in the aggregate for all related Litigation or would otherwise be likely to have a Material Adverse Effect, together with a statement of an Authorized Officer describing the allegations of such Litigation, and the action being taken or proposed to be taken with respect thereto;

     (h) Promptly following notice or knowledge thereof by any Authorized Officer of any Company, notice of any actual or threatened loss or termination of any FCC License of any Company, any Subsidiary or any other Cablevision Entity, or any franchise or any other material Authorization of any Company, Subsidiary or any other Cablevision Entity, together with a statement of an Authorized Officer describing the circumstances surrounding the same, and the action being taken or proposed to be taken with respect thereto;

     (i) Promptly after filing or receipt thereof by any Company or other Cablevision Entity, copies of all material reports and material notices that any Cablevision Entity (i) files or receives in respect of any Plan with or from the Internal Revenue Service, the PBGC, or the United States Department of Labor, or
(ii) furnishes to or receives from any holders of any Total Debt or Guaranty;

     (j) Within 30 days after renewal or issuance of any hazard, public liability, or other insurance policy maintained by any Company or any Subsidiary, a summary of such policy in form and substance satisfactory to the Administrative Agent (showing Administrative Agent, on behalf of each Company, as loss payee or additional insured, where appropriate);

     (k) Within 60 days after the close of each calendar quarter, a Subscriber Report for such calendar quarter;

     (l) Promptly upon a request therefor from the Administrative Agent or any Lender, copies of all amendments or renewals of Authorizations and of all other material communications between the FCC (or any state or local regulatory body) and any Cablevision Entity;

     (m) Within 270 days after the close of each Plan year, or if later, promptly following the filing of the Form 5500 with the Internal Revenue Service for such Plan year, a statement of the Unfunded Liabilities (if in excess of $500,000) of each Plan, if any, certified as correct by an actuary enrolled under ERISA or as set forth on a copy of Schedule B to the Form 5500 for such Plan;

     (n) As soon as possible and in any event within 10 days after any Cablevision Entity knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by an Authorized Officer, describing said Reportable Event and the action which such Cablevision Entity proposes to take with respect thereto;

     (o) As soon as possible, and in any event within 10 days after receipt by any Cablevision Entity, a copy of (a) any notice or claim to the effect that any Cablevision Entity is or may be liable to any Person as a result of the release by any Cablevision Entity or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by any Cablevision Entity, which is, in either case, reasonably likely to have a Material Adverse Effect or cause an Event of Default;

     (p) Promptly upon request, reasonable evidence requested by any Lender that each Company is the rightful owner and has good title to its Collateral, as applicable; and

     (q) Promptly upon request, such other information concerning the condition or operations of any Cablevision Entity and any of their Affiliates, financial or otherwise, as the Administrative Agent or any Lender may from time to time reasonably request.

     SECTION 6.06. USE OF PROCEEDS. The Companies shall use the extensions of credit hereunder to refinance existing indebtedness, fund Capital Expenditures and for other general corporate purposes.

     SECTION 6.07. MAINTENANCE OF EXISTENCE AND ASSETS. Each Company shall maintain, and shall cause each other Cablevision Entity to maintain, its partnership or corporate existence, as applicable. Each Company shall maintain, and shall cause each other Cablevision Entity to maintain, (a) its authority to do business in all jurisdictions where the nature of its business makes it necessary to do so, and (b) all FCC Licenses and other material Authorizations, where the failure to so maintain is reasonably likely to have a Material Adverse Effect. Each Company shall maintain, and shall cause each other Cablevision Entity to maintain, the assets owned by their respective businesses in good repair, working order and condition, and make all such repairs, renewals and replacements thereof as may be required, except where the failure to do so is not reasonably likely to have a Material Adverse Effect.

     SECTION 6.08. PAYMENT OF TAXES. Each Company will and will cause each other Cablevision Entity to, promptly pay and discharge all lawful Taxes imposed upon it or upon its income or profit or upon any Property belonging to it, unless such Tax shall not at the time be due and payable, or if the validity thereof shall currently be contested on a timely basis in good faith by appropriate proceedings (provided that the enforcement of any Liens arising out of any such nonpayment shall be stayed or bonded during the proceedings) and adequate reserves with respect to such Tax shall have been established.

     SECTION 6.09.  INDEMNITY.

     (A) EACH COMPANY AGREES, JOINTLY AND SEVERALLY, TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT AND EACH LENDER, EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SHAREHOLDERS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO OR SUCH PROCEEDING SHALL HAVE ACTUALLY BEEN INSTITUTED), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITABLE CAUSE, OR ON CONTRACT, TORT OR OTHERWISE), ARISING FROM OR CONNECTED WITH THE PAST, PRESENT OR FUTURE OPERATIONS OF ANY COMPANY, ANY SUBSIDIARY, ANY OTHER CABLEVISION ENTITY, ANY AFFILIATE OR ANY PREDECESSORS IN INTEREST, OR THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF PROPERTY OF ANY COMPANY, ANY SUBSIDIARY, ANY OTHER CABLEVISION ENTITY, ANY AFFILIATE OR ANY PREDECESSORS IN INTEREST, IN EACH CASE RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN PAPERS, ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING OR ATTENDANT THERETO, THE MAKING OF ANY PARTICIPATIONS IN THE ADVANCES AND THE MANAGEMENT OF THE ADVANCES BY THE ADMINISTRATIVE AGENT, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF ANY NEGLIGENCE OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT OR ANY LENDER (OTHER THAN THOSE MATTERS INVOLVING A CLAIM BY A PARTICIPANT PURCHASER AGAINST ANY LENDER AND NOT ANY COMPANY), OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES HEREUNDER OR THE ISSUANCE OF THE LETTERS OF CREDIT HEREUNDER, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, BUT EXCLUDING ANY CLAIM OR LIABILITY THAT ARISES AS THE RESULT OF (i) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, AND (ii) THE ACT, OMISSION, EVENT OR CIRCUMSTANCE (INCLUDING, WITHOUT LIMITATION, A VIOLATION OF ANY APPLICABLE ENVIRONMENTAL LAW) TAKEN, OR CAUSED, SOLELY BY ANY LENDER AT ANY TIME AFTER ANY LENDER TAKES POSSESSION OF, OR OTHERWISE FORECLOSES UPON, ANY COLLATERAL, AND EXCLUDING MATTERS

RAISED BY ONE LENDER AGAINST ANOTHER LENDER OR BY ANY SHAREHOLDERS OF A LENDER AGAINST A LENDER OR ITS MANAGEMENT (COLLECTIVELY, "INDEMNIFIED MATTERS").

     (B) IN ADDITION, EACH COMPANY SHALL, JOINTLY AND SEVERALLY, PERIODICALLY, UPON REQUEST, REIMBURSE EACH INDEMNITEE FOR ITS REASONABLE LEGAL AND OTHER ACTUAL REASONABLE EXPENSES (INCLUDING THE COST OF ANY INVESTIGATION AND PREPARATION) INCURRED IN CONNECTION WITH ANY INDEMNIFIED MATTER. IF FOR ANY REASON THE FOREGOING INDEMNIFICATION IS UNAVAILABLE TO ANY INDEMNITEE OR INSUFFICIENT TO HOLD ANY INDEMNITEE HARMLESS WITH RESPECT TO INDEMNIFIED MATTERS, THEN EACH COMPANY SHALL, JOINTLY AND SEVERALLY, CONTRIBUTE TO THE AMOUNT PAID OR PAYABLE BY SUCH INDEMNITEE AS A RESULT OF SUCH LOSS, CLAIM, DAMAGE OR LIABILITY IN SUCH PROPORTION AS IS APPROPRIATE TO REFLECT NOT ONLY THE RELATIVE BENEFITS RECEIVED BY THE COMPANIES AND THE HOLDERS OF THE CAPITAL STOCK OF THE COMPANIES ON THE ONE HAND AND SUCH INDEMNITEE ON THE OTHER HAND BUT ALSO THE RELATIVE FAULT OF THE COMPANIES AND SUCH INDEMNITEE, AS WELL AS ANY OTHER RELEVANT EQUITABLE CONSIDERATIONS. THE REIMBURSEMENT, INDEMNITY AND CONTRIBUTION OBLIGATIONS UNDER THIS SECTION SHALL BE IN ADDITION TO ANY LIABILITY WHICH ANY COMPANY MAY OTHERWISE HAVE, SHALL EXTEND UPON THE SAME TERMS AND CONDITIONS TO EACH INDEMNITEE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF THE COMPANIES, THE ADMINISTRATIVE AGENT, THE LENDERS AND ALL OTHER INDEMNITEES. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 6.09 OR OTHERWISE IN THIS AGREEMENT OR IN ANY OF THE OTHER LOAN PAPERS, THE OBLIGATION OF THE COMPANIES UNDER THIS SECTION 6.09 SHALL SURVIVE (i) THE EXECUTION OF THIS AGREEMENT AND (ii) ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE OBLIGATION.

     SECTION 6.10. INTEREST RATE HEDGING. Within 90 days after the Effective Date, the Companies agree to consummate a floating rate to fixed rate interest rate protection agreement designed to hedge the risk of variable interest rate volatility, in an amount equal to one-half of the outstanding Advances at all times (but not in excess of an amount equal to the aggregate outstanding Advances on the date of consummation) for a period of not less than three years, pursuant to and in accordance with Interest Hedge Agreements, provided that, if the Companies enter into an interest rate cap agreement within 90 days after the Effective Date to satisfy this Section 6.10, the interest rate related thereto shall not exceed 2% per annum in excess of the then current treasury rate for the applicable hedge period. Notwithstanding the above provisions, in the event of any increase in the outstanding Advances which would require the Companies to enter into additional Interest Rate Hedging Agreements for an amount less than $15,000,000 in the aggregate (but not more than such amount), the Companies shall have 60 days after such increase in the Advances to consummate such additional Interest Rate Hedging Agreements.

     SECTION 6.11. PAYMENT OF OBLIGATIONS AND LIABILITIES. Each Company will and will cause each other Cablevision Entity to, promptly pay and discharge all lawful obligations and liabilities as they become due and payable, unless such failure to pay and discharge any such obligation and/or liability would not, in the aggregate, have a Material Adverse Effect.

     SECTION 6.12. AUTHORIZATIONS AND MATERIAL AGREEMENTS. The Companies shall, and shall cause each other Cablevision Entity to, obtain and comply in all material respects with all material Authorizations. The Companies shall, and shall cause each other Cablevision Entity to, maintain and comply in all material respects with all agreements necessary or appropriate for any of them to own, maintain, or operate any of their businesses or Properties.


                                   ARTICLE VII

                               NEGATIVE COVENANTS

     So long as the Commitment, the Letter of Credit Commitment, any Letter of Credit, any Advance or any portion of the Obligation is outstanding, or the Companies owe any other amount hereunder:

     SECTION 7.01. FINANCIAL COVENANTS. The Companies and the Subsidiaries shall comply with the following covenants, calculated on a consolidated basis:

     (a) LEVERAGE RATIO: On any date during the term hereof, the Leverage Ratio shall not be more than the ratio set forth below during the period described below during which such date occurs:

                    Period                               Ratio
                    ------                               -----

     Closing Date through June 30, 1998                6.50 to 1.00
     July 1, 1998 through December 31, 1998            6.25 to 1.00
     January 1, 1999 through September 30, 1999        6.00 to 1.00
     October 1, 1999 through December 31, 1999         5.75 to 1.00
     January 1, 2000 through December 31, 2000         5.25 to 1.00
     January 1, 2001 through December 31, 2001         4.50 to 1.00
     January 1, 2002 and thereafter                    4.00 to 1.00

provided that, for the first three month period after the Effective Date only, Annualized Operating Cash Flow of the Companies and their Subsidiaries shall be calculated using the amount of Operating Cash Flow of the Companies and their Subsidiaries from the Effective Date through the date of determination, annualized.

     (b) OPERATING CASH FLOW LESS TAXES PAID IN CASH TO TOTAL DEBT SERVICE: On any date of determination during the term hereof, the ratio of (i) Operating Cash Flow for the most recently completed six-month period immediately preceding the date of determination for which financial statements shall have been delivered to the Lenders minus Taxes paid by the Companies and the Subsidiaries in cash during the most recently completed six-month period immediately preceding the date of determination to (ii) Total Debt Service during the most recently completed six-month period immediately preceding the date of determination, for which financial statements shall have been delivered to the Lenders , shall not be less than the ratio set forth below during each period described below:

                    Period                               Ratio
                    ------                               -----

     Closing Date through December 31, 1999            1.50 to 1.00
     January 1, 2000 through December 31, 2002         1.25 to 1.00
     January 1, 2003 and thereafter                    1.10 to 1.00

provided that, for the first three month period after the Effective Date only, Operating Cash Flow of the Companies and their Subsidiaries shall be calculated using the amount of Operating Cash Flow of the Companies and their Subsidiaries from the Effective Date through the date of determination, semi-annualized.

     (c) FIXED CHARGES COVERAGE RATIO. On any date of determination during the term hereof after January 1, 2000, the ratio of (i) Operating Cash Flow for the twelve-month period immediately preceding the date of determination minus Taxes paid by the Companies and the Subsidiaries in cash during the twelve-month period immediately preceding the date of determination to (ii) Fixed Charges for the twelve-month period immediately preceding the date of determination, shall not be less than the ratio set forth below during each period described below:

                    Period                               Ratio
                    ------                               -----

     January 1, 2000 through December 31, 2002         1.05 to 1.00
     January 1, 2003 and thereafter                    1.00 to 1.00

     (d) CAPITAL EXPENDITURES. At no time during the term hereof shall the Companies' and its Subsidiaries' consolidated Capital Expenditures paid or payable for any fiscal year be more than the amounts listed in the table below during each such period set forth below:

     Year                                    Maximum Expenditure
     ----                                    -------------------

     1996 (after the Closing Date)                $60,000,000
     1997                                         $90,000,000
     1998                                         $94,000,000
     1999                                         $45,000,000

provided that, any unused amount from any prior year may be carried forward for one year only.

     SECTION 7.02. DEBT. The Companies shall not, and shall not permit any of the Subsidiaries or other Cablevision Entities to, create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Total Debt, except the Companies may incur (i) Indebtedness under the Loan Papers,
(ii) Indebtedness constituting overdrafts with any Lender in an amount not to exceed $5,000,000 in the aggregate for all Companies in existence at any time, (iii) Indebtedness existing on the date hereof (and paid in full on the date hereof with the proceeds of the Loans) that is described on
SCHEDULE 5.08 hereto (which such Debt, prior to payment in full, may not exceed $293,000,000) and (iv) Capitalized Lease Obligations in an amount which, when added to the amount of Total Debt described on SCHEDULE 5.08 hereto, does not exceed Total Debt in the aggregate for all Companies at any one time outstanding of $10,000,000.

     SECTION 7.03. CONTINGENT LIABILITIES. The Companies shall not, and shall not permit any of the Subsidiaries or other Cablevision Entities to, create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Guaranties, except (a) Guaranties under or relating to the Loan Papers, (b) Guaranties in existence on the date hereof, as shown on
SCHEDULE 7.03 hereto, and (c) Guaranties by a Company resulting from the endorsement of negotiable instruments for collection in the ordinary course of business.

     SECTION 7.04. LIENS. The Companies shall not, and shall not permit any of the Subsidiaries or other Cablevision Entities to, create or suffer to exist any Lien upon any of their Properties, except Permitted Liens and Liens securing Total Debt permitted by Section 7.02(ii) above. It is specifically acknowledged and agreed that the Companies shall not, and shall not permit the Subsidiaries or other Cablevision Entities to, hereafter agree with any Person (other than the Lenders) not to grant a Lien on any of their assets or not to pledge any of their Capital Stock, except in connection with (a) Liens permitted in subsections (b) or (f) of the definition of Permitted Liens and (b) Liens securing Total Debt permitted by Section 7.02(ii) hereof only.

     SECTION 7.05. MANAGEMENT FEES. No Company nor any Subsidiary or any other Cablevision Entity shall, at any time, pay or accrue any Management Fees under any circumstances.

     SECTION 7.06. DISPOSITIONS OF ASSETS. The Companies shall not, and shall not permit any of the Subsidiaries or other Cablevision Entities to, sell, lease, assign, or otherwise dispose of any assets of the Companies and the Subsidiaries or other Cablevision Entities, except (a) for all Cablevision Entities, sales or dispositions of assets in the ordinary course of business, including dispositions of obsolete or useless assets, and (b) for the Companies and the Subsidiaries in the aggregate, so long as there exists no Default or Event of Default both before and after giving effect to any such disposition,
(i) assets (excluding assets sold pursuant to subsection (ii) below) generating Net Proceeds not in excess of $5,000,000 in the aggregate over the term of this Agreement, and (ii) not including assets sold pursuant to subsection (i) preceding, assets constituting the CATV System in Toledo, Ohio, for an amount not in excess of $11,000,000.

     SECTION 7.07. RESTRICTED PAYMENTS AND RESTRICTED PURCHASES. The Companies shall not, and shall not permit any of the Subsidiaries or other Cablevision Entities to, declare

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

or pay or make any Restricted Payments or Restricted Purchases, provided that each wholly-owned Subsidiary of any Company may make Restricted Payments to the Companies or any wholly-owned Subsidiary that is a Guarantor.

     SECTION 7.08. MERGER; CONSOLIDATION; INVESTMENTS. The Companies shall not, and shall not permit any of the Subsidiaries or other Cablevision Entities to, liquidate or dissolve itself, or suffer any liquidation or dissolution, or otherwise wind up, or merge into, consolidate with, or make any Investment in, any Person, permit any other Person to merge into or consolidate with it, or form or acquire any Subsidiary, except (a) the merger or consolidation of wholly-owned Subsidiaries of the Companies between themselves or into any Company, (b) Investments in existence or pending on the Closing Date, as shown on SCHEDULE 7.08 hereto, (c) Investments in Cash Equivalents, and (d) so long as
(i) there exists no Default or Event of Default prior to and after giving effect to the acquisition, and (ii) the Companies deliver to each Lender a Compliance Certificate computed after giving effect to such acquisition, Investments in the form of Permitted Acquisitions, for the Companies and the Subsidiaries in any fiscal year during the term of this Agreement.

     SECTION 7.09. ISSUANCE OF CAPITAL STOCK; AMENDMENT OF CHARTER OR PARTNERSHIP AGREEMENT. The Companies shall not, and shall not permit any of the Subsidiaries or other Cablevision Entities to, issue, sell or otherwise dispose of any Capital Stock in any Company or Subsidiary or other Cablevision Entity, or any options or rights to acquire such Capital Stock. No Company or other Cablevision Entity shall amend its articles of organization, bylaws or partnership agreement, as applicable.

     SECTION 7.10. BUSINESS. None of the Companies nor any of the other Cablevision Entities shall conduct any business except the business of operating CATV Systems, telecommunications services or other services related thereto. So long as the Leverage Ratio is greater than or equal to 5.00 to 1.00, not more than 10% of Operating Cash Flow for any fiscal quarter of the Companies and the Subsidiaries shall be generated by assets unrelated to CATV Systems.

     SECTION 7.11. TRANSACTIONS WITH AFFILIATES. Except as permitted herein, the Companies shall not, and shall not permit any of the other Cablevision Entities to, enter into or be party to a transaction with any Affiliate, unless such transaction is on terms that could be obtained on an arm's-length basis with a Person that is not an Affiliate.

     SECTION 7.12. SALE OR DISCOUNT OF RECEIVABLES. The Companies shall not, nor shall any other Cablevision Entity directly or indirectly, sell with or without recourse, for discount or otherwise, any notes or accounts receivable, except settlement of accounts receivable in the ordinary course of business.

     SECTION 7.13. NON-COMPETE AGREEMENTS. None of the Companies nor any of the Subsidiaries or other Cablevision Entities shall (a) enter into any Non-Compete Agreements or

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similar agreements other than those in existence on the Closing Date and scheduled on SCHEDULE 7.13 hereto, or (b) terminate any Non-Compete Agreement, except at the end of the term set forth therein.

     SECTION 7.14. SALE AND LEASEBACK. None of the Companies nor any of the Subsidiaries or other Cablevision Entities shall enter into any arrangement whereby such Company or any Subsidiary shall sell or transfer all or any part of its assets then owned by it to any Person (other than to any Company or any wholly-owned Subsidiary), and thereafter rent or lease such assets sold or transferred.

     SECTION 7.15. FISCAL YEAR. No Company or Subsidiary shall change its fiscal year.

     SECTION 7.16. AMENDMENTS AND WAIVERS. None of the Companies shall, nor shall the Companies permit any of the Subsidiaries or other Cablevision Entities to, amend or change any Loan Paper or other written agreement with the Lenders or the Administrative Agent executed or delivered in connection with this Agreement, other than with the prior written consent of the requisite Lenders determined pursuant to Section 10.01 hereof, nor shall any Company or any of the Subsidiaries or any other Cablevision Entity change or amend (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to, (a) the Certificate of Incorporation and By-laws of any Company or (b) any Non-Compete Agreement, without the prior written consent of the requisite Lenders determined pursuant to Section 10.01 hereof.

     SECTION 7.17. EMPLOYEE STOCK INCENTIVE PROGRAM. None of the Companies and the Subsidiaries may make any cash payments related to CSC's stock incentive programs, provided that, if there exists no Default or Event of Default on any such date of payment and none shall be caused thereby, the Companies and the Subsidiaries may make cash payments during any year related to CSC's employee stock incentive programs so long as the aggregate of such cash payments does not exceed either (a) 7% of the Operating Cash Flow for the previous calendar year or (b) $4,000,000 in the aggregate throughout the term of this Agreement (or $7,000,000 in the event that the Leverage Ratio is less than 5.00 to 1.00 on any date of determination).

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                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.01. EVENTS OF DEFAULT. Any one or more of the following shall be an "Event of Default" hereunder, if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of Law, or otherwise:

     (a) (i) Any Company shall fail to pay any principal when due (including, without limitation, the failure of any Company to pay any Reimbursement Obligations or to repay Advances on any date to the extent the aggregate outstanding Advances under the Revolving Credit Loans plus the sum of the aggregate outstanding Letters of Credit plus the Reimbursement Obligations exceed the Commitment (as reduced) on such date); or (ii) any Company shall fail to pay any interest, fees, or other amounts payable under any Loan Papers and, in the case of amounts under this clause (ii), such failure shall remain unremedied for three Business Days after such due date;

     (b) Any representation or warranty made or deemed made by any Cablevision Entity (or any Authorized Officer on behalf of any such Person) under Article V hereof or under or in connection with any other Loan Paper or any certificate, statement or other document or instrument furnished to the Administrative Agent or any Lender in connection with this Agreement (including, without limitation, any amendment to any of the foregoing), or any certification made or deemed to have been made by any Company to any Lender hereunder, shall have been incorrect, or shall be breached in any material respect when made or deemed made;

     (c) Any Cablevision Entity shall fail to perform or observe any term or covenant contained in Article VII hereof or in Section 6.05(f) hereof;

     (d) Any Cablevision Entity shall fail to perform or observe any other term or covenant contained in any Loan Papers to which it is a party, other than those described in subsections (a) and (c) above, and such failure shall not be remedied within 30 days following the earlier of knowledge thereof by an Authorized Officer of any Company or any Subsidiary, or of written notice by the Administrative Agent to the Notification Agent;

     (e) Any Loan Paper or any material provision thereof shall, for any reason (except as a result of any action or omission to act by any Lender), not be valid and binding on any Cablevision Entity (the applicable signatory thereto); or any of the above shall not be in full force and effect, or shall be declared to be null and void; or the validity or enforceability of any Loan Paper shall be contested by CSC or any Cablevision Entity prior to payment in full of the Obligation; or any Cablevision Entity shall deny that it has any or further liability or obligation under any of its respective Loan Papers prior to payment in full of the Obligation;

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     (f)  Any of the following shall occur:  (i) any Cablevision Entity or CSC shall make an assignment for the benefit of creditors or admit in writing its inability to pay its debts generally as they become due; (ii) any Cablevision Entity or CSC shall petition or apply to any Tribunal for the appointment of a trustee, receiver, or liquidator of it, or of any substantial part of its assets, or shall commence any proceedings relating to any Cablevision Entity or CSC under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debts, conservatorship, moratorium, dissolution, liquidation, or other Debtor Relief Laws of any jurisdiction, whether now or hereafter in effect; (iii) any such petition or application shall be filed, or any such proceedings shall be commenced, against any Cablevision Entity or CSC and the same is either consented to, acquiesced in, or not contested by such entity or not dismissed or otherwise discharged within 30 days, or an order, judgment or decree shall be entered appointing any such trustee, receiver, or liquidator, or approving the petition in any such proceedings; (iv) any final order, judgment, or decree shall be entered in any proceedings against any Cablevision Entity or CSC decreeing its dissolution; or (v) any final order, judgment, or decree shall be entered in any proceedings against any Cablevision Entity or CSC decreeing its split-up which requires the divestiture of a substantial part of its assets;


     (g) Any Cablevision Entity shall fail to perform or observe any term or covenant contained in any agreement or instrument relating to any Total Debt aggregating $2,000,000 or more, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument and be continuing, or can result in acceleration of the maturity of such Total Debt; or any such Total Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

     (h) There shall be entered judgments or fines (including, without limitation, pursuant to any civil or criminal action brought by any governmental authority) against the Cablevision Entities in the aggregate in excess of $5,000,000, and such judgments or fines shall remain unsatisfied and in effect for any period of 60 consecutive days without a stay of execution or (if a stay is not provided for by Applicable Law), without having been fully bonded;

     (i) (a) Any Authorization or Authorizations in the aggregate necessary for the ownership or essential for the operation by any Company or any Subsidiary of the Systems or any CATV System or systems which service ten percent or more of the Subscribers ("Significant CATV Systems") shall expire and the same (i) shall not have been renewed and (ii) any Company or Subsidiary shall no longer have authority from any applicable Tribunal to operate any such System; or (b) any Company shall not have applied for renewal of any such Authorization prior to 30 days before its scheduled expiration; or (c) any such Authorization or Authorizations shall be canceled, revoked, rescinded or annulled and such action is enforceable under Applicable Law, or such action is consented to, acquiesced in or not contested by any of the Companies; or (d) for any reason whatsoever, the Companies are no longer able to continue operating any such Significant CATV System as a result of a loss of any Authorization;

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

     (j) Any Property (whether leased or owned) of any Company or Cablevision Entity, or the operations conducted thereon by any of them, shall violate or have violated any Applicable Environmental Law, if such violation is reasonably likely to have a Material Adverse Effect; or any Company or any Subsidiary shall not obtain or maintain any Authorization required to be obtained or filed under any Applicable Environmental Law in connection with the use of such Property and assets, including without limitation past or present treatment, storage, disposal, or release of Hazardous Materials into the environment, if the failure to obtain or maintain the same could reasonably be expected to have a Material Adverse Effect;

     (k) All or any material portion of the Collateral shall be the subject of any litigation or proceeding instituted by any Person which is reasonably likely to be determined adversely to the Companies and which, after giving effect to any remedy reasonably likely to be imposed as a result of such adverse determination, would cause the Lenders to cease to have a perfected security interest in all or any material portion of the Collateral that is prior to all other security interests in such Collateral, and such litigation or proceeding shall continue undismissed, or unstayed and in effect, for any period of 60 consecutive days; or any Company or any Subsidiary or any Affiliate of any Company shall challenge in any manner whatsoever the validity or enforceability of all or any portion of the Collateral, any Security Document, any Unlimited Guaranty, the Pledged Interests or any Pledge Agreement; or any document or instrument creating or granting a security interest or Lien in any Collateral shall for any reason (other than any action or failure to act by the Administrative Agent or any Lender) fail to create or maintain a valid and perfected first priority security interest (subject to Permitted Liens) in any Collateral purported to be covered thereby;

     (l) The termination or the cessation of effectiveness of any lease of any Company or of any Subsidiary which is likely to have a Material Adverse Effect;

     (m) There shall be a material default or breach of any material term or provision (after the expiration of any applicable grace period) in any Non-Compete Agreement by any Person or party thereto, and such default is reasonably likely to have a Material Adverse Effect;

     (n) (i) CSC shall (A) cease to own, directly or indirectly, 51% of the Capital Stock of any Cablevision Entity or (B) cease to have the power to direct or cause the direction of management or policies of any of the Companies or any other Cablevision Entity; or (ii) the Dolan Family Interests shall cease to own and control over 51% of the voting control of CSC;

     (o) Any material portion of the Collateral shall be subject to attachment, levy or replenishment, unless such attachment, levy or replenishment shall be stayed, or bonded in an amount substantially equal to the fair market value of such Property, and only for so long as such stay or bond exists;

     (p) At any time, less than 100% of the Capital Stock of the Companies and the Subsidiaries shall be pledged to the Lenders to secure the Obligation pursuant to a first and prior

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

perfected Lien; or at any time, less than 100% of the Capital Stock of each other Cablevision Entity shall be pledged to the Lenders to secure the Obligation pursuant to a first and prior perfected Lien;

     (q)(i) (A) Any ERISA Event shall have occurred with respect to a Plan, and the sum of the Insufficiency of such Plan and liabilities relating thereto, when added to the sum of (I) the Insufficiency of and liabilities relating to all other Plans with respect to which an ERISA Event has occurred during the most recently completed 24 month period, and (II) all amounts of all Cablevision Entities not in compliance with Sections 8.01(q)(i)(B), (ii), (iii), (iv) and (v) hereof during the most recently completed 24 month period, is equal to or greater than $5,000,000 in the aggregate; (B) or any Cablevision Entity or any ERISA Affiliate shall have committed a failure described in Section 302(f)(l) of ERISA, and the amount determined under Section 302(f)(3) of ERISA plus all amounts of all Cablevision Entities not in compliance with Sections 8.01(q)(i)(A), (ii),
     (iii), (iv) and (v) hereof during the most recently completed 24 month period, is equal to or greater than $5,000,000 in the aggregate;

      (ii) Any Cablevision Entity or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that (A) it has incurred Withdrawal Liability to such Plan in an amount that, when aggregated with
     (I) all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities plus (II) all amounts of all Cablevision Entities not in compliance with Sections 8.01(q)(i), (ii)(B),
     (iii), (iv) and (v) hereof during the most recently completed 24 month period, exceeds $5,000,000 in the aggregate, or (B) such Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result thereof the aggregate annual contributions to all Multiemployer Plans in reorganization or being terminated is increased over the amounts contributed to such Plans for the preceding Plan year by an amount, when added to all amounts of all Companies not in compliance with Sections 8.01(q)(i), (ii)(A), (iii), (iv) and (v) hereof during the most recently completed 24 month period, is equal to or greater than $5,000,000 in the aggregate;

      (iii) Any Cablevision Entity shall be required under any Applicable Environmental Law (A) to implement any remedial, neutralization, or stabilization process or program, the cost of which, when added to all amounts of all Cablevision Entities not in compliance with Sections 8.01(q)(i), (ii), (iii)(B), (iv) and (v) hereof during the most recently completed 24 month period, is equal to or greater than $5,000,000 in the aggregate, or (B) to pay any penalty, fine, or damages in an aggregate amount equal to an amount, when added to all amounts of all Cablevision Entities not in compliance with Sections 8.01(q)(i), (ii), (iii)(A), (iv) and (v) hereof during the most recently completed 24 month period, is equal to or greater than $5,000,000 in the aggregate;

     (iv) (A) A petition or complaint is filed before or by the Federal Trade Commission, the United States Justice Department, or any other Tribunal, seeking to cause any

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

     Company or any Subsidiary, to divest a significant portion of its assets or the Capital Stock of any Cablevision Entity, pursuant to any antitrust, restraint of trade, unfair competition or similar Laws, and such petition or complaint is not dismissed or discharged within 60 days of the filing thereof, which such divestiture when added to all amounts of all Cablevision Entities not in compliance with Sections 8.01(q)(i), (ii),
     (iii), (iv)(B) and (v) hereof during the most recently completed 24 month period, is equal to or greater than $5,000,000 in the aggregate, or could reasonably be expected to have a Material Adverse Effect;

      (B) A warrant of attachment or execution or similar process shall be issued or levied against Property of any Cablevision Entity which, together with all other such Property of the Cablevision Entities subject to other such process, exceeds in value an amount, when added to all amounts of all Cablevision Entities not in compliance with Sections 8.01(q)(i), (ii),
     (iii), (iv)(A) and (v) hereof during the most recently completed 24 month period, is equal to or greater than $5,000,000 in the aggregate, if such judgment or award is not insured or, within 30 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged, bonded or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged; and

      (v) Any civil action, suit or proceeding shall be commenced against any Cablevision Entity under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970)("RICO") and such suit shall be adversely determined by a court of applicable jurisdiction resulting in a judgment against such entity in excess of an amount, when added to all amounts of all Companies not in compliance with Sections 8.01(q)(i), (ii), (iii) and
     (iv) above during the most recently completed 24 month period, is equal to or greater than $5,000,000 in the aggregate; or any criminal action or proceeding shall be commenced against any Cablevision Entity under any federal or state racketeering statute (including, without limitation, RICO); or

     (r) Any Company or any of their Subsidiaries shall make any federal income tax payment that is not fully reimbursed to such Company or Subsidiary within a five day period after such payment.

     SECTION 8.02.  REMEDIES UPON DEFAULT.  If an Event of Default described in
Section 8.01(f) hereof shall occur, then no LIBOR Advances shall be available to the Companies, the Commitment and the Letter of Credit Commitment shall automatically terminate, and the aggregate unpaid principal balance of, and accrued interest on, all Advances together with any other amounts constituting part of the Obligation, shall, to the extent permitted by Applicable Law, thereupon become due and payable concurrently therewith, without any action by the Administrative Agent or any Lender, and without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are

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

hereby expressly waived. Subject to the foregoing sentence, if any Event of Default shall occur and be continuing, then no LIBOR Advances shall be available to the Companies, and the Administrative Agent may at its election, and shall upon the request of the Majority Lenders, do any one or more of the following:

     (a) Declare the entire unpaid balance of all Advances and the Obligation immediately due and payable, whereupon it shall be due and payable without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind (except notices specifically provided for under Section 8.01 hereof), all of which are hereby expressly waived (except to the extent waiver of the foregoing is not permitted by Applicable Law);

     (b)  Terminate the Commitment and/or the Letter of Credit Commitment;

     (c) Reduce any claim of the Administrative Agent or the Lenders to judgment;

     (d) Demand immediate payment in cash of an amount equal to the sum of (or any portion thereof) the aggregate outstanding amounts of all Letters of Credit to be retained as collateral against payment of such amounts by the Companies; demand presentation of draws on the Letters of Credit by the beneficiaries thereof; and/or retain, as collateral for the payment of the Obligation with respect to the Letters of Credit, any amounts received upon foreclosure, or in lieu of foreclosure, through offset, as proceeds of any Collateral or otherwise; and

     (e) Exercise any Rights afforded under any Loan Papers, by Law, at equity, or otherwise.

     SECTION 8.03. CUMULATIVE RIGHTS. All Rights available to the Administrative Agent and the Lenders under the Loan Papers shall be cumulative of and in addition to all other Rights granted thereto at Law or in equity, whether or not amounts owing thereunder shall be due and payable, and whether or not the Administrative Agent or any Lender shall have instituted any suit for collection or other action in connection with the Loan Papers.

     SECTION 8.04. WAIVERS. The acceptance by the Administrative Agent, the Documentation Agent, the Syndication Agent or any Lender at any time and from time to time of partial payment of any amount owing under any Loan Papers shall not be deemed to be a waiver of any Event of Default then existing. No waiver by the Administrative Agent, the Documentation Agent or the Syndication Agent or any Lender of any Event of Default shall be deemed to be a waiver of any Event of Default other than such Event of Default. No delay or omission by the Administrative Agent, any other Managing Agent or any Lender in exercising any Right under the Loan Papers shall impair such Right or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such Right preclude any other or further exercise thereof, or the exercise of any other Right under the Loan Papers or otherwise.

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     SECTION 8.05.  CONTROL.  None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give the Administrative Agent, any other Managing Agent or any Lender Rights to exercise control over the affairs and/or management of any Company, any Subsidiary or any other Cablevision Entity, the power of the Administrative Agent, the other Managing Agents and any Lender being limited to the Rights to exercise the remedies provided in this Agreement or in any of the Loan Papers; provided, however, that if the Administrative Agent, any other Managing Agent or any Lender becomes the owner of any stock or other equity interest in any Person, whether through foreclosure or otherwise, it shall be entitled to exercise such legal Rights as it may have by being an owner of such stock or other equity interest in such Person.


                                   ARTICLE IX

                THE ADMINISTRATIVE AGENT AND THE MANAGING AGENTS

     SECTION 9.01. AUTHORIZATION AND ACTION. Each of the Lenders hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers under this Agreement and the other Loan Papers as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Papers (including without limitation enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders (or all Lenders, if required under Section 10.01 hereof), and such instructions shall be binding upon all Lenders; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to any Loan Papers or Applicable Law. The Administrative Agent agrees to distribute promptly to each applicable Lender in like funds all amounts delivered to the Administrative Agent by any Company in accordance with the terms of Section 2.08(e) hereof.

     SECTION 9.02. ADMINISTRATIVE AGENT'S RELIANCE, ETC. Neither the Administrative Agent, nor any of its directors, officers, agents, employees, or representatives shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Papers, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (b) may consult with legal counsel (including counsel for any Company or any Subsidiary), independent public accountants, and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (c) makes no warranty or representation to

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

any Lender and shall not be responsible to any Lender for any statements, warranties, or representations made in or in connection with this Agreement or any other Loan Papers or in other documents, instruments, certificates or other information furnished by any of the Companies; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement or any other Loan Papers on the part of any Company or any Subsidiary or to inspect the Property (including the books and records) of any Company or any Subsidiary; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement, any other Loan Papers, any Letter of Credit, any draft or draw on any Letter of Credit or any of the documents or instruments delivered in connection with any draft or draw on any Letter of Credit, or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this Agreement or any other Loan Papers by acting upon any notice, consent, certificate, or other instrument or writing (which may be by telegram, cable, telex, or telecopy) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 9.03. MANAGING AGENTS AND AFFILIATES. With respect to its Commitment, its Letter of Credit Commitment, its Advances, its Letters of Credit, its Term Loan and any other Loan Papers, NationsBank, CIBC and TD have the same Rights under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent or a Managing Agent, as the case may be. NationsBank, CIBC and TD and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Company, any Subsidiary, any Cablevision Entity, any Affiliate thereof, and any Person who may do business therewith, all as if NationsBank, CIBC and TD were not the Administrative Agent, the Documentation Agent and the Syndication Agent, respectively, and without any duty to account therefor to any Lender.

     SECTION 9.04. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Managing Agent or any other Lender, and based on the financial statements referred to in Sections 5.04 and 6.05 hereof and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Managing Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Papers.

     SECTION 9.05. INDEMNIFICATION BY LENDERS. THE LENDERS, IN ACCORDANCE WITH THEIR TOTAL SPECIFIED PERCENTAGES, HEREBY AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT AND THE SYNDICATION AGENT, IN THEIR CAPACITY AS MANAGING AGENTS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT OR ANY OTHER

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MANAGING AGENT IN THEIR CAPACITY AS MANAGING AGENTS, IN ANY WAY RELATING TO OR
ARISING OUT OF ANY LOAN PAPERS OR ANY OTHER DOCUMENTS OR INSTRUMENTS EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT THEREUNDER, INCLUDING ANY NEGLIGENCE OF THE ADMINISTRATIVE AGENT; PROVIDED, HOWEVER, THAT NO LENDER SHALL BE LIABLE TO THE ADMINISTRATIVE AGENT, DOCUMENTATION AGENT OR SYNDICATION AGENT, RESPECTIVELY, FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM THE ADMINISTRATIVE AGENT'S, DOCUMENTATION AGENT'S OR SYNDICATION AGENT'S, RESPECTIVELY, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, THE LENDERS AGREE TO REIMBURSE THE ADMINISTRATIVE AGENT OR ANY OTHER MANAGING AGENT, AS APPROPRIATE, IN ACCORDANCE WITH EACH SUCH LENDER'S TOTAL SPECIFIED PERCENTAGE, PROMPTLY UPON DEMAND FOR ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE ADMINISTRATIVE AGENT, IN ITS CAPACITY AS A MANAGING AGENT, IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATION, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN PAPERS, PROVIDED, HOWEVER, THAT NO LENDER SHALL BE LIABLE TO THE ADMINISTRATIVE AGENT, DOCUMENTATION AGENT OR SYNDICATION AGENT, RESPECTIVELY, FOR ANY PORTION OF SUCH OUT-OF-POCKET EXPENSES RESULTING FROM THE ADMINISTRATIVE AGENT'S, DOCUMENTATION AGENT'S OR SYNDICATION AGENT'S, RESPECTIVELY, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. TO THE EXTENT THE ADMINISTRATIVE AGENT, DOCUMENTATION AGENT OR SYNDICATION AGENT RECOVERS ANY AMOUNT FROM ANY COMPANY WHICH HAS BEEN PAID BY THE LENDERS PURSUANT TO THE TERMS OF THIS SECTION 9.05, SUCH MANAGING AGENT AGREES TO REIMBURSE THE LENDERS IN THEIR TOTAL SPECIFIED PERCENTAGES TO THE EXTENT OF SUCH RECOVERY. THE INDEMNITY PROVIDED IN THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

     SECTION 9.06. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent or any other Managing Agent may resign at any time by giving written notice thereof to the Lenders and the Notification Agent, and may be removed at any time with or without cause by the action of all Lenders (other than the subject Managing Agent). Upon any such resignation or removal of the Administrative Agent, the Majority Lenders shall have the right to appoint a successor Administrative Agent, which appointment shall, so long as there exists no Event of Default, require the consent of the Companies (which such consent shall not be unreasonably withheld). If no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the Laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the Rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan

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Papers, provided that if the retiring or removed Administrative Agent is unable to appoint a successor Administrative Agent, the Administrative Agent shall, after the expiration of a 60 day period from the date of notice, be relieved of all obligations as Administrative Agent hereunder. Notwithstanding any Administrative Agent's or any other Managing Agent's resignation or removal hereunder, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent or Managing Agent under this Agreement.


                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Papers, which may be amended or modified in accordance with their terms, nor consent to any departure by any Company or any other Cablevision Entity therefrom, shall be effective unless the same shall be in writing and signed by the Administrative Agent with the consent of or at the direction of the Majority Lenders (which may or may not include the Administrative Agent), and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver, or consent shall (and the result of action or failure to take action shall not) unless in writing and signed by all of the Lenders, (a) increase the Commitment, the Letter of Credit Commitment, or the amount of the Term Loan, (b) reduce any principal, interest, fees, or other amounts payable hereunder, or waive or result in the waiver of any Event of Default under Section 8.01(a) hereof, (c) postpone or change any date fixed for any scheduled payment of principal, interest, fees, or other amounts payable hereunder or change the amount or date of any scheduled reduction in the Commitment, (d) release any Collateral or Unlimited Guaranties securing any Company's obligations hereunder, other than releases expressly contemplated hereby and by the other Loan Papers, (e) change the meaning of "Total Specified Percentage", "Revolving Credit Specified Percentage", "Term Loan Specified Percentage", "Majority Lenders" or the number of the Lenders required to take any action hereunder, or (f) amend this Section. No amendment, waiver, or consent shall affect the Rights or duties of the Administrative Agent in such capacity under any Loan Papers, unless it is in writing and signed by the Administrative Agent in addition to the requisite number of the Lenders. Notwithstanding anything in this Agreement to the contrary, no amendment, waiver or consent in respect of the definitions of "Term Loan Ratio" and "Net Proceeds", or any provision of Section 2.08(e) hereof, Section 2.04(b)(ii) hereof or Section 2.06(b) hereof may be made without the express prior written consent of each of the following: (i) Lenders holding 51% or more of all outstanding Advances under the Term Loan and (ii) Lenders holding 51% or more of the sum of (A) all outstanding Advances under the Revolving Credit Loans, plus
(B) the Unused Commitment.

     SECTION 10.02. NOTICES. Each Company hereby appoints the Notification Agent, as agent on its behalf, to receive all notices and other communications delivered or required to be

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delivered to such Company in accordance with the terms and provisions of this
Agreement and the other Loan Papers. Unless otherwise provided herein, all notices, requests, consents, demands, and other communications shall be in writing and shall be personally delivered, sent by telecopy or telex (answerback received), or mailed, by certified mail, postage prepaid, to the following addresses:

     (a)  If to any Company, to the Notification Agent:

        c\o Cablevision Systems Corporation
        One Media Crossways
        Woodbury, New York  11797
        Telephone Number: (516) 364-8450
        Telecopy Number:  (516) 496-1780

        Attention:  Barry J. O'Leary

        With a Copy to General Counsel at the above address

     (b)  If to the Administrative Agent:

        NationsBank of Texas, N.A.
        901 Main Street, 64th Floor
        Dallas, Texas  75202
        Telephone:  (214) 508-2752
        Telecopy:   (214) 508-9390

        Attention:  Jennifer F. Zydney
                    Vice President

      with a copy to:

        Donohoe, Jameson & Carroll, P.C.
        3400 Renaissance Tower
        1201 Elm Street
        Dallas, Texas  75270
        Telephone:  (214) 698-3814
        Telecopy:   (214) 744-0231

        Attention:  Melissa Ruman Stewart

     (c) If to any other Managing Agent or any Lender, to its address shown on the signature pages hereto, or an Assignment and Acceptance, or to such other address as any party may designate in written notice to the other parties hereto. All notices, requests,

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

          consents, demands, and other communications to any party hereunder will be effective when so personally delivered or sent by telecopy or telex, or five days after being so mailed; provided, however, that notices to the Administrative Agent pursuant to Article II hereof shall be effective when received.

     SECTION 10.03. PARTIES IN INTEREST. The Lenders may from time to time assign or transfer their interests hereunder but only to the extent permitted by
Section 10.04 hereof. The Companies may not assign or transfer their Rights or obligations hereunder without the prior written consent of all Lenders. All covenants and agreements contained in this Agreement and all other Loan Papers shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

     SECTION 10.04. ASSIGNMENTS AND PARTICIPATIONS.

     (a) Any Lender may, at any time, assign all or any portion of its interest in the Commitment or the Term Loan to an Affiliate of such Lender. Each Lender (an "Assignor") may assign its Rights and obligations as a Lender under the Loan Papers to one or more Eligible Assignees (except an Affiliate of such Lender, which is permitted pursuant to the preceding sentence) pursuant to an Assignment and Acceptance, so long as (i) each assignment shall be of a constant, and not a varying percentage of all Rights and obligations thereunder, (ii) each Assignor shall in each case pay, or cause to be paid, a $2,500 processing fee to the Administrative Agent, (iii) no such assignment is for an amount of any such Assignor's portion of the Commitment that is less than $15,000,000, unless such assignment is for the entire remaining amount of any such Assignor's portion of the Commitment, (iv) no such assignment is for an amount of any such Assignor's portion of the Term Loan that is less than $10,000,000, unless such assignment is for the entire remaining amount of any such Assignor's portion of the Term Loan, (v) no Assignor shall assign any portion of its Commitment which results in such Assignor's Revolving Credit Specified Percentage of the Commitment being greater than zero but less than $15,000,000, and (vi) no Assignor shall assign any portion of its Term Loan which results in such Assignor's Term Loan Specified Percentage of the Term Loan being greater than zero but less than $10,000,000. Any Assignor may assign a portion of the Term Loan greater than $5,000,000 but less than $10,000,000 with the prior written consent of the Notification Agent (such consent not to be unreasonably withheld, provided that, if there exists an Event of Default, no consent of the Companies shall be required) and the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld. Within five Business Days after the Administrative Agent and the Notification Agent receive notice of any such assignment, the Companies agree to execute and deliver to the Administrative Agent, in exchange for the Notes issued to the Assignor, new Notes to the order of such Assignor and its assignee in amounts equal to their respective Applicable Specified Percentages of the Commitment and/or the Term Loan amount, as applicable. Such new Notes shall be dated the effective date of the assignment. It is specifically acknowledged and agreed that on and after the effective date of each assignment, the assignee shall be a party hereto and shall have the Rights and obligations of a Lender under the Loan Papers.

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

     (b) Each Lender may, with the prior written consent of the Companies, sell participations to one or more banks or other entities in all or any of its Rights and obligations under the Loan Papers; provided, however, that (i) such Lender's obligations under the Loan Papers shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of its Note for all purposes of the Loan Papers, (iv) the participant shall be granted the Right to consent only to those matters described in subsections (a) through (d) of Section 10.01 hereof, and (v) the Companies, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with its Rights and obligations under the Loan Papers. All amounts payable by the Companies to any Lender pursuant to Section 2.09(b),
(c) and (d) hereof shall be determined as if such Lender had not sold any such participation and as if such Lender were funding all of its Applicable Specified Percentage of the Revolving Credit Loans and/or the Term Loan, as applicable, in the same way that it is funding its Applicable Specified Percentage of the Revolving Credit Loans and/or the Term Loan in which no participations have been sold.

     (c) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     SECTION 10.05. SHARING OF PAYMENTS. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any Right of set-off, or otherwise) on account of its Advances or the Reimbursement Obligation in excess of its share of payments made by the Companies according to (a) before the occurrence of an Event of Default, its Applicable Specified Percentage, and
(b) after the occurrence of an Event of Default, its Total Specified Percentage, then, in each case, such Lender shall forthwith purchase participations in Advances made by the other Lenders as shall be necessary to share a ratable portion of the excess payment with each of them (based on its Applicable Specified Percentage so long as there does not exist an Event of Default and based on its Total Specified Percentage if there exists an Event of Default); provided, however, that if any of such excess payment is thereafter recovered from the purchasing Lender, its purchase from each other Lender shall be rescinded and each other Lender shall repay the purchase price to the extent of such recovery together with a ratable share of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Companies agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by Law, exercise all its Rights of payment (including any Right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Companies in the amount of such participation.


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

     SECTION 10.06. COSTS, EXPENSES, AND TAXES.

     (a) The Companies agree, jointly and severally, to pay on demand (i) all reasonable costs and expenses of the Administrative Agent and each other Managing Agent in connection with the preparation, negotiation, and administration of any Loan Papers, including without limitation the reasonable fees and out-of-pocket expenses of Special Counsel, (ii) all reasonable costs and expenses (including reasonable attorneys' fees and expenses) of the Administrative Agent and each other Managing Agent in connection with the administration, interpretation, modification, amendment, waiver, or release of any of the Loan Papers, and in connection with the issuance and handling of any Letter of Credit or draft or draw against any Letter of Credit and (iii) all reasonable costs and expenses (including reasonable attorneys' fees and expenses) of the Administrative Agent, each other Managing Agent and each Lender in connection with any restructuring, refinancing, work-out, or collection of any portion of the Obligation or the enforcement of any Loan Papers.

     (b) In addition, the Companies shall, jointly and severally, pay any and all transfer, stamp, and other similar Taxes payable or determined to be payable in connection with the execution, delivery, or recordation of any Loan Papers, and agree to save the Administrative Agent, each other Managing Agent and the Lenders harmless from and against any and all liabilities with respect to, or resulting from any delay by any Company in paying or the omission to pay, any such Taxes in accordance with this Section, including any penalty, interest, and expenses relating thereto. All payments by the Companies or any Subsidiary under any Loan Papers shall be made free and clear of and without deduction for any present or future Taxes (other than Taxes on the overall net income of the Administrative Agent, any other Managing Agent or any Lender) of any nature now or hereafter existing, levied, or withheld, including all interest, penalties, or similar liabilities relating thereto. If the Companies or any Subsidiary shall be required by Law to deduct or to withhold any Taxes from or in respect of any amount payable hereunder, (i) the amount so payable shall be increased to the extent necessary so that, after making all required deductions and withholdings (including Taxes on amounts payable to the Administrative Agent, any other Managing Agent or any Lender pursuant to this sentence), the payee receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) such Company or such Subsidiary shall make such deductions or withholdings, and (iii) such Company or such Subsidiary shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable Law.

     (c) The obligations of the Companies under this Section 10.06 shall survive the execution of this Agreement and/or the extinguishment of the Commitment, the Letter of Credit Commitment, repayment of the Obligation and termination of this Agreement.

     SECTION 10.07. RATE PROVISION. It is not the intention of any party to any Loan Papers to make an agreement violative of the Laws of any applicable jurisdiction relating to usury. Regardless of any provision in any of the Loan Papers, no Lender shall ever be entitled to receive, collect or apply, as interest on the Obligation, any amount in excess of the Maximum Amount. If any Lender ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Companies. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Amount, the Companies and the Lenders shall, to the maximum extent permitted under Applicable Laws, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the Obligation so that the interest rate is uniform throughout the entire term of the Obligation; provided that if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, the Lenders shall refund to the Companies the amount of such excess or credit the amount of such excess against the total principal amount owing, and, in such event, to the extent permitted by Law, no Lender shall be subject to any penalties provided by any Laws for contracting for, charging or receiving interest in excess of the Maximum Amount. This Section
10.07 shall control every other provision of all agreements among the parties to this Agreement pertaining to the transactions contemplated by or contained in the Loan Papers.

     SECTION 10.08. SEVERABILITY. If any provision of any Loan Papers is held to be illegal, invalid, or unenforceable under present or future Laws during the term thereof, such provision shall be ineffective to the extent of such illegality, invalidity or unenforceability, and fully severable, the appropriate Loan Paper shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom.

     SECTION 10.09. EXCEPTIONS TO COVENANTS. Neither the Companies nor any other Cablevision Entity shall be deemed to be permitted to take any action or to fail to take any action that is permitted as an exception to any covenant in any Loan Papers, or that is within the permissible limits of any covenant, if such action or omission is expressly prohibited in any other covenant in any Loan Papers.

     SECTION 10.10. COUNTERPARTS. This Agreement and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 10.11. GOVERNING LAW. (a) THIS AGREEMENT AND ALL OTHER LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH COMPANY AND EACH LENDER AGREES THAT ANY FEDERAL COURT IN NEW YORK CITY WILL HAVE EXCLUSIVE JURISDICTION OVER ANY SUIT,


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ACTION, PROCEEDING OR JUDGMENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS
AGREEMENT OR ANY OTHER LOAN PAPERS, AND HEREBY SUBMITS WITH RESPECT TO ITSELF AND ITS PROPERTY TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT FOR THE PURPOSE OF ANY SUIT, ACTION, PROCEEDING OR JUDGMENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN PAPERS, PROVIDED THAT THE PARTIES HERETO AGREE THAT IF JURISDICTION BY THE FEDERAL COURTS IN THE CITY OF NEW YORK IS NOT AVAILABLE, THEN THE STATE COURTS IN NEW YORK CITY WILL HAVE EXCLUSIVE JURISDICTION. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS THAT ANY OF THE PARTIES MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN NEW YORK CITY.

     (b) EACH COMPANY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE NOTIFICATION AGENT AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE NOTIFICATION AGENT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 10.12. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 10.13. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH LENDER AND EACH COMPANY HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     SECTION 10.14. JOINT AND SEVERAL OBLIGATIONS. The obligations and duties of the Companies hereunder and under the other Loan Papers shall be joint and several in all instances.

     SECTION 10.15. DISSEMINATION OF INFORMATION. Each Company hereby authorizes each Lender to disclose to any participant or assignee (or prospective participant or assignee) in accordance with the terms of Section
10.04 hereof, or any other Person acquiring an interest in the

Loan Papers by operation of law or otherwise (each a "Transferee"), and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of any Company and/or any Subsidiary; provided, however, that prior to any such disclosure, the Transferee or prospective Transferee shall agree to preserve the confidentiality of any confidential information relating to any Company received by it from such Lender.

     SECTION 10.16. TAXES. (a) Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Notification Agent and the Administrative Agent, on or prior to the Effective Date or the date such Person becomes a Lender, (i) either (A) two valid, duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, or (B) for any Lender that is not a bank within the meaning of Section 881(c)(3)(A) of the Code, a certificate to that effect and (ii) a valid, duly completed Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Notification Agent and the Administrative Agent two further copies of the such Form 1001 or 4224 (if applicable) and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Notification Agent, and such extensions or renewals thereof as may reasonably be requested by the Notification Agent or the Administrative Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Notification Agent and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

     (b) If any Taxes for which any Company would be required to make payment under Section 2.09(b)(i) or Section 10.06(b) hereof are imposed, any such Lender shall use its reasonable efforts to avoid or reduce such Taxes by taking any appropriate action (including, without limitation, assigning its rights hereunder to a related entity or a different office) which would not, in the sole opinion of such Lender, be otherwise disadvantageous to such Lender.

     (c) If any interest in any Loan Paper is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Administrative Agent and the Companies) that under Applicable Law and treaties no Taxes will be required to be withheld by the Administrative Agent, any Company or the transferor Lender with respect to any payments to be made to such Transferee in respect of the Advances or any other Obligation, (ii) to furnish to the transferor Lender, the Administrative Agent and the Companies either (A) U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such

Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) or (B) for any Lender that is not a bank within the meaning of Section 881(c)(3)(A) of the Code, a certificate that effect, and (iii) to agree (for the benefit of the transferor Lender, the Administrative Agent and the Companies) to deliver to the transferor Lender, the Administrative Agent and the Companies a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee (unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Notification Agent and the Administrative Agent), and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     SECTION 10.17. TERMINATION. The Commitment will be reduced to zero automatically, and this Agreement shall terminate, on August 31, 1996, if the Initial Advance has not been made by such date, provided that, even if the Initial Advance is never made and the Agreement terminates, the Companies shall, jointly and severally, pay all fees (including the commitment fee) and costs and expenses of Lenders as set forth in the Fee Letters and Sections 2.03(a) (until the date this Agreement is terminated pursuant to this Section 10.17), 2.09,
6.09 and 10.06 hereof, provided that, in the event that this Agreement is terminated prior to the Initial Advance in accordance with the terms of this
Section 10.17, the Companies shall not be obligated to pay the Administrative Agent or any Lender the facility fees set forth in the Fee Letters that were due and payable prior to the Initial Advance but after the Closing Date. Companies and Lenders agree that this provision shall survive the termination of this Agreement.





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

     IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.

THE COMPANIES:                 CABLEVISION OF CLEVELAND, L.P.


                               CABLEVISION OF CLEVELAND G.P., INC., as
                               General Partner

                               /s/ Barry J. O'Leary
                               -------------------------------------------------
                               By:  Barry J. O'Leary
                                   ---------------------------------------------
                               Its: Senior Vice President, Finance and Treasurer
                                   ---------------------------------------------


                               TELERAMA, INC.


                               /s/ Barry J. O'Leary
                               -------------------------------------------------
                               By:  Barry J. O'Leary
                                   ---------------------------------------------
                               Its: Senior Vice President, Finance and Treasurer
                                   ---------------------------------------------


                               CABLEVISION OF THE MIDWEST, INC.

                               /s/ Barry J. O'Leary
                               -------------------------------------------------
                               By:  Barry J. O'Leary
                                   ---------------------------------------------
                               Its: Senior Vice President, Finance and Treasurer
                                   ---------------------------------------------

MANAGING AGENTS:

                               NATIONSBANK OF TEXAS, N.A., as the
                               Administrative Agent

Address:
901 Main Street, 64th Floor    /s/  Jennifer F. Zydney
Dallas, Texas  75202           -------------------------------------------------
Attn:  Jennifer F. Zydney      By:  Jennifer F. Zydney
       Vice President          Its: Vice President
Phone: (214) 508-2752
Facs:  (214) 508-9390


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

                               CANADIAN IMPERIAL BANK OF COMMERCE, as the
                               Documentation Agent

Address:
2727 Paces Ferry Road          /s/  Deborah Strek
Suite 1200                     -------------------------------------------------
Atlanta, GA  30339             By:  Deborah Strek
Attn:  Sally Seebode           Its: Authorized Signatory
Phone: (770) 319-4862
Facs:  (770)-319-4950


With Copies to:

425 Lexington Avenue
8th Floor
New York, New York  10017
Attn:  Deborah Strek
Phone: (212) 856-3732
Facs:  (212) 856-3558



                               THE TORONTO-DOMINION BANK, as the Syndication
                               Agent


Address:
909 Fannin, Suite 1700         /s/  Jorge A. Garcia
Houston, Texas  77010          -------------------------------------------------
                               By:  Debbie Greene
                               Its: Manager, Credit Administration

Attn:  Debbie Greene
       Manager, Credit Administration
Phone: (713) 653-8245
Facs:  (713) 951-9921

With a copy to:

31 West 52nd Street
New York, New York  10019
Attn:  Ms. Joan S. Griffin

Phone: (212) 468-0736
Facs:  (212) 262-1928


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

LENDERS:

Revolving Credit Specified
Percentage:    14.82352941176470%  NATIONSBANK OF TEXAS, N.A., Individually as a
                                   Lender
Term Loan Specified
Percentage:    36.00000000000000%

Total Specified
Percentage:    18.00000000000000%

Address:
901 Main Street, 64th Floor        /s/  Jennifer F. Zydney
Dallas, Texas  75202               ---------------------------------------------
Attn:  Jennifer F. Zydney          By:  Jennifer F. Zydney
       Vice President              Its: Vice President

Phone: (214) 508-2752
Facs:  (214) 508-9390





Revolving Credit Specified
Percentage:    08.94117647058824%  CIBC INC., Individually as a Lender

Term Loan Specified
Percentage:    06.66666666666667%

Total Specified
Percentage:    08.60000000000000%

Address:
425 Lexington Avenue                    /s/  Deborah Strek
8th Floor                               ----------------------------------------
New York, NY 10017                      By:  Deborah Strek
Attn:  Deborah Strek                    Its: Director
       Director
Phone: (212) 856-3732
Facs:  (212) 856-3558


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

Revolving Credit Specified
Percentage:    08.94117647058824%  TORONTO DOMINION (NEW YORK), INC.,
                                   Individually as a Lender
Term Loan Specified
Percentage:         06.66666666666667%

Total Specified
Percentage:         08.60000000000000%

Address:
909 Fannin, Suite 1700             /s/ Jorge Garcia
Houston, Texas  77010              ---------------------------------------------
                                   By:  Jorge Garcia
                                   Its: Vice President
Attn:  Debbie Greene
       Vice President
Phone: (713) 653-8245
Facs:  (713) 951-9921

With a copy to:
31 West 52nd Street
New York, New York  10019
Attn:  Ms. Joan S. Griffin
Phone: (212) 468-0736
Facs:  (212) 262-1928


Revolving Credit Specified
Percentage:    06.35294117647059%  THE FIRST NATIONAL BANK OF BOSTON,
                                   Individually as a Lender
Term Loan Specified
Percentage:    04.00000000000000%

Total Specified
Percentage:    06.00000000000000%

Address:
Media & Communications             /s/  David B. Herter
100 Federal Street, 01-08-08       ---------------------------------------------
Boston, MA  02110                  By:  David B. Herter
Attn:  David Herter                ---------------------------------------------
Phone: (617) 434-3816              Its: Director
Facs:  (617) 434-3401              ---------------------------------------------

Revolving Credit Specified
Percentage:    07.05882352941176%  THE BANK OF NOVA SCOTIA, Individually as a
                                   Lender
Term Loan Specified
Percentage:    00.00000000000000%

Total Specified
Percentage:    06.00000000000000%

Address:
One Liberty Plaza, 26th Floor      /s/  Margot C. Bright
New York, NY  10006                ---------------------------------------------
Attn:  Margot Bright               By:  Margot C. Bright
Phone: (212) 225-5079              ---------------------------------------------
Facs:  (212) 225-5091              Its:
                                   ---------------------------------------------




Revolving Credit Specified
Percentage:    06.35294117647059%  CORESTATES BANK, N.A., Individually as a
                                   Lender

Term Loan Specified
Percentage:    04.00000000000000%

Total Specified
Percentage:    06.00000000000000%

Address:
1-8-11-28
P.O. Box 7618
1339 Chestnut Street               /s/  Douglas E. Blackman
Philadelphia, PA  19101-7618       ---------------------------------------------
Attn:  Doug Blackman               By:  Douglas E. Blackman
Phone: (215) 973-3848              Its: Vice President
Facs:  (215) 786-7721

Revolving Credit Specified
Percentage:    06.35294117647059%  CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                                   Individually as a Lender
Term Loan Specified
Percentage:    04.00000000000000%

Total Specified
Percentage:    06.00000000000000%

Address:
1301 Avenue of the Americas        /s/ Mark D. Thorsheim
New York, NY  10019                ---------------------------------------------
                                   By:  Mark D. Thorsheim
Attn:     Mark Thorsheim              ------------------------------------------
Phone:    (212) 261-7852           Its: Vice President and Authorized Signatory
Facs:     (212) 261-3318               -----------------------------------------






Revolving Credit Specified
Percentage:    06.35294117647059%  PNC BANK, NATIONAL ASSOCIATION,
                                   Individually as a Lender
Term Loan Specified
Percentage:    04.000000000000%

Total Specified
Percentage:    06.00000000000000%

Address:
Broad and Chestnut Streets         /s/ Thomas P. Carden
Philadelphia, PA  19101            ---------------------------------------------
                                   By:  Thomas P. Carden
                                   Its: Vice President
Attn:     Thomas P. Carden
Phone:    (215) 585-5359
Facs:     (215) 585-6680

Revolving Credit Specified
Percentage:    06.35294117647059%  ROYAL BANK OF CANADA, Individually as a
                                   Lender
Term Loan Specified
Percentage:    04.000000000000%

Total Specified
Percentage:    06.00000000000000%

Address:
Financial Square, 23rd Floor       /s/ Barbara Meijer
New York, NY  1005-3531            ---------------------------------------------
                                   By:  Barbara Meijer
                                      ------------------------------------------
                                   Its: Manager
                                       -----------------------------------------
Attn:     Barbara Meijer
Phone:    (212) 428-6288
Facs:     (212) 428-6460






Revolving Credit Specified
Percentage:    02.58823529411765%  THE BANK OF NEW YORK, Individually as a
                                   Lender
Term Loan Specified
Percentage:    01.33333333333333%

Total Specified
Percentage:    02.40000000000000%

Address:
One Wall Street, 16th Floor        /s/Brendan T. Nedzi
New York, NY 10286                 ---------------------------------------------
                                   By:  Brendan T. Nedzi
                                      ------------------------------------------
                                   Its: Vice President
                                       -----------------------------------------
Attn:     Brendan Nedzi
Phone:    (212) 635-8628
Facs:     (212) 635-8593

Revolving Credit Specified
Percentage:    02.58823529411765%  BANQUE PARIBAS, Individually as a
                                   Lender
Term Loan Specified
Percentage:    01.33333333333333%

Total Specified
Percentage:    02.40000000000000%

Address:
787 Seventh Avenue                 /s/ Phillipe Vuarchex
New York, NY  10019                ---------------------------------------------
                                   By:  Phillipe Vuarchex
                                      ------------------------------------------
                                   Its: Vice President
                                       -----------------------------------------
Attn:     Phillippe Vuarchex
Phone:    (212) 841-2226
Facs:     (212) 841-2369

                                   /s/ Cindy Hewitt
                                   ---------------------------------------------
                                   By:  Cindy Hewitt
                                   Its: Vice President


Revolving Credit Specified
Percentage:    03.52941176470588%  NATWEST BANK N.A., Individually as a Lender

Term Loan Specified
Percentage:    00.00000000000000%

Total Specified
Percentage:    03.00000000000000%

Address:
175 Water Street                   /s/ Eric S. Meyer
28th Floor                         ---------------------------------------------
New York, NY  10038                By:  Eric S. Meyer
Attn:     Eric S. Meyer            Its: Vice President
Phone:    (212) 602-2688
Facs:     (212) 602-2663

Revolving Credit Specified
Percentage:    02.82352941176471%  THE FIRST NATIONAL BANK OF CHICAGO,
                                   Individually as a Lender
Term Loan Specified
Percentage:    00.00000000000000%

Total Specified
Percentage:    02.40000000000000%

Address:
One First National Plaza, MS 0629  /s/ Michael P. King
Chicago, IL  60670-0629            ---------------------------------------------
                                   By:  Michael P. King
                                      ------------------------------------------
                                   Its: Corporate Banking Officer
                                       -----------------------------------------
Attn:     Mike P. King
Phone:    (312) 732-5831
Facs:     (312) 732-8587





Revolving Credit Specified
Percentage:    02.82352941176471%  THE FUJI BANK, LIMITED, Individually as a
                                   Lender
Term Loan Specified
Percentage:    00.00000000000000%

Total Specified
Percentage:    02.40000000000000%

Address:
2 World Trade Center, 82nd Floor   /s/ Katsunohi Nozawa
New York, NY  10048                ---------------------------------------------
                                   By:  Katsunohi Nozawa
                                      ------------------------------------------
                                   Its: Vice President & Manager
                                       -----------------------------------------
Attn:     Anne Dorsey
Phone:    (212) 898-2082
Facs:     (212) 321-9408

Revolving Credit Specified
Percentage:    02.58823529411765%  BARCLAYS BANK PLC, Individually as a Lender

Term Loan Specified
Percentage:    01.33333333333333%

Total Specified
Percentage:    02.40000000000000%

Address:
388 Market Street, Suite 1700      /s/ James K. Downey
San Francisco, CA  94111           ---------------------------------------------
                                   By:  James K. Downey
                                   ---------------------------------------------
                                   Its: Associate Director
                                   ---------------------------------------------
Attn:     Emily Tashman
Phone:    (415) 765-4733
Facs:     (415) 765-4760





Revolving Credit Specified
Percentage:    02.82352941176471%  THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                                   NEW YORK BRANCH, Individually as a Lender
Term Loan Specified
Percentage:    00.0000000000000%

Total Specified
Percentage:    02.40000000000000%

Address:
165 Broadway Street                /s/ Tetsuya Fukunaga
New York, NY  10006                ---------------------------------------------
                                   By:  Tetsuya Fukunaga
                                      ------------------------------------------
                                   Its: Vice President
                                       -----------------------------------------
Attn:     Tetsuya Fukunaga
Phone:    (212) 335-4549
Facs:     (212) 608-2371

Revolving Credit Specified
Percentage:    03.29411764705882%  SOCIETE GENERALE, Individually as a Lender

Term Loan Specified
Percentage:    01.33333333333333%

Total Specified
Percentage:    03.00000000000000%

Address:
1221 Avenue of the Americas,       /s/ Elaine Khalil
11th Floor                         ---------------------------------------------
New York, NY  10020                By:  Elaine Khalil
                                      ------------------------------------------
                                   Its: Vice President
                                       -----------------------------------------
Attn:     Elaine Khalil
Phone:    (212) 278-6853
Facs:     (212) 278-6240





Revolving Credit Specified
Percentage:    02.58823529411765%  DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                   ISLANDS BRANCHES, Individually as a Lender
Term Loan Specified
Percentage:    01.33333333333333%

Total Specified
Percentage:    02.4000000000000%

Address:
31 West 52nd Street                /s/ John R. Lilly
New York, NY  10019                ---------------------------------------------
                                   By:  John R. Lilly
                                      ------------------------------------------
                                   Its: Vice President
                                       -----------------------------------------

Attn:     John R. Lilly, Jr.
Phone:    (212) 474-8261
Facs:     (212) 474-7936
                                   /s/ Stephen E. Kohler
                                   ---------------------------------------------
                                   By:  Stephen E. Kohler
                                      ------------------------------------------
                                   Its: Assistant Vice President
                                       -----------------------------------------

Revolving Credit Specified
Percentage:    02.82352941176471%  THE SUMITOMO BANK TRUST AND BANKING CO., LTD,
                                   NEW YORK BRANCH, Individually as a Lender
Term Loan Specified
Percentage:    00.00000000000000%

Total Specified
Percentage:    02.40000000000000%

Address:
527 Madison Avenue, 6th Floor      /s/ Suraj P. Bhatia
New York, NY  10022                ---------------------------------------------
                                   By:  Suraj P. Bhatia
                                      ------------------------------------------
                                   Its: Senior Vice-President and Corporate
                                        Finance Department Manager
Attn:     Suraj P. Bhatia
Phone:    (212) 326-0716
Facs:     (212) 418-4848




Revolving Credit Specified
Percentage:    00.00000000000000%  MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                   INC., Individually as a Lender
Term Loan Specified
Percentage:    08.00000000000000%

Total Specified
Percentage:    01.20000000000000%

Address:
800 Scudders Mill Road, Area 2C    /s/ R. Douglas Henderson
Plainsboro, NJ  08536              ---------------------------------------------
                                   By:  R. Douglas Henderson
                                      ------------------------------------------
                                   Its: Authorized Signatory
                                       -----------------------------------------
Attn:     Doug Henderson
Phone:    (609) 282-2059
Facs:     (609) 282-2756

Revolving Credit Specified
Percentage:    00.00000000000000%  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                                   TRUST, Individually as a Lender
Term Loan Specified
Percentage:    16.00000000000000%

Total Specified
Percentage:    02.40000000000000%

Address:
One Parkview Plaza                 /s/ Jeffrey W. Maillet
Oakbrook Terrace, IL  60181        ---------------------------------------------
                                   By:  Jeffrey W. Maillet
                                   Its: Senior Vice President - Portfolio
                                        Manager
Attn:     Mr. Jeffrey W. Maillet
Phone:    (708) 684-6438
Facs:     (708) 684-6740

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